UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No.  )

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ROYALTY PHARMA PLC
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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ROYALTY PHARMA

Proxy Statement and Notice of Annual General Meeting of Shareholders

2026

Letter from our Chairman and Chief Executive Officer

As we build on a landmark year, we remain deeply committed to accelerating biomedical innovation. With strong portfolio growth, a fully internalized operating platform and a robust pipeline, Royalty Pharma is uniquely positioned to partner with innovators, deploy capital effectively and generate lasting value for patients, partners and shareholders.

Pablo Legorreta
Chairman and
Chief Executive Officer

April 10, 2026
Dear Fellow Shareholders:
On behalf of the board of directors of Royalty Pharma plc (the “Board”) and the senior leadership team, it is our pleasure to invite you to our 2026 Annual General Meeting of Shareholders (the “Annual Meeting”) of Royalty Pharma plc (“Royalty Pharma” or the “Company”), which will be held at 110 East 59th Street, New York, NY 10022 at 9:00 a.m. (U.S. Eastern Time) on Thursday, June 4, 2026.
Delivering Results
I am delighted to report another year of strong execution on our strategy as a premier capital allocator, delivering continued growth and attractive returns in the fast-growing royalty market.
In 2025, we returned over $1.7 billion to shareholders, including repurchasing over $1.2 billion dollars of shares under our new share buyback program. At the same time, we deployed $2.6 billion on royalty acquisitions, including our innovative funding arrangements with Revolution Medicines and our purchase of BeOne Medicine’s royalty on Imdelltra.
We also internalized our formerly external manager so that Royalty Pharma is now an integrated public company. My fellow shareholders and I now own both our world-class investment platform and our one-of-a-kind portfolio of royalties on leading biopharma products.
New Skills and Capabilities
We believe our Board’s experiences, perspectives and skills contributes to the Board’s effectiveness as it provides guidance that positions Royalty Pharma for long-term success. In 2025, Carole Ho, Executive Vice President and President, Lilly Neuroscience, and Bess Weatherman, a Special Limited Partner of Warburg Pincus LLC, a leading global private equity firm focused on growth investing, were welcomed to our Board. Their outstanding leadership and commitment to innovation will be instrumental as we advance our long-term strategy. With deep experience across biopharma and finance, they bring invaluable perspective that will enhance our Board and help drive Royalty Pharma’s continued growth and impact
Your Vote is Important
The accompanying Notice of Annual General Meeting and Proxy Statement describe the matters to be voted on at the Annual Meeting. We are making our proxy materials available electronically as the primary means of furnishing proxy materials to shareholders.
We encourage you to read the proxy materials and vote your shares as soon as possible. Shareholders may vote via the internet, by telephone or by completing and returning a proxy card.
We are excited about the tremendous opportunities ahead for Royalty Pharma to drive value creation and long-term growth. Through our work, we are committed to deliver positive impacts to our shareholders.
On behalf of the Board, we appreciate your investment and thank you for your ongoing support of Royalty Pharma.

Sincerely,

Pablo Legorreta
Chairman and Chief Executive Officer

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NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS OF ROYALTY PHARMA PLC

Notice of Annual General Meeting of Shareholders of Royalty Pharma PLC

Registered Company No. 12446913

Registered Office: The Pavilions,
Bridgwater Road, Bristol BS13 8AE,
United Kingdom

Date: Thursday, June 4, 2026

Time: 9:00 a.m. U.S. Eastern Time

Place: 110 East 59th Street New York, NY 10022

Record Date: April 6, 2026

How to Vote

Internet: You can vote your shares online at www.proxyvote.com

Telephone: In the U.S. or Canada, you can vote your shares by calling +1-800-690-6903

Mail: Follow the instructions in your proxy materials

Meeting Agenda:

1	Election of each of the nine director nominees listed in the accompanying Proxy Statement by separate ordinary resolutions.
2	Approve on a non-binding advisory basis the compensation of our named executive officers.
3	Ratify the appointment of Ernst & Young LLP, as our independent registered public accounting firm.
4	Receive our U.K. Annual Report and Accounts.
5	Approve on a non-binding advisory basis our U.K. directors’ remuneration report in the U.K. Annual Report and Accounts (the “U.K. Directors’ Remuneration Report”).
6
Approve the re-appointment of Ernst & Young, as our U.K. statutory auditor under the U.K. Companies Act 2006, to hold office until the conclusion of the next general meeting of shareholders at which the U.K. annual report and accounts are presented to shareholders.

7	Authorize the Board to determine the remuneration of our U.K. statutory auditor.
8	Approve the terms of the agreements and counterparties pursuant to which we may purchase our Class A Ordinary Shares.
9	Authorize the Board to allot shares.
10	Authorize the Board to allot shares without rights of pre-emption.

Resolutions 1-9 will be proposed as an ordinary resolution (meaning that each such resolution will be approved if a simple majority of votes cast, whether in person or by proxy, for or against a resolution, are cast in favor of the resolution). Resolution 10 will be proposed as a special resolution (meaning that it will be approved if at least 75% of the votes cast, whether in person or by proxy, are cast in favor of such special resolution). The text of the proposed resolutions 8, 9 and 10 set out in the accompanying Proxy Statement is incorporated by reference into this notice.
Each Class A ordinary share and each Class B ordinary share that you own represents one vote. A list of shareholders will be available commencing May 22, 2026 at our principal executive offices during normal business hours. In the event there is no quorum at the time of the Annual Meeting, the Annual Meeting may be adjourned or postponed in order to permit further solicitation of proxies.
A shareholder of record is entitled to appoint one or more proxies in relation to the Annual Meeting (provided that each proxy is appointed to exercise the rights attached to different shares). Such proxy need not be a shareholder of record of Royalty Pharma but must attend the Annual Meeting and vote as instructed by or on behalf of the shareholder of record for such vote to be counted. The proxy may exercise a shareholder’s right to attend the meeting, ask questions and vote at the Annual Meeting.

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NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS OF ROYALTY PHARMA PLC

Please refer to the section “General Information” of the Proxy Statement for further information and full details on how to attend and vote (or appoint a proxy to do so on your behalf) at the Annual Meeting.
This Notice of Annual General Meeting of Shareholders and related proxy materials are being distributed or made available to shareholders beginning on or about April 10, 2026 at www.proxyvote.com.
During the Annual Meeting, our Board (or the chairman of the Annual Meeting) will present to our shareholders our U.K. statutory accounts together with our U.K. statutory reports, including the strategic report, the directors’ report, the directors’ remuneration report and the independent auditor’s report for the fiscal year ended December 31, 2025 (our “U.K. Annual Report and Accounts”).
The proxy materials include this notice, the Proxy Statement, our Annual Report on Form 10-K, our U.K. Annual Report and Accounts and the enclosed proxy card. The Proxy Statement provides information about the agenda and related matters for the Annual Meeting. It also describes how our Board operates, includes information about its director candidates, and includes information about the other items of business to be conducted at the Annual Meeting.
If you attend the Annual Meeting, you will be asked to present valid picture identification before being admitted along with proof of share ownership (or a proxy from the record holder). Cameras, recording devices and other electronic devices will not be permitted. The Annual Meeting may not be recorded.
If it is determined that a change in the date, time or location of the Annual Meeting is advisable or required, an announcement of such changes will be made through a press release, additional proxy materials filed with the U.S. Securities and Exchange Commission (the “SEC”), and on the Investors section of our website. Please check this website in advance of the meeting date if you are planning to attend in person.
Your vote is important. Whether or not you plan to attend the Annual Meeting, we encourage you to vote and submit your proxy through the internet or by telephone or request and submit your proxy card as soon as possible, so that your shares may be represented at the meeting.
By Order of the Board,

Arthur McGivern
Executive Vice President, Investments & General Counsel

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2026 ANNUAL GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 4, 2026

The Notice of Annual General Meeting of Shareholders, Proxy Statement, Annual Report on Form 10-K and U.K. Annual Report and Accounts are available at www.proxyvote.com. Information contained on such website is not incorporated by reference into this Proxy Statement or any other report we file with the SEC.

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Forward-Looking Statements and Non-GAAP Measures
This Proxy Statement contains statements reflecting our views about our future performance that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. In some cases, you can identify these statements by forward-looking words such as “may,” “might,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “target,” “forecast,” “guidance,” “goal,” “predicts,” “project,” “potential” or “continue,” the negative of these terms and other comparable terminology. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about us, our current and prospective assets, our industry, our beliefs and our assumptions. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements. There are important factors that could cause our actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied by the forward-looking statements. You should evaluate all forward-looking statements made in this Proxy Statement in the context of the numerous risks outlined in Part I under Item 1A. under “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 and as updated by our Quarterly Reports on Form 10-Q along with other public filings we make with the SEC. We undertake no duty to update any of these forward-looking statements in this Proxy Statement, except as otherwise required by law.
This Proxy Statement includes certain non-GAAP liquidity measures as defined under Item 10(e) of Regulation S-K. We believe such measures provide meaningful information about our liquidity, together with a reconciliation of those measures, to the most directly comparable U.S. GAAP measures.
WEBSITE LINKS
The content in any website links included in this Proxy Statement is not incorporated herein and does not constitute a part of this Proxy Statement.

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In the Notice of Annual General Meeting and this Proxy Statement, references to “Royalty Pharma,” the “Company,” “we,” “us,” or “our” and similar expressions refer to Royalty Pharma plc and its subsidiaries and “Annual Meeting” refers to the annual general meeting of the shareholders of Royalty Pharma plc, in each case, unless the context of a particular reference requires otherwise. References to “shares” refer collectively to Class A ordinary shares and Class B ordinary shares of Royalty Pharma plc.

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PROXY SUMMARY

Proxy Summary

Date: Thursday, June 4, 2026

Time: 9:00 a.m. U.S. Eastern Time

Place: 110 East 59th Street New York, NY 10022

Record Date: April 6, 2026

This summary highlights information contained elsewhere in this Proxy Statement. This summary does not include all of the information that you should consider, and you should read the entire Proxy Statement carefully before voting.
Who We Are
We are the largest buyer of biopharmaceutical royalties and a leading funder of innovation across the biopharmaceutical industry. Since our founding in 1996, we have been pioneers in the royalty market, collaborating with innovators from academic institutions, research hospitals and not-for-profits through small and mid-cap biotechnology companies to leading global pharmaceutical companies. We have assembled a portfolio of royalties which entitles us to payments based directly on the top-line sales of many of the industry’s leading therapies, which includes royalties on more than 35 commercial products, including Vertex’s Trikafta and Alyftrek, GSK’s Trelegy, Biogen’s Tysabri and Spinraza, Roche’s Evrysdi, Astellas and Pfizer’s Xtandi, Johnson & Johnson’s Tremfya, AbbVie and Johnson & Johnson’s Imbruvica, Servier’s Voranigo, Gilead’s Trodelvy, Amgen’s Imdelltra and Alnylam’s Amvuttra, among others, and 20 development-stage product candidates.
We strive to be the premier capital allocator in life sciences with consistent, compounding growth. Our highly selective investment approach focuses on identifying and tracking important new therapies, which allows us to act efficiently when opportunities arise. Supported by an experienced investment team, a rigorous due diligence process and a focus on high-quality therapies addressing significant unmet patient needs, we pursue royalty opportunities that best meet our investment criteria.
Over more than 30 years, we have refined our business model and investment platform that creates strong competitive advantages. Our model combines a unique structure, long investment time horizon, structuring flexibility, scale and diversification, and singular focus on biopharmaceuticals. This is reinforced by our investment platform anchored in deep life sciences expertise, exceptional talent, extensive industry relationships, an industrialized investment process and proprietary data and analytics capabilities.
Our Structure
Founded in 1996, Royalty Pharma has pioneered the royalty funding market and continued to innovate in life science funding. On February 6, 2020, we were incorporated under the laws of England and Wales. On June 16, 2020, we completed an initial public offering (“IPO”) of our Class A ordinary shares and began trading on the Nasdaq Stock Market LLC (“Nasdaq”) under the symbol “RPRX.” On May 16, 2025, we completed the internalization of our formerly external manager after this proposed transaction was approved by 99.9% of the shares voted on the proposal at our 2025 shareholders meeting.
We have two classes of voting shares: Class A ordinary shares and Class B ordinary shares, each of which has one vote per share. Our Class A ordinary shares and Class B ordinary shares vote together as a single class on all matters submitted to a vote of shareholders, except as otherwise required by applicable law. Our Class B ordinary shares are not publicly traded and are held by private partnerships and other holding vehicles (together, the “Private Holders”) in proportion to their ownership interest in our subsidiary Royalty Pharma Holdings Ltd (“RPH”) and its subsidiaries. The investors in the Private Holders or the Private Holder entity itself have the right to exchange their indirect or direct interest in the Class B ordinary shares of RPH for direct ownership of Class A ordinary shares of Royalty Pharma plc.
RPH is the sole owner of Royalty Pharma Investments 2019 ICAV (“RPI”).

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PROXY SUMMARY

Performance Highlights
Financial and strategic highlights for 2025 include:

$3.3BN	$3.0BN	$2.7BN	$4.7BN
2025 PORTFOLIO RECEIPTS	2025 ADJUSTED EBITDA(1)	2025 PORTFOLIO CASH FLOW(1)	2025 ANNOUNCED TRANSACTION VALUE

$2.6BN	$27.5BN	55+	16
2025 CAPITAL DEPLOYMENT	CAPITAL DEPLOYMENT SINCE 2012	APPROVED AND DEVELOPMENT-STAGE PRODUCTS	BLOCKBUSTER $1BN+ THERAPIES IN PORTFOLIO

(1)	Refer to the section “Appendix A - Reconciliations of Non-GAAP Measures” in this Proxy Statement for reconciliation of this non-GAAP measure to its corresponding GAAP measure.
Our 2025 performance showcases our capabilities and how we create long-term value for our people, community and shareholders.
Our Director Nominees
The following table provides summary information about each director nominee, and the expected composition of each Board committee following the Annual Meeting, assuming each director nominee is elected. All of the director nominees are currently members of the Board and have been directors of Royalty Pharma plc since 2020, with the exception of Mr. Hodgson, who was first elected as a director at the 2022 Annual Meeting, and Dr. Coric, who was first elected as a director at the 2025 Annual Meeting. Dr. Ho. and Ms. Weatherman were appointed to the Board in 2025 and are seeking election to the Board for the first time.

Name	Age(1)	Primary Occupation	Independent	A	MDCC	NCG	Other Public Boards
Pablo Legorreta Chairman and CEO	62	Chairman and CEO, Royalty Pharma plc					1
Ted Love, M.D. Lead Independent Director	67	Former Chair, Biotechnology Innovation Organization (BIO)				C	3
Bonnie Bassler, Ph.D.	63	Chair, Department of Molecular Biology at Princeton University			M		1
Vlad Coric, M.D.	55	Chairman and CEO, Biohaven Limited			M		2
Catherine Engelbert	61	Commissioner, Women’s National Basketball Association		M			1
Carole Ho, M.D.	53	EVP and President, Lilly Neuroscience				M	1
David Hodgson	69	Vice Chairman, General Atlantic		M	C		2
Gregory Norden	68	Former CFO, Wyeth		C		M	2
Elizabeth Weatherman	66	Special Limited Partner of Warburg Pincus LLC			M		1

(1)	Age as of the Record Date of the 2026 Annual Meeting.
A - Audit Committee MDCC - Management Development and Compensation Committee NCG - Nominating and Corporate Governance Committee
C - Chairperson M - Member

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PROXY SUMMARY

Board Composition
The Board believes that it is essential for its membership to represent a wide range of experiences, skills and perspectives in order to enhance the Board’s effectiveness in fulfilling its oversight role. Below we highlight the composition of our director nominees.

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PROXY SUMMARY

Board Skills and Experience
The table below summarizes key qualifications, skills, or attributes most relevant to the decision to nominate the director to serve on the Board. A mark indicates a specific area of focus or expertise on which the Board relies most. The lack of a mark does not mean the director does not possess that qualification or skill. Each director biography below describes these qualifications and relevant experience in more detail. We believe the table below demonstrates the breadth of the collective experience, expertise and skills of our Board.

Name	Leadership	Finance / Accounting	Science / Biotech	Business Strategy	Research / Academic	Technology/ Cybersecurity	Risk Management	Corporate Responsibility	Public Company CEO
Pablo Legorreta
Ted Love, M.D.
Bonnie Bassler, Ph.D.
Vlad Coric, M.D.
Catherine Engelbert
Carole Ho, M.D.
David Hodgson
Gregory Norden
Elizabeth Weatherman

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PROXY SUMMARY

Our Strategy
We intend to grow our business by continuing to partner with constituents across the biopharmaceutical value chain to fund innovation. Our growth strategy is tailored to the needs of our partners through a variety of structures:
•
Third-party Royalties – Existing royalties on approved or late-stage development therapies. A royalty is the contractual right to a percentage of top-line sales from a licensee’s use of a product, technology or intellectual property. The majority of our current portfolio consists of third-party royalties.

•
Synthetic Royalties – Newly-created royalties on approved or late-stage development therapies with strong proof of concept. A synthetic royalty is the contractual right to a percentage of top-line sales by the developer or marketer of a therapy in exchange for funding.

•
Other Funding Modalities – We may provide other forms of capital to our partners as a component within a royalty transaction to increase the scale of our capital. This may include senior unsecured debt, direct equity investments and launch and development capital (in exchange for fixed long-term payments).

Additionally, we may identify additional opportunities, platforms or technologies that leverage our capabilities.
Our Points of Differentiation
We have established a number of significant points of differentiation that will enable us to further advance our leadership position as a premier capital allocator in life sciences and our status as a royalty financing partner of choice to the biopharmaceutical ecosystem:
•	Differentiated Business Model – Unique corporate structure and disciplined investment approach, leveraging scale to enhance sourcing, execution and long-term value creation.
•
Leading Investment Platform – Rigorous, research-driven diligence with deep institutional knowledge and industry relationships and advanced data and analytics capabilities that optimize risk-adjusted returns and create value for partners and shareholders.

As a pioneer and first mover in the biopharmaceutical royalty market and nearly 30 years of platform refinement supporting sustained market leadership, we are an optimized royalty buyer.
Corporate Responsibility Highlights
We believe that our corporate responsibility strategy, policies and practices will create sustainable long-term value for Royalty Pharma and its employees, shareholders and other stakeholders, while also helping us reduce risk and identify new opportunities.
Highlights of our corporate responsibility efforts include:

•	Responsible Investment Policy;
•	Contributions to multiple United Nations Sustainable Development Goals;
•	Focus on human capital development; and
•	Commitment to philanthropy.

To foster these principles, we have committed to promote an inclusive culture, including through our commitment to numerous social impact initiatives, employee development and comprehensive benefits. See “Corporate Responsibility at Royalty Pharma” for more detail on our culture and these commitments and initiatives. In addition, corporate responsibility topics are top priorities of our management and Board, with primary oversight of corporate responsibility by the Nominating and Corporate Governance Committee with regular Board review.

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PROXY SUMMARY

Compensation Philosophy and Highlights
As a leading allocator of capital funding the next wave of biopharma innovation, Royalty Pharma relies on its named executive officers and senior leadership team to manage our business and assets and source and evaluate new investment opportunities. We employ a team of experienced management personnel, as detailed in “Executive Officers.” More broadly, our success depends on the expertise and dedication of our employees to identify, evaluate and execute investments to managing and enhancing our portfolio to create long-term value for our shareholders. To ensure our named executive officers and senior leadership deliver strong financial results and continue to lead our teams effectively, it is essential that they are compensated in a manner that reinforces our pay-for-performance philosophy. This approach motivates excellence, drives accountability and promotes long-term retention across Royalty Pharma.
Our executive compensation policies and practices include:
•	A Management Development and Compensation Committee comprised of all independent directors;
•	Annual review of compensation of our named executive officers;
•	Multi-year performance vesting requirements; and
•	Pay-for-performance philosophy that emphasizes variable “at-risk” compensation.
The annual compensation of our named executive officers for the year ended December 31, 2025 includes three principal elements: base salary, annual bonus and Equity Performance Awards. Please refer to the “Compensation Discussion and Analysis” section of this Proxy Statement for a full description of our compensation philosophy, policies and practices.
Governance and Board Best Practices
We accelerate innovation in life sciences by making the R&D ecosystem more productive — a mission that can only be accomplished with a broad, long-term focus. We believe our adoption of leading governance practices will foster sustainable business success over the long term. Strong corporate governance, informed by participation from our shareholders, is essential to achieving our goals. In May 2025, we completed the internalization of our formerly external manager to provide our board of directors with greater oversight over executive compensation and succession planning, furthering Royalty Pharma’s commitment to robust governance practices.
In 2025, members of management also continued their robust shareholder outreach efforts. Additional information can be found under “Shareholder Engagement” below.

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PROXY SUMMARY

Independent, Effective Board Oversight

 •
100% independent committee chairs and members
 •
Lead Independent Director
 •
8 out of 9 director nominees are independent
 •
Internalized our formerly external manager so that Royalty Pharma is now an integrated public company
 •
Board committed to refreshment, maintaining an average tenure of 10 years or less for its independent directors as a group since our IPO
 •
Executive sessions follow regularly scheduled Board and committee meetings
 •
Annual Say-on-Pay Vote
 •
Clawback Policy

 •
Annual Board and committee evaluations
 •
Continuing education
 •
Director orientation
 •
Succession Planning Oversight
 •
Anti-Hedging Policy
 •
Policy Restricting Pledging with quarterly reviews
 •
NASDAQ compliant Financial Restatement Compensation Recoupment Policy

Shareholder Rights

 •
Each share has equal voting rights
 •
All directors are elected annually
 •
Directors are elected by majority vote
 •
Shareholder right to call general meetings
 •
Annual advisory shareholder vote on executive compensation

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PROXY SUMMARY

Voting Matters

Proposals		Board Vote Recommendation	Page Reference
1	Election of Directors	“FOR” Each Nominee	16
2	Non-Binding Advisory Vote on the Compensation of our Named Executive Officers	“FOR”	47
3	Ratification of Appointment of our Independent Registered Public Accounting Firm	“FOR”	71
4	Receive our U.K. Annual Report and Accounts	“FOR”	74
5	Non-Binding Advisory Vote to Approve our U.K. Directors’ Remuneration Report	“FOR”	75
6	Approve the Re-Appointment of our U.K. Statutory Auditor	“FOR”	76
7	Authorize the Board to Determine the Remuneration of Our U.K. Statutory Auditor	“FOR”	77
8	Approve the Terms of the Agreements and Counterparties pursuant to which we may Purchase our Class A Ordinary Shares	“FOR”	78
9	Authorize the Board to Allot Shares	“FOR”	80
10	Authorize the Board to Allot Shares Without Rights of Pre-emption	“FOR”	82
Certain proposals on which shareholders are being asked to vote are customary, or required for public limited companies incorporated in England and Wales to present to shareholders at each annual general meeting. These proposals may be unfamiliar to shareholders accustomed to proxy statements for companies organized in other jurisdictions. Specifically, proposals 4 through 10 are customary proposals, and may be mandated by English law.
Resolutions in proposals 1 through 9 will be proposed during the Annual Meeting as ordinary resolutions, which means that, assuming a quorum is present, each such resolution will be approved if a simple majority of votes cast at the Annual Meeting (whether in person or by proxy) for or against a resolution are cast in favor of the resolution. Proposal 10 will be proposed as a special resolution and requires the affirmative vote of at least 75% of the votes cast at the Annual Meeting (whether in person or by proxy).
Further details of the proposals are set out in the Proxy Statement under the relevant descriptions of the proposals.
With respect to the non-binding advisory votes in proposals 2 and 5, the result of the vote for each proposal will not require our Board to take any action. Our Board values the opinions of our shareholders as expressed through advisory votes and other communications. Our Board will carefully consider the outcome of the advisory vote on each proposal.
Proposal 1. Each of the proposed directors will be elected if a simple majority of votes cast at the Annual Meeting (whether in person or by proxy) for or against a resolution are cast in favor of the proposed election. This means that each of the director nominees must receive the simple majority of votes cast (whether in person or by proxy) for that director nominee to be elected to our Board. You may vote “FOR,” “AGAINST” or “ABSTAIN” for each director nominee. If you “ABSTAIN,” your voting rights will be counted for purposes of establishing a quorum, but will not be taken into account in determining the outcome of the proposal. This proposal is considered a non-routine matter, so if you are a street name shareholder, your broker, bank, or other nominee is not permitted to vote your shares on this proposal without your instruction (a “Broker Non-Vote”). Broker Non-Votes are not treated as entitled to cast a vote and, therefore, will have no impact on the outcome of the proposal.
Proposals 2, 4, 5, 7, 8 and 9. Each proposal will be approved if a simple majority of votes cast at the Annual Meeting (whether in person or by proxy) for or against a resolution are cast in favor of the resolution. You may vote “FOR,” “AGAINST” or “ABSTAIN” on each of these proposals. If you “ABSTAIN,” your voting rights will be counted for purposes of establishing a quorum, but will not be taken into account in determining the outcome of the proposal. Broker Non-Votes are not treated as entitled to cast a vote and, therefore, will have no impact on the outcome of the proposals.
Proposals 3 and 6. Each proposal will be approved if a simple majority of votes cast at the Annual Meeting (whether in person or by proxy) for or against a resolution are cast in favor of the resolution. You may vote “FOR,” “AGAINST” or “ABSTAIN” on each of these proposals. If you

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PROXY SUMMARY

“ABSTAIN,” your voting rights will be counted for purposes of establishing a quorum, but will not be taken into account in determining the outcome of the proposal. These proposals are considered “routine” matters, so if you are a street name shareholder, your broker, bank, or other nominee has the discretion to vote your shares on each of these proposals even if your broker does not receive voting instructions from you.
Proposal 10. This proposal will be approved if 75% (or more) of the votes cast at the Annual Meeting (whether in person or by proxy) are cast in favor of the resolution. You may vote “FOR,” “AGAINST” or “ABSTAIN” on this proposal. If you “ABSTAIN,” your voting rights will be counted for purposes of establishing a quorum, but will not be taken into account in determining the outcome of the proposal. Broker Non-Votes are not treated as entitled to cast a vote and, therefore, will have no impact on the outcome of the proposal.

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Proposal 1 ELECTION OF DIRECTORS

The Board recommends that shareholders vote “FOR” the election of each of the director nominees.

The nominees for election as directors are Pablo Legorreta, Bonnie Bassler, Vlad Coric, Catherine Engelbert, Carole Ho, David Hodgson, Ted Love, Gregory Norden and Elizabeth Weatherman. Errol De Souza will end his Board service on the date of the Annual Meeting. The Board appointed Dr. Ho and Ms. Weatherman as directors in July 2025, and they are standing for election for the first time at the Annual Meeting and who were previously recommended to the Board by our Nominating and Corporate Governance Committee. Each of these nominees have been nominated by the Nominating and Corporate Governance Committee in accordance with our Articles of Association. Each nominee has consented to be named a director nominee in this Proxy Statement, and is willing to serve if elected.
The term of our director nominees will expire at the 2027 Annual Meeting, with each director to hold office until a successor is duly elected or until the earlier of such director’s death, resignation, retirement or removal.
Unless authority to vote for a particular nominee is exercised differently, the shares represented by the enclosed proxy will be voted “FOR” the election of each director nominee.
Information about the director nominees, including their ages, specific experience, qualifications and skills that led our Board to the conclusion that the director should be nominated to serve on our Board, are set forth below. There are no family relationships among any of our directors.
Our Director Nominees

Directors	Pablo Legorreta	Ted Love	Bonnie Bassler	Vlad Coric	Catherine Engelbert	Carole Ho	David Hodgson	Gregory Norden	Elizabeth Weatherman

Age(1)	62	67	63	55	61	53	69	68	66
Gender	M	M	F	M	F	F	M	M	F
Skills and Experience
Leadership	•	•	•	•	•	•	•	•	•
Finance / Accounting					•		•	•	•
Science / Biotech	•	•	•	•		•		•
Business Strategy	•	•		•	•	•	•	•	•
Research / Academic		•	•	•
Technology/Cybersecurity		•	•	•	•		•	•
Risk Management	•	•		•	•		•	•
Corporate Responsibility		•	•	•	•		•	•
Public Company CEO	•	•		•

(1)	Age as of the Record Date of the 2026 Annual Meeting.

Royalty Pharma	2026 Proxy Statement | 16

PROPOSAL 1 — ELECTION OF DIRECTORS

Director Nominees
The Board recommends that shareholders vote “FOR” the election of each of the director nominees.

Pablo Legorreta Chairman and CEO Age: 62 Director Since February 2020 Birthplace: Mexico Committees: None	Pablo Legorreta

Experience:
Pablo Legorreta has been our Chief Executive Officer and Chairman of the Board since inception.

Previously, Mr. Legorreta was an investment banker at Lazard Frères in Paris and New York. Mr. Legorreta is also a co-founder of Pharmakon Advisors, a leading provider of debt capital to the biopharmaceutical industry. Mr. Legorreta received a degree in industrial engineering from Universidad Iberoamericana in Mexico City.
Other Public Company Directorships:
ProKidney Corp. (2022-present)
Former Other Public Company Directorships:
Epizyme, Inc. (2019-2022)
Qualifications:
Mr. Legorreta brings over 25 years of leadership experience and a demonstrated track record for delivering strong business results. Mr. Legorreta has deep knowledge of investing in biopharma as he has built and managed Royalty Pharma, the largest buyer of biopharmaceutical royalties and a leading funder of innovation across the biopharmaceutical industry, which contributes an important perspective to our Board’s discussion of opportunities and challenges in a rapidly evolving business environment. We also benefit from his extensive experience in the biopharmaceutical industry which enables him to bring a broad perspective of the issues facing our industry.

Ted Love, M.D. Independent Director Age: 67 Director since July 2020 Birthplace: United States Committees: • Nominating and Corporate Governance Committee (Chair)	Ted Love, M.D.

Experience:
Dr. Love served as BIO’s Chair of its Board of Directors for a two-year term (2023-2025).

Previously, Dr. Love served as president and chief executive officer of Global Blood Therapeutics, Inc. from June 2014 to October 2022. From February 2010 to August 2012, he served as executive vice president, research and development and technical operations, at Onyx Pharmaceuticals, Inc. Prior to Onyx, from 2001 to January 2009, Dr. Love served as president, chief executive officer and chairman of Nuvelo, Inc. Prior to that, he served as senior vice president, development, at Theravance, Inc. from 1998 to 2001. Previously, he spent six years at Genentech, Inc., where he held a number of senior management positions in medical affairs and product development and served as chairman of Genentech’s Product Development Committee. Dr. Love holds a B.A. in molecular biology from Haverford College and an M.D. from Yale Medical School. He completed a residency in internal medicine and a fellowship in cardiology at the Massachusetts General Hospital.
Other Public Company Directorships:
Structure Therapeutics Inc. (2023-present)
Gilead Sciences, Inc. (2024-present)
Jazz Pharmaceuticals plc (2025-present)
Former Other Public Company Directorships:
Seagen Inc. (2020-2023)
Global Blood Therapeutics, Inc. (2014-2022)
Qualifications:
Dr. Love was selected to serve on our Board because of his more than 20 years of leadership and management experience in the biopharmaceutical industry, including BIO, Global Blood Therapeutics, Inc. and Onyx Pharmaceuticals, Inc., in addition to his prior experience as a practicing physician. Dr. Love also has notable experience on the boards of other public healthcare companies. He brings both strong business expertise, experience as a CEO of a global healthcare company, and knowledge of patient perspectives to our Board.

Royalty Pharma	2026 Proxy Statement | 17

PROPOSAL 1 — ELECTION OF DIRECTORS

Bonnie Bassler, Ph.D. Independent Director Age: 63 Director since June 2020 Birthplace: United States Committees: • Management Development and Compensation Committee (Member)	Bonnie Bassler, Ph.D.

Experience:
Dr. Bassler currently serves in several roles at Princeton University, including Professor in the Department of Molecular Biology since 1994, associated faculty member of the Department of Chemistry since 2010, Investigator at the Howard Hughes Medical Institute since 2005, and associate faculty member of the Princeton Environmental Institute since 1996.

Previously, Dr. Bassler served as the Director of the Council on Science and Technology at Princeton University from July 2008 to June 2013. Dr. Bassler has served as a Trustee of the Alfred P. Sloan Foundation since 2014. Dr. Bassler served as a board member of the American Association for the Advancement of Science from January 2012 to December 2016. She was a member of the National Science Board from January 2010 until May 2016. Dr. Bassler has been elected to the National Academy of Sciences, the National Academy of Medicine, and the Royal Society, among other honorific organizations. She received a B.S. in biochemistry from the University of California-Davis and a Ph.D. in biochemistry from the John Hopkins University.

Other Public Company Directorships:
Regeneron Pharmaceuticals, Inc. (2016-present)

Former Other Public Company Directorships:
Cidara Therapeutics, Inc. (2021-2026)
Kaleido Biosciences, Inc. (2018-2022)

Qualifications:
Dr. Bassler was selected to serve on our Board because of her extensive scientific knowledge and her scientific and academic career and accomplishments. Dr. Bassler’s experience serving on boards across academia and the biopharmaceutical industry provides her with important qualifications and skills to serve on our Board.

Vlad Coric, M.D. Independent Director Age: 55 Director since April 2025 Birthplace: United States Committees: • Management Development and Compensation Committee (Member)	Vlad Coric, M.D.

Experience:
Vlad Coric, M.D. has been nominated to serve as a member of our Board and is standing for election at the 2025 Annual Meeting. Dr. Coric has served as chief executive officer and as a director of Biohaven (NYSE: BHVN) since 2015. From January 2007 to September 2015, he served as a group director of global clinical research at Bristol-Myers Squibb Company focusing both in oncology global clinical research and neuroscience global clinical research. Since 2006, Dr. Coric has also served as an associate clinical professor of psychiatry at Yale School of Medicine. Dr. Coric completed his postdoctoral internship, residency and fellowship at Yale School of Medicine, received his M.D. from Wake Forest University School of Medicine and was an honors scholar in neurobiology and physiology at the University of Connecticut where he received a B.S. degree.

Other Public Company Directorships:
Biohaven Limited (2022-present)
Veradermics, Incorporated (2021-present)

Former Other Public Company Directorships:
Biohaven Pharmaceutical Holding Company Ltd. (2015-2022)
Revance Therapeutics, Inc. (2023-2024)
Social Capital Suvretta Holdings Corp. I (2021-2022)

Qualifications:
Dr. Coric was selected to serve on our Board because of his more than 20 years of leadership and management experience in the biopharmaceutical industry, including Biohaven, in addition to his prior experience as a practicing physician. He brings both strong business expertise and experience in discovering, developing and commercializing therapies that address unmet medical needs.

Royalty Pharma	2026 Proxy Statement | 18

PROPOSAL 1 — ELECTION OF DIRECTORS

Catherine Engelbert Independent Director Age: 61 Director since June 2020 Birthplace: United States Committees: • Audit Committee (Member)	Catherine Engelbert

Experience:
Ms. Engelbert serves as the first Commissioner of the Women’s National Basketball Association since July 2019.

Previously, Ms. Engelbert was with Deloitte from 1986 through 2019, and held various senior positions, including as a partner serving the pharmaceutical and life sciences practice for over two decades, and then as CEO from 2014 to 2019. Ms. Engelbert previously served on the board of Deloitte and as the first woman chair of the Center for Audit Quality Governing Board. Ms. Engelbert also served as the first woman chair of the Catalyst Board, a global non-profit organization that promotes inclusive workplaces for women. She was a founding member of the CEO Action for Diversity and Inclusion, is a vice chair of the Partnership for New York City, serves on The Business Council, the USGA Executive Committee and previously served as a member of the Business Roundtable, where she sat on the Education & Workforce and Immigration committees.

Other Public Company Directorships:
McDonald’s Corporation (2019-present)

Qualifications:
Ms. Engelbert was selected to serve on our Board because her experience as Commissioner of a professional sports league and as former chief executive officer of Deloitte LLP provides knowledge of global business operations, finance, leadership, strategy and risk management matters. Having led a firm of 100,000 professionals at Deloitte LLP, she also brings significant experience in talent management. She is a Certified Public Accountant. Ms. Engelbert’s qualification as an “audit committee financial expert” is an important attribute as a member of our Audit Committee.

Carole Ho, M.D. Independent Director Age: 53 Director since July 2025 Birthplace: United States Committees: • Nominating and Corporate Governance Committee (Member)	Carole Ho, M.D.

Experience:
Dr. Ho has served as executive vice president and president, Lilly Neuroscience, since December 2025.

Previously, Dr. Ho served as the Chief Medical Officer and Head of Development of Denali Therapeutics from June 2015 to November 2025. Dr. Ho joined Denali from Genentech, where she held various roles of increasing responsibility between 2007 and 2015; from October 2014 to June 2015, Dr. Ho served as Vice President, Non-Oncology Early Clinical Development; from November 2013 to October 2014, Dr. Ho served as Senior Group Medical Director, Early Clinical Development; from April 2011 to November 2013, Dr. Ho served as Group Medical Director, Early Clinical Development; from June 2009 to April 2011, Dr. Ho served as Group Medical Director Global Product Development (Inflammation); and from October 2007 to June 2009, Dr. Ho served as Medical Director, Early Clinical Development. From November 2006 to October 2007, Dr. Ho served as Associate Medical Director at Johnson & Johnson, a health care products company. From June 2002 to November 2006, she was an instructor in the Department of Neurology and Neurological Sciences at Stanford University. Dr. Ho completed a residency in neurology at Partners Neurology Residency of the Massachusetts General and Brigham and Women’s Hospital and was board certified in neurology and psychiatry between 2004 and 2014. Dr. Ho received her M.D. from Cornell University and her B.S. in Biochemical Sciences from Harvard College.

Former Other Public Company Directorships:
Beam Therapeutics Inc. (2018-2026)
NGM Biopharmaceuticals, Inc. (2020-2025)

Qualifications:
Dr. Ho was selected to serve on our Board because of her more than 20 years of leadership and therapeutic development experience in the biopharmaceutical industry. She brings both strong business expertise and experience in discovering, developing and commercializing therapies from early-stage planning to late-stage development in neurology, immunology, ophthalmology, infectious disease and rare disease.

Royalty Pharma	2026 Proxy Statement | 19

PROPOSAL 1 — ELECTION OF DIRECTORS

David Hodgson Independent Director Age: 69 Director since June 2022 Birthplace: United States Committees: • Management Development and Compensation Committee (Chair) • Audit Committee (Member)	David Hodgson

Experience:
Mr. Hodgson is a Managing Director and Vice Chairman of General Atlantic, a global growth private equity firm, which he joined in 1982.

Mr. Hodgson serves on the board of directors of Johns Hopkins HealthCare and Johns Hopkins Medicine International. Mr. Hodgson holds an A.B. in Mathematics and Social Sciences from Dartmouth College and an M.B.A. from the Stanford University Graduate School of Business.

Other Public Company Directorships:
TriNet Group, Inc. (2005-present)
Alignment Healthcare, Inc. (2014-present)

Qualifications:
Mr. Hodgson was selected to serve on our Board because of his extensive management and board experience acquired over his 40 years at General Atlantic, one of the world’s leading growth equity investment firms, and his extensive knowledge of business, finance and strategic transactions, which provide valuable insight for our long-term corporate and business strategy. He also brings valuable experience on other healthcare companies’ boards.

Gregory Norden Independent Director Age: 68 Director since June 2020 Birthplace: United States Committees: • Audit Committee (Chair) • Nominating and Corporate Governance Committee (Member)	Gregory Norden

Experience:
Mr. Norden is the Managing Director of G9 Capital Group LLC, which invests in early-stage ventures and provides corporate finance advisory services, since January 2010.

Gregory Norden was a member of the Investment Committee of Royalty Pharma from 2014 to June 2020. From 1989 to 2010, Mr. Norden held various senior positions at Wyeth, including Chief Financial Officer. Mr. Norden started his career with Arthur Andersen & Company.

Other Public Company Directorships:
Zoetis Inc. (2013-present)
Praxis Precision Medicines, Inc. (2019-present)

Former Other Public Company Directorships:
NanoString Technologies, Inc. (2012-2024)

Qualifications:
Mr. Norden was selected to serve on our Board because of his vast financial and accounting expertise along with his extensive public company board experience. As former Chief Financial Officer of Wyeth, Mr. Norden has broad knowledge of global business operations, finance, leadership, strategy and risk management matters. Mr. Norden’s qualification as an “audit committee financial expert” is critical as Chair of our Audit Committee.

Royalty Pharma	2026 Proxy Statement | 20

PROPOSAL 1 — ELECTION OF DIRECTORS

Elizabeth Weatherman Independent Director Age: 66 Director since July 2025 Birthplace: United States Committees: • Management Development and Compensation Committee (Member)	Elizabeth Weatherman

Experience:
Ms. Weatherman is a Special Limited Partner of Warburg Pincus LLC, a leading global private equity firm focused on growth investing. She joined Warburg Pincus in 1988, became a partner in 1996, and served as a member of the Executive Management Group from 2001 to 2016. She led the firm’s Healthcare Group from 2008 to 2015.

Other Public Company Directorships:
Insulet Corp. (2022-present)

Former Other Public Company Directorships:
Nevro Corp. (2019-2025)
Silk Road Medical, Inc. (2011-2024)
Vapotherm, Inc. (2017-2024)

Qualifications:
Ms. Weatherman was selected to serve on our Board because of her extensive management and board experience acquired over her more than 30 years at Warburg Pincus, a leading global private equity firm, and her extensive knowledge of business, finance and strategic transactions, which provide valuable insight for our long-term corporate and business strategy. She also brings valuable experience from other healthcare companies’ boards.

Recommendation and Required Vote
For a director nominee to be elected, a simple majority of votes cast (whether in person or by proxy) at the Annual Meeting must be cast in favor of the director nominee’s election. Separate resolutions for the election of each nominee will be submitted for shareholder vote at the Annual Meeting. Our Board believes that the election of each director nominee is advisable and in the best interests of Royalty Pharma and our shareholders.

Royalty Pharma	2026 Proxy Statement | 21

CORPORATE GOVERNANCE

CORPORATE GOVERNANCE
The Board is committed to continually improving its corporate governance processes, practices and procedures. Our governance policies and structures are designed to promote the Board’s thoughtful oversight of Royalty Pharma and ensure intelligent risk-taking, with the goal of furthering our long-term strategic goals. Highlights include:

Shares have equal voting rights
An increasingly diverse Board with the appropriate mix of skills, experience and perspective
A Lead Independent Director with meaningful role and responsibilities
8 of our 9 directors are independent under Nasdaq rules
Directors are elected annually under a majority voting standard
All members of committees of the Board are independent

Robust share ownership requirements for independent directors and executive officers
Insider Trading Policy prohibits short sales, transactions in derivatives and hedging of our securities; robust Policy Restricting Pledging with quarterly risk reviews
Our Board and committees conduct annual performance evaluations
Our Board regularly receives training and updates on ethics, compliance and governance
Our Board oversees corporate responsibility topics, including human capital and environmental issues

Corporate Governance Guidelines
Royalty Pharma has adopted a set of Corporate Governance Guidelines which are available on our website at www.royaltypharma.com, under “Investors—Corporate governance.” Among the topics addressed in our Corporate Governance Guidelines are:

•	Board independence and qualifications	•	Conflicts of interest
•	Executive sessions of directors	•	Share ownership
•	Board leadership structure	•	Board access to management
•	Director qualification standards	•	Board access to independent advisors
•	Continuing education	•	Board and committee evaluations
•	Director orientation	•	Frequency of board meetings
•	Notification of a change of principal occupation	•	Meeting attendance by directors & non-directors
•	Term limits	•	Duties of board committees
•	Director compensation	•	Leadership team succession planning

Limits on Director Service on Other Boards
We have a highly effective and engaged Board, and we believe that our directors’ outside directorships enable them to contribute valuable knowledge and experience to the Board. Nonetheless, the Board is sensitive to the external obligations of its directors and the potential for overboarding to compromise the ability of these directors to effectively serve on the Board. The ability of each director to devote sufficient time and attention to director duties is expressly considered as part of the annual Board and committee evaluation process, which aims to evaluate the effectiveness and engagement of Royalty Pharma’s directors, including in the context of their external commitments.

Royalty Pharma	2026 Proxy Statement | 22

CORPORATE GOVERNANCE

While the Board considers its directors’ outside directorships during this evaluation process, the Board recognizes that this is one of many outside obligations which could potentially impair a director’s capacity to dedicate sufficient time and focus to their service on the Board. As such, the Board evaluates many factors when assessing the effectiveness and active involvement of each director. Such other factors include:
•	the director’s attendance at Board and committee meetings;
•	the director’s participation and level of engagement during these meetings;
•	the role played by the director on our Board; and
•
the experience and expertise of the director, including both relevant industry experience and service on other (related) public company boards, which enables the director to serve on multiple boards effectively.

We schedule our Board and committee meetings two years in advance to ensure director availability and maximum participation. Directors serve for one-year terms; accordingly, there is an opportunity to evaluate annually each director’s ability to serve, which is further discussed in the “Annual Board and Committee Evaluations” section below.
Code of Business Conduct and Ethics
We have adopted a written Code of Business Conduct and Ethics that applies to all employees, officers and directors, including those officers responsible for financial reporting. The Code of Business Conduct and Ethics is available on our website at www.royaltypharma.com, under “Investors—Corporate governance.” If we make any substantive amendments to the Code of Business Conduct and Ethics or grant any waivers from a provision of the Code of Business Conduct and Ethics to any executive officer or director, we will promptly disclose the nature of the amendment or waiver on our website.
Political Activity and Spending
We recognize the importance of the political process and policy arena in supporting our mission to accelerate innovations in the life sciences through collaboration with innovators to make the research and development ecosystem more productive. However, we did not engage in any lobbying or political activities in 2025. In accordance with English company law, political donations are subject to prior authorization by a resolution of our shareholders. We have not made political donations or incurred any political expenditures in 2025. In addition, we have not made any contributions to any political party during 2025.
Director Independence
The listing rules of the Nasdaq Global Select Market (“Nasdaq”) generally require that a majority of the members of a listed company’s board of directors be independent. In addition, the listing rules generally require that, subject to specified exceptions, all members of our Audit, Management Development and Compensation, and Nominating and Corporate Governance Committees be independent.
In addition, Audit Committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended, or Exchange Act. In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee: accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries; or be an affiliated person of the listed company or any of its subsidiaries.
Based on the review and recommendation by the Nominating and Corporate Governance Committee, the Board analyzed the independence of each director and nominee. In its most recent review, our Board determined that Bonnie Bassler, Vlad Coric, Errol De Souza, Catherine Engelbert, Carole Ho, David Hodgson, Ted Love, Gregory Norden and Elizabeth Weatherman are “independent directors” as defined under the applicable rules, regulations, and listing standards of Nasdaq and the applicable rules and regulations promulgated by the SEC. Our Board has also determined that all members of our Audit Committee, Management Development and Compensation Committee and Nominating and Corporate Governance Committee are independent and satisfy the relevant SEC and Nasdaq independence requirements for such committees.

Royalty Pharma	2026 Proxy Statement | 23

CORPORATE GOVERNANCE

Board Leadership Structure
Our Board and Nominating and Corporate Governance Committee review and evaluate the Board’s leadership structure on at least an annual basis. Mr. Legorreta serves as both Royalty Pharma’s Chief Executive Officer and Chairman of the Board, which the Board has determined is the most appropriate and effective leadership structure for the Board and Royalty Pharma. Mr. Legorreta founded Royalty Pharma in 1996 and, as such, brings over 25 years of strategic leadership experience and an unparalleled knowledge of Royalty Pharma’s business, operations and risks to his role as Chairman of the Board.
The Board does not have a policy on whether the roles of the Chairman and Chief Executive Officer should be separated but believes the current combination of the two roles provides Royalty Pharma with a clear and effective leadership structure to drive Royalty Pharma’s business and communicate its long-term strategy to its shareholders. The Board also believes this structure allows for robust and frequent communication between the Board’s independent directors and management, enabling the Board to gain a deeper understanding of Royalty Pharma and work with management to enhance shareholder value.
The Lead Independent Director will then be appointed by Royalty Pharma’s independent directors and serve until a successor is duly appointed and qualified, his or her removal or resignation, or he or she is no longer an independent member of the Board.
The Board believes the role and responsibilities of the Lead Independent Director help to ensure the exercise of independent judgment by the Board and further facilitate coordination with the independent directors.
Role of Lead Independent Director
The independent directors of our Board have appointed Ted Love as our Lead Independent Director. In this role, Dr. Love:

Ted Love Lead Independent Director	•	Promotes a strong Board culture, including encouraging and facilitating active participation of all directors
	•	Presides over all meetings of the Board at which the Chairman of the Board is not present;
	•	Leads executive sessions and facilitates discussion of Royalty Pharma’s strategy, key governance issues (including succession planning) and the performance of senior executives;
	•	Focuses on Board effectiveness, performance and composition;
•
Acts as the liaison between the independent directors and the Chief Executive Officer and Chairman of the Board, and as a contact person to facilitate communications by Royalty Pharma’s employees, shareholders, and other stakeholders with the independent directors;

	•	Advises the committee chairs in fulfilling their designated responsibilities; and
	•	Performs such other functions and responsibilities as requested by our Board from time to time.

Dr. Love has substantial experience with corporate governance and public company management, as well as deep knowledge of Royalty Pharma and its governance practices. The Board believes Dr. Love’s experience enables him to provide a valuable perspective on Royalty Pharma’s growing business and risk management and enhances his ability to challenge members of senior management.
The Board commended Dr. Love’s strength as Lead Independent Director, highlighting his leadership and the effectiveness with which he acts as a liaison between the Board and management.
Executive Sessions
Executive sessions of independent directors are generally held at regularly scheduled Board meetings, and six executive sessions were held in 2025. Each session is chaired by the Lead Independent Director, who facilitates discussion of various topics throughout the year, including Royalty Pharma’s strategy, key governance issues (including succession planning) and the performance of senior executives.

Royalty Pharma	2026 Proxy Statement | 24

CORPORATE GOVERNANCE

Robust Director and Executive Share Ownership and Guidelines
We encourage directors and executive officers to own our shares. Our directors and executive officers beneficially own 18.8% of our ordinary shares. We believe this insider ownership exceeds that of over 95% of the companies in the S&P 500, and creates the strong alignment between shareholders and our executive officers and directors. In order to align the interests of our directors and our named executive officers with those of our shareholders, our Board adopted Director Share Ownership Guidelines and Executive Share Ownership Guidelines pursuant to which the following persons are expected to own equity in Royalty Pharma with the following aggregate market values:

Individual(s)	Guideline	Value ($)
CEO	Greater of 5x base salary or 1,000,000 shares	38,640,000(1)
Other Named Executive Officers	3x base salary	3,969,000(2)
Independent Directors	5x annual cash retainer	750,000

(1)	Each share valued at $38.64, our closing share price on December 31, 2025.
(2)	Based on each named executive officer’s base salary for the year ended December 31, 2025.
Our independent directors and our named executive officers are expected to attain compliance with these ownership guidelines by the fifth anniversary of the later of our IPO or their first appointment or election, in the case of an independent director, or their hire or promotion date, in the case of a named executive officer. Thereafter, independent directors and named executive officers are required to certify their compliance with these ownership guidelines at least once each year. As of December 31, 2025, each of our independent directors and named executive officers were either in compliance with the share ownership guidelines or on track to be in compliance within the applicable time-period.
Insider Trading Policy
We have insider trading policies and procedures (“Insider Trading Policy”), which govern the purchase, sale, and/or other dispositions of our securities by directors, officers and employees that we believe are reasonably designed to promote compliance with insider trading laws, rules, and regulations, as well as the Nasdaq listing standards. Our Insider Trading Policy was filed as Exhibit 19.1 to our Annual Report on Form 10-K. In addition, it is our policy to comply with applicable securities and state laws, including insider trading laws, when engaging in transactions in our securities.
Hedging and Speculative Trading Prohibited
We have adopted, as part of our insider trading policy, a policy prohibiting our directors and officers and employees from hedging transactions or similar arrangements with respect to our securities that are designed to hedge or speculate on any change in the market value of our securities. This policy was established to avoid the appearance of improper or inappropriate conduct.
In addition, all our directors and officers and employees are prohibited from engaging in short sales of our securities. Further, such individuals are prohibited from buying or selling puts or calls or other derivative securities on our securities.
Policy Restricting Pledging
Our Board believes that a strong culture of ownership and long-term value creation is best achieved when the interests of our directors and executive officers are aligned with those of our shareholders. While the pledging of shares as collateral for personal loans can present risks, including the potential for a forced sale of our Class A ordinary shares, the Board has determined that a blanket prohibition on the pledging could have unintended consequences, including incentivizing directors and executive officers to sell shares to obtain liquidity, thereby reducing their long-term equity ownership and alignment with Royalty Pharma.
To reduce the risk of forced sales following a decline in the market price of our Class A ordinary shares, our Policy Restricting Pledging imposes limits on both the amount of debt that can be secured by pledged shares and the number of trading days any pledged position would take to “unwind.” Pursuant to our Policy Restricting Pledging:
•	Named Executive Officers, including the Chief Executive Officer, and directors may not pledge more than 50% of their shares;
•	Any loans incurred may not exceed 50% of the value of the shares pledged;
•	The Chief Executive Officer and directors may not pledge a number of shares in excess of four days average daily trading volume (“ADTV”); and
•	Named Executive Officers, other than the Chief Executive Officer, may not pledge a number of shares in excess of two days of ADTV.

Royalty Pharma	2026 Proxy Statement | 25

CORPORATE GOVERNANCE

All pledging arrangements are subject to review by the Audit Committee, which may evaluate the associated risks to Royalty Pharma and its shareholders and report its findings to the Board. The Policy Restricting Pledging also requires that all pledging arrangements comply with, and be precleared under, Royalty Pharma’s Insider Trading Policy. The Audit Committee may engage outside advisors in connection with its oversight responsibilities.
To support ongoing risk oversight, the Audit Committee receives reports regarding pledging arrangements at least quarterly. After examining these reports, the Audit Committee was satisfied that this monitoring is effective and confirmed that our directors and executive officers who have pledged shares are, and have been, in compliance with the Policy Restricting Pledging.
See “Security Ownership of Certain Beneficial Owners” for information regarding shares pledged by our directors and executive officers as of the Record Date. Note that such disclosure reports the total number of shares pledged. However, the actual amount of borrowings against such securities as of such date is subject to the limitations described above.
Committees of our Board
Our Board has established an Audit Committee, a Management Development and Compensation Committee, and a Nominating and Corporate Governance Committee. Our Board has adopted a written charter for each committee setting forth the roles and responsibilities of each committee. The Board and each committee may, from time-to-time, form and delegate authority to subcommittees when appropriate. The current composition and expected composition of each Board committee following the Annual Meeting, assuming each director nominee is elected, and responsibilities of each committee are described below.

Name	Role	Audit Committee	Management Development and Compensation Committee	Nominating and Corporate Governance Committee
Bonnie Bassler, Ph.D.
Vlad Coric, M.D.
Catherine Engelbert
Carole Ho, M.D.
David Hodgson
Ted Love, M.D.
Gregory Norden
Elizabeth Weatherman

Lead Independent Director	Chairperson
Financial Expert	Member

Each of these committees has a written charter approved by our Board. Copies of the charters for each committee are available, without charge, upon request in writing to Royalty Pharma plc, 110 East 59th Street, New York, New York 10022, Attn: Investor Relations, or in the “Investors” section of our website, which is located at www.royaltypharma.com, under the heading “Corporate Governance.” Directors serve on these committees until their resignations or until otherwise determined by our Board.

Royalty Pharma	2026 Proxy Statement | 26

CORPORATE GOVERNANCE

Audit Committee

Gregory Norden (Chair)
Catherine Engelbert
David Hodgson

Meetings in 2025: 8

100% independence of Audit Committee members

Financial Experts on Audit Committee

Our Board has determined that each member of our Audit Committee satisfies the requirements for independence and financial literacy rules and that all members are audit committee financial experts.

We have adopted an Audit Committee Charter which outlines the principal functions of the Audit Committee, which include:
•
reviewing and discussing with management and the independent auditors our quarterly and annual financial statements and earnings press releases prior to public dissemination;
•
appointing and overseeing the work of any accounting firm engaged as the independent registered public accounting firm to audit our consolidated financial statements;
•
establishing procedures for anonymous submission of concerns regarding questionable accounting or audit matters;
•
considering the adequacy of our internal controls over financial reporting;
•
reviewing all policies and practices to be used with respect to risk assessment and risk management (including the Policy Restricting Pledging);
•
reviewing all policies and practices with respect to information security and technology risk (including cyber security risk);
•
overseeing our compliance with legal and regulatory requirements; and
•
approving or, as permitted, pre-approving all audit and non-audit services to be performed by the independent registered public accounting firm.

Management Development and Compensation Committee

David Hodgson (Chair) Bonnie Bassler, Ph.D. Vlad Coric, M.D. Elizabeth Weatherman Meetings in 2025: 5 100% independence of Management Development and Compensation Committee members
We have adopted a Management Development and Compensation Committee Charter which outlines the principal functions of the Management Development and Compensation Committee, which include:
•
determining and approving, or recommending to the Board for approval, compensation of the Chief Executive Officer and each of the Company’s other executive officers;
•
reviewing and commenting on any proposed future award allocation, re-allocation or forfeiture of Equity Performance Awards;
•
determining any other long-term incentive component of each executive officer’s compensation;
•
determining the remuneration for our non-employee directors for Board and Committee service;
•
developing temporary and permanent succession plans for senior management;
•
providing feedback regarding the Company’s senior management team; and
•
reviewing and assessing risks arising from compensation policies and practices.

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CORPORATE GOVERNANCE

Nominating and Corporate Governance Committee

Ted Love, M.D. (Chair)
Errol De Souza, Ph.D.* Carole Ho, M.D.
Gregory Norden

Meetings in 2025: 4

100% independence of Nominating and Corporate Governance Committee members

* Dr. De Souza will end his Board service on the date of the Annual Meeting.

We have adopted a Nominating and Corporate Governance Committee Charter which outlines the principal functions of the Nominating and Corporate Governance Committee, which include:
•
reviewing and evaluating the size, composition, function and duties of the Board;
•
establishing criteria for the membership on our Board, and identifying individuals qualified to become members of our Board;
•
reviewing our significant strategies, initiatives, policies, and programs on corporate responsibility and sustainability matters, including access to health care, environmental sustainability and climate change, human rights, community and social impact, employee health and safety, and diversity;
•
reviewing our philanthropic and educational initiatives, including our support of charitable organizations;
•
reviewing significant public disclosures regarding corporate responsibility and sustainability issues;
•
monitoring our performance on issues relating to corporate responsibility and sustainability against relevant market practices;
•
receiving periodic updates on our engagement with shareholders and other key stakeholders on corporate responsibility and sustainability issues;
•
overseeing compliance with our Code of Business Conduct and Ethics;
•
reviewing related party transactions in accordance with our Related Person Transaction Policy;
•
evaluating the performance of our Board and individual directors; and
•
advising our Board on corporate governance matters.

Board and Committee Meetings and Attendance
Our Board and its committees meet regularly throughout the year and act by written consent from time to time. During 2025, our Board met ten times, the Audit Committee met eight times, the Management Development and Compensation Committee met five times, and the Nominating and Corporate Governance Committee met four times. During 2025, each member of our Board attended at least 75% of the aggregate of all meetings of our Board and of all meetings of committees of our Board on which such member served that were held during the period in which such director served.
Board Attendance at Annual Meeting
Our policy is to invite and encourage each director on our Board to be present at our Annual Meeting. Each director who was then a director on our Board attended our 2025 Annual Meeting held on May 12, 2025.

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CORPORATE GOVERNANCE

Director Nominations Process
The Nominating and Corporate Governance Committee is responsible for recommending candidates to serve on the Board and its committees. In considering whether to recommend any particular candidate to serve on the Board or its committees or for inclusion in the Board’s slate of recommended director nominees for election at the Annual Meeting, the Nominating and Corporate Governance Committee considers the criteria set forth in our Corporate Governance Guidelines.
Specifically, the Nominating and Corporate Governance Committee may take into account many factors, including: personal and professional integrity, ethics and values; experience in corporate management, such as serving as an officer or former officer of a publicly held company; experience as a board member of another publicly held company; professional and academic experience relevant to the biopharmaceutical industry; leadership skills; experience in finance, accounting and compensation practices; and diversity of background and perspective. In determining whether to recommend a director for reelection, the Nominating and Corporate Governance Committee may also consider the director’s past attendance at meetings and participation in and contributions to the activities of the Board.
We are committed to actively seeking out highly qualified individuals to include in the pool from which new director candidates are chosen. The Board evaluates each individual in the context of the Board as a whole, with the objective of assembling a group that can best perpetuate the success of the business and represent shareholder interests through the exercise of sound judgment using its diversity of experience in these various areas. The Board recognizes the value of diversity and thus has included diversity of background and perspective, including, but not limited to, with respect to race, ethnicity, gender, geography, sexual orientation, age, nationality, religious beliefs, socio-economic status, physical and/or mental capabilities, as factors that will be taken into consideration by the Nominating and Corporate Governance Committee when evaluating the suitability of, and recommending, candidates for election by shareholders, and by the Board in approving such candidates.
In identifying prospective director candidates, the Nominating and Corporate Governance Committee may seek referrals from other members of the Board, management, shareholders and other sources, including third party recommendations. The Nominating and Corporate Governance Committee also may, but need not, retain a search firm in order to assist it in identifying candidates to serve as directors of Royalty Pharma. The Nominating and Corporate Governance Committee uses the same criteria for evaluating candidates regardless of the source of the referral or recommendation. When considering director candidates, the Nominating and Corporate Governance Committee seeks individuals with backgrounds and qualities that, when combined with those of our incumbent directors, provide a blend of skills and experience to further enhance the Board’s effectiveness. In connection with its annual recommendation of a slate of nominees, the Nominating and Corporate Governance Committee also may assess the contributions of those directors recommended for re-election in the context of the evaluation process and other perceived needs of the Board.
When considering whether the directors and nominees have the experience, qualifications, attributes and skills, taken as a whole, to enable the Board to satisfy its oversight responsibilities effectively in light of our business and structure, the Board focused primarily on the information discussed in each of the Board member’s biographical information as included in this Proxy Statement. We believe that our directors provide an appropriate mix of experience and skills relevant to the size and nature of our business. This process resulted in the Board’s nomination of the incumbent directors named in this Proxy Statement and proposed for election by you at the Annual Meeting.

Director Recommendations
The Nominating and Corporate Governance Committee will consider director candidates recommended by shareholders, and such candidates will be considered and evaluated under the same criteria described above. Any recommendation submitted to Royalty Pharma should be in writing and should include any supporting material the shareholder considers appropriate in support of that recommendation, but must include information that would be required under the rules of the SEC to be included in a proxy statement soliciting proxies for the election of

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CORPORATE GOVERNANCE

such candidate and a written consent of the candidate to serve as one of our directors if elected and must otherwise comply with the requirements under our Articles of Association for shareholders to recommend director nominees. Shareholders wishing to recommend a candidate for consideration may do so by submitting the above information to Computershare Company Secretarial Services Limited at The Pavilions, Bridgwater Road, Bristol, United Kingdom, BS13 8AE.
Shareholder Engagement

By the Numbers: Shareholder Engagement in 2025

>350 Meetings with investors and analysts	16 Investor Conferences

13 non-deal roadshows	>50% Met with investors representing the majority of our shares
We believe that engaging with our shareholders, prospective shareholders and sell-side analysts is the best way to address the issues that matter most to them. Dialogue with these constituencies helps us understand their perspectives on our goals and expectations for performance, as well as identify issues that might affect our long-term strategy, corporate governance and compensation practices. As such, we offer several opportunities to provide feedback to our Board and senior management.
Our Investor Relations team leads year-round outreach efforts with our investors and the investment community. During these engagements, we typically discuss topics such as market trends affecting our industry, the competitive environment, our financial performance and our overall outlook.
We also engaged with shareholders to review and receive feedback on our governance practices and design of our executive compensation program. Topics discussed include:
•	Company performance and progress against our long-term strategy
•	Executive compensation program
•	Current and emerging corporate governance practices and trends, including corporate responsibility considerations
•	Risk management
•	Board composition and leadership structure
The feedback we receive from these discussions is carefully considered by the Board, the Nominating and Corporate Governance Committee and the Management Development and Compensation Committee.
Our directors and senior executives recognize the benefits that come from providing our shareholders, prospective shareholders and sell-side analysts with visibility and transparency into our business and knowing their positions on issues that are important to them.
Annual Board and Committee Evaluations
Annual Board Evaluations
The Board conducts an annual evaluation that is intended to determine whether the Board, its committees, and each member of the Board is functioning effectively, and to provide an opportunity to reflect upon, and improve, Board processes and their effectiveness. The evaluations provide each director with an opportunity to assess the effectiveness and performance of the Board, its committees, as well as topics such as Board and committee composition and refreshment; timing, agenda, and content of Board and committee meetings; Board dynamics and function; Board diversity; and executive succession planning. A summary of the results is presented to the Board on an anonymous basis, identifying any themes or issues that have emerged. The Board considers the results and ways in which Board processes and its effectiveness may be improved.

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CORPORATE GOVERNANCE

Annual Committee Evaluations
Each committee conducts its own annual evaluation and reports the results to the Board. Each committee’s evaluation includes an assessment of the committee’s compliance with the committee’s charter, as well as ways in which committee processes and effectiveness may be improved.
Annual Evaluation Process

1	2	3	4	5
Complete Questionnaire	Review and Assess Responses	Discuss Results	Formulate Action Plan	Follow Up
Nominating and Corporate Governance Committee provide their thoughts on the factors to be used in evaluation as well as oversees and approves the process and guidelines for the evaluations.	Each director completes an anonymous evaluation questionnaire covering a range of topics, including structure, culture and roles of the Board and its committees.
Management compiles the quantitative and qualitative data from the questionnaire and consults with the Nominating and Corporate Governance Committee on the results. The Lead Independent Director and Nominating and Corporate Governance Committee review the results with the full Board in executive session.
			The Lead Independent Director and Nominating and Corporate Governance Committee discuss with management the feedback provided by the Board and any requests or enhancements in practices.	Feedback from the self-assessment has resulted in increased focus on our competitive landscape and human capital.

While this formal evaluation process is conducted on an annual basis, directors share perspectives, feedback, and suggestions year-round, both inside and outside the boardroom.
Continuing Education and Director Orientation
Continuing education programs enhance the skills and knowledge directors use to perform their responsibilities. Directors participate in internal educational sessions, including briefing sessions on topics that present us with special risks and opportunities, such as product developments and accounting topics.
All new directors participate in a director orientation program that includes briefings on topics that include, our strategic plans, capital structure, corporate structure, historical financial performance and key policies and practices, including compliance and trading policies.
Active Committee Rotation
Periodically, the Board approves the rotation of certain directors’ committee memberships. The Board believes that committee rotation is generally desirable to ensure that committees regularly benefit from new perspectives and our directors’ expertise. In 2025, Carole Ho was appointed to the Nominating and Corporate Governance Committee, and Vlad Coric and Elizabeth Weatherman were appointed to the Management Development and Compensation Committee.
Term Limits
The Board seeks to establish appropriate levels of director turnover. While new perspectives and new ideas are critical to an engaged forward-looking and strategic Board, longer-serving directors offer benefits of valuable experience and familiarity. Our Corporate Governance Guidelines provide for term limits for non-employee directors who may serve for no more than 15 years from the date of our IPO unless waived by the Nominating and Corporate Governance Committee.

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CORPORATE GOVERNANCE

Age Limits
Under Royalty Pharma’s Corporate Governance Guidelines, a director is required to retire when he or she reaches age 75. A director elected to the Board prior to his or her 75th birthday may continue to serve until the annual general meeting following his or her 75th birthday. On the recommendation of the Nominating and Corporate Governance Committee, the Board may waive this requirement as to any director if it deems a waiver to be in the best interests of Royalty Pharma and our shareholders.
Board Oversight of Risk Management
The Board, as a whole, has responsibility for overseeing our risk management process, although the committees of our Board oversee and review risk areas that are particularly relevant to them. The risk oversight responsibility of our Board and its committees is supported by our management reporting processes. Our management reporting processes are designed to provide our Board and our management responsible for risk assessment with visibility into the identification, assessment, and management of critical risks and management’s risk mitigation strategies. These areas of focus include competitive, economic, operational, financial (accounting, credit, investment, liquidity, compensation-related risk and tax), legal, cybersecurity and reputational risks. Our Board reviews strategic and operational risk in the context of discussions, question and answer sessions, and reports from the management at each regular Board meeting, receives reports on committee activities at each regular Board meeting, and evaluates the risks inherent in transactions. Each committee of our Board meets with management and representatives of outside advisors to oversee risks associated with their respective principal areas of focus. We believe this division of responsibilities is an effective approach for addressing the risks we face and that our board leadership structure supports this approach.

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CORPORATE GOVERNANCE

Board of Directors

Strategic	Operational	Financial
• Key Investments • Major Initiatives • Market Dynamics • Communications and Investor Relations • Governance	• Human Capital • Diversity and Inclusion • Information Technology • Cybersecurity • Systemic risks	• Liquidity and Credit • Accounting and Financial Reporting • Capital Structure • Tax structure

Audit Committee	Management Development and Compensation Committee	Nominating and Corporate Governance Committee

•
Reviews our policies and processes with respect to enterprise risk management (“ERM”)
•
Reviews, discusses and addresses the key risks identified in the ERM process with management
•
Reviews the steps management has taken to monitor and control such risk exposures
•
Reviews efficacy of our information security and technology risks (including cybersecurity risk) and related policies and procedures
•
Reviews and discusses with management legal and compliance matters, including related risks

•
Reviews risks associated with our compensation, including the extent to which management has taken steps to monitor or mitigate such exposures
•
Reviews and discusses with management risks relating to executive succession and management development matters, including matters such as human capital, diversity and inclusion, management development and talent recruitment, retention and engagement

•
Reviews risks related to our corporate governance structures and processes
•
Assesses risks related to the independence of our Board
•
Discusses Board composition and director succession planning, including related risks
•
Reviews and discusses with management our management of risks related to corporate responsibility and sustainability, including environmental, social and corporate governance matters, such as environmental sustainability, human rights and responsible sourcing

Management
Investments	Counterparties	Strategy	Business	Financial	Governance	People	Operations

Oversight of Technology and Cybersecurity Risk
The Board has adopted a Cyber Security and Personal Data Breach Policy in order to reflect the importance of appropriate security, processes and procedures to the protection of data and assets, and in an effort to establish a foundation for successful protection against cyber-crime and to minimize any potential negative impacts of a successful cyber-attack. Several of our director nominees bring experience with managing and mitigating cybersecurity and technology risks, which provide the Board with insight into such risks and aid in overseeing our information security, operations and systems, as well as our continuing investment in and development of the program. The Board receives updates or training, as necessary, on cybersecurity issues from management, technical experts and legal advisors, as required. The Audit Committee is responsible for overseeing Royalty Pharma’s enterprise risk management program, which includes consideration of technology and cybersecurity risks. The Audit Committee receives updates about the results of assessments conducted by outside advisors who provide independent assessments of our technology systems.

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CORPORATE GOVERNANCE

Oversight of Sustainability and Climate Risk
The Board recognizes that climate change is an area of increasing interest to investors as they evaluate which businesses may be impacted as the world evolves into a lower carbon economy. While management does not currently anticipate material capital expenditures arising from environmental regulation, the Board will continue to evaluate our exposure to climate change. The Nominating and Corporate Governance Committee periodically reviews Royalty Pharma’s corporate sustainability program, including through reports from management, which is responsible for overseeing efforts to incorporate sustainability into Royalty Pharma’s business practices, operations and strategy and setting environmental sustainability objectives and strategy for our operations.
Succession Planning and Talent Development
A strategic priority for our Board is valuing and developing our people. To support this priority, the directors discuss talent development and management succession for senior leaders with the Chief Executive Officer, who provides his assessment of those leaders and their potential to succeed in key roles.
Our Board conducts these assessments with a focus on risk management within the context of our business. These discussions provide an opportunity for our Board to ensure management is implementing development plans and programs to enhance the skills and abilities of successor candidates for critical roles. Throughout the year, the Board also meets our key leaders through formal presentations and informal events.

Beyond the Boardroom

Engagement outside of Board meetings provides our directors with additional insight into our business and gives them valuable perspectives on the performance of Royalty Pharma, the Board, our Chief Executive Officer, our management and our strategy.

Examples include:
•	Our directors regularly attend “deep dives” on current topics of interest;
•	Our directors receive updates on recent developments, press coverage and current events that relate to our business;
•
In 2025, several of our directors attended the Accelerating Bio-Innovation Conference sponsored by Royalty Pharma, which brings together global award-winning scientists, academics, entrepreneurs, investors, key opinion and thought leaders in therapeutic science; and

•	In 2025, David Hodgson participated in a fireside chat for employees to discuss key lessons from his career journey.

Communications with the Board
The Board has established a process to receive communications from shareholders and other interested parties. Shareholders and other interested parties may contact any member (or all members) of the Board, including Dr. Love, our lead independent director, any Board committee or any chair of any such committee by mail or electronically. To communicate with the Board, the non-employee independent directors, any individual directors or committee of directors, correspondence should be addressed to the Board or any such individual directors or committee of directors by either name or title. All such correspondence should be sent to Royalty Pharma plc, c/o General Counsel, 110 East 59th Street, New York, New York, 10022, USA with a request to forward the same to the intended recipient. To communicate with the Board electronically, shareholders and other interested parties should go to our website at www.royaltypharma.com. Under the heading “Investors—Contact us” you will find an online form that may be used for writing an electronic message to the Board. No documents or information relating to the Annual Meeting’s proceedings may be sent using this form. In general, all communications delivered to us for forwarding to the Board or specified members will be forwarded in accordance with the shareholder’s instructions. However, we reserve the right not to forward any spam, solicitations, abusive, threatening or otherwise inappropriate materials.

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CORPORATE RESPONSIBILITY AT ROYALTY PHARMA

CORPORATE RESPONSIBILITY AT ROYALTY PHARMA
We believe that our corporate responsibility policies and practices will create sustainable long-term value for Royalty Pharma, our shareholders and other stakeholders, and employees while also helping us mitigate risks, reduce costs, protect the value of our brand and identify new opportunities.
The Board, primarily through its Nominating and Corporate Governance Committee, oversees the integration of corporate responsibility across our business and culture and in reviewing our progress against our commitments. Our directors bring a diverse set of skills, experience and expertise on a variety of corporate responsibility matters and on governance generally, and provide feedback to management with respect to our business and corporate responsibility strategy and practices.
Our Corporate Responsibility Committee, comprised of management from across various business functions, contributes to the establishment of Royalty Pharma’s practices and policies as well as the integration of corporate responsibility into our business.
Our Principles

Integrity
We strive to maintain the highest ethical standards and trust in our role as investors and partners to the biopharmaceutical industry. This is recognized in our market-leading position and the high esteem with which we believe we are held in the industry.

We conduct thorough diligence when we evaluate new investment opportunities, which focus on commercialization capabilities, safety, use of best practice in clinical trials and manufacturing. The biopharmaceutical companies and academic and not-for-profit institutions with which we work typically have well-developed and transparent corporate responsibility policies, which seek to benefit wider society through sustainable and ethical business practices.

Culture
A diverse, talented and inclusive workforce is essential to maintain our competitive advantages and to successfully execute our business strategy and drive our business forward.

We consider it highly important to strive for appropriate gender diversity. As of December 31, 2025, approximately 48% of our workforce are women. We are making strides to advance women in our leadership ranks. As of December 31, 2025, approximately 26% of our senior leadership team were women.

Our commitment to diversity and inclusion on our Board and in our workforce is deeply ingrained in our culture: as of December 31, 2025, approximately 36% of our workforce is from diverse racial and ethnic groups.

We are committed to employees’ health, well-being and job satisfaction and to ensuring that people find purpose in their careers. Opportunities for career enhancement and progression are regularly reviewed and shared with employees.

Responsibility

We believe in positively impacting communities by supporting the work of a number of patient advocacy groups and medical research foundations, including Blood Cancer United (formerly known as the Leukemia & Lymphoma Society) and Mount Sinai’s Institute for Health Equity Research.

Approximately one-fifth (by value) of the royalty transactions we have completed since 2012 have been with leading academic and not-for-profit institutions.
By partnering with these institutions, we have provided capital which has been used to further scientific research (for example with the Cystic Fibrosis Foundation) or to help fund capital projects.

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CORPORATE RESPONSIBILITY AT ROYALTY PHARMA

Responsible Investment Policy
Royalty Pharma is committed to responsible investment through:
•
Incorporating material regulatory, geopolitical, corporate responsibility and reputational considerations, including access to health and medicine, research and development, ethical clinical trials, therapeutic area profile, ethical conduct and product quality and safety, into Royalty Pharma’s investment decision-making and management practices. This includes considering key risks and opportunities during the due diligence process and, where we believe we can have a material impact, engaging on these matters with our partners;

•
Leveraging the expertise of Royalty Pharma’s management team and third-party experts and advisors to assess driven risks and identify opportunities, including those related to corporate responsibility;

•	Advancing consistent and thoughtful responsible investment processes in the biopharmaceutical industry by collaborating with key stakeholders;
•
Accountability for Royalty Pharma’s responsible investment approach, progress and goals through transparency to the public, investors and other stakeholders. This includes periodic reports on our performance, including public corporate responsibility reporting and disclosure; and

•	Maintaining Royalty Pharma’s governance and culture to ensure that Royalty Pharma acts as a good citizen in the community.
The table below describes Royalty Pharma’s corporate responsibility integration processes across investments:

Evaluate Potential “Exclusionary Issues”	Conduct Due Diligence on Deal-Specific Relevant Issues	Document and Review Findings
When: Pre-Screening	When: Commercial and Legal/Compliance Due Diligence	When: Investment Evaluation
What: Review “Exclusionary Issues” to determine whether there are any critical corporate responsibility or reputational concerns with regards to a potential investment and partners
What:

Evaluate material corporate responsibility risks and opportunities with regards to investments or partners, including access to healthcare and medicine, research and development, ethical clinical trials, therapeutic area profile, ethical conduct and product quality and safety
What: Include key risks and opportunities in the discussions and investment decisions as they relate to the investment and partners Track relevant findings, even when no additional actions are needed

Social and Human Capital Policies and Practices
We are committed to our people, our stakeholders and the community as a whole. We have a variety of programs to incentivize and support employees, from employee ownership of our shares to comprehensive benefits and training. We are also committed to other policies and practices designed to fulfill our commitment to social and human capital development. Our Board and its Management Development and Compensation Committee provide guidance to management on workplace and culture. More information about our total rewards package is available on our website, www.royaltypharma.com, under “Responsibility—Building and supporting talent.”
Employee Equity Incentive Plan
All employees and other service providers are eligible to receive equity compensation in the form of restricted Class A ordinary shares pursuant to the Royalty Pharma plc 2025 Equity Incentive Plan (the “2025 EIP”), which was approved by our shareholders at our 2025 Annual General Meeting. These awards are subject to forfeiture and transfer restrictions until the applicable vesting conditions are satisfied. As of December 31, 2025, the number of Class A ordinary shares that have been awarded and are subject to vesting under the 2025 EIP and the number of Class A ordinary shares that are available to be issued under the 2025 EIP are shown in the table below.

	Number of Awarded Securities Subject to Vesting	Number of Securities Remaining Available for Future Issuance Under Equity Incentive Plan
Royalty Pharma plc 2025 Equity Incentive Plan	279,317	1,610,434

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CORPORATE RESPONSIBILITY AT ROYALTY PHARMA

Diversity of Board Nominees
The Nominating and Corporate Governance Committee has set forth in its charter its commitment to include, for the purposes of filling any vacancies on the Board, qualified candidates who reflect diverse backgrounds, including diversity of gender and ethnicity, in each search for new directors. 67% of our directors are gender or ethnically diverse.
Codes of Conduct that Foster Compliance and a Culture Focused on Ethics
As our shareholders and other stakeholders increasingly focus on the importance of corporate responsibility topics, Royalty Pharma benefits from our longstanding commitments to conducting our business in ways that are principled, transparent and accountable. The foundation of these commitments is expressed in our Code of Business Conduct and Ethics, which we require all our officers and employees to review and sign. We extend our high standards to suppliers who do business with Royalty Pharma, expecting them to uphold the human rights, labor, health and safety, environmental and business ethics practices prescribed in our Supplier Code of Conduct available on our website, www.royaltypharma.com, under “Investors—Corporate governance.”
Employee Engagement, Communication, Management and Leadership Training and Development
We are investing in employees’ long-term development and engagement by delivering training and development programs and a culture where our people can thrive and maximize their potential. We require annual regulatory training in compliance, cybersecurity and workplace respect and inclusion, among other topics. We also provide or support periodic job-specific and other developmental training and support for employees so they can maximize their potential.
We provide leadership training to managers on topics including negotiation skills and unconscious bias awareness. Each team offers ongoing learning and development opportunities tied to deepening the subject matter expertise of their professionals.
Our success depends on employees understanding how their work contributes to our strategy, culture and values. We use various channels to facilitate open and direct communication, including internal calls and meetings with employees, training and policy updates, and social and family outings and events.
Our Environmental Focus and Sustainable Business Practices
We are focused on the environment and recognize the importance of treating our natural resources with the greatest respect, so that they are available to future generations. As a socially responsible business, we are actively aware of the major issues affecting the environment.
As part of our efforts to reduce our emissions and create deeper environmental efficiencies, since 2022, we have reported our greenhouse gas (“GHG”) emissions assessment with support from our Board and management team. This assessment will serve as a valuable resource in the development of our mitigation and reduction strategies. We will continue to enhance our transparency and accountability by reporting our Scope 1 and 2 emissions in addition to select Scope 3 emissions.
You can access our GHG reporting within our corporate responsibility reporting and policies on our website, www.royaltypharma.com, under “Responsibility—Responsibility resource center.”

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DIRECTOR COMPENSATION

DIRECTOR COMPENSATION
The Management Development and Compensation Committee assists the Board in fulfilling its oversight responsibilities with respect to the compensation of our non-employee directors. We pay our independent directors according to our Independent Director Compensation Policy, described further below. All members of the Board are reimbursed for reasonable costs and expenses incurred in their service on our Board.
Highlights of Our Program:

•	Periodic market assessments and analyses by the Management Development and Compensation Committee;
•	Equity makes up a meaningful portion of the non-employee directors’ overall compensation mix to align interests with shareholders;
•	No cash retainers for leadership roles or committee membership to encourage shared responsibilities among all directors;
•	Director Share Ownership Guidelines of five times the annual Board membership cash retainer;
•	No short sales of share ownership positions and transactions involving derivatives of our ordinary shares; and
•	No additional fees are paid for Board or committee meeting attendance.

Independent Director Compensation Policy
Each independent director is generally entitled to receive the following compensation for his or her service on our Board:
•	Annual cash retainer of $150,000;
•	Annual equity award with a grant date value of $250,000; and
•	Initial equity award of $100,000 at the commencement of his or her service on our Board.
The following table sets forth the total compensation for our directors who were compensated for the year ended December 31, 2025. Mr. Legorreta did not receive any compensation for his service on our Board in 2025.
Director Compensation for 2025

Director	Fees Earned or paid in Cash ($)(1)	Share Awards ($)(2)	Total ($)
Bonnie Bassler, Ph.D.	150,000	249,891	399,981
Vlad Coric, M.D.(3)	109,615	352,384	462,000
Errol De Souza, Ph.D.(4)	150,000	249,891	399,981
Catherine Engelbert	150,000	249,891	399,981
Henry Fernandez(3)	92,935	249,891	342,826
Carole Ho, M.D.(3)	68,071	314,934	383,005
David Hodgson	150,000	249,891	399,981
Ted Love, M.D.	150,000	249,891	399,981
Gregory Norden	150,000	249,891	399,981
Elizabeth Weatherman(3)	68,071	314,934	383,005

(1)
Amounts reported in this column for 2025 include the value of Class A ordinary shares received in lieu of (i) first quarter cash fee payments on March 28, 2025 based on a Class A ordinary share price of $32.8658 for Dr. Bassler and Mr. Fernandez (1,141 Class A ordinary shares, respectively); (ii) second quarter cash fee payments on June 28, 2025 based on a Class A ordinary share price of $35.2395 for Dr. Bassler and Mr. Fernandez (1,064 Class A ordinary shares, respectively ); (iii) third quarter cash fee payments on September 30, 2025 based on a Class A ordinary share price of $35.7872 for Dr. Bassler and Mr. Fernandez (1,047 Class A ordinary shares and 501 Class A ordinary shares, respectively); and (iv) fourth quarter cash fee payments on December 31, 2025 based on a Class A ordinary share price of $38.7418 for Dr. Bassler (967 Class A ordinary shares).

(2)
The amounts reported in this column represent the aggregate grant date fair value of restricted share units (“RSUs”) granted to directors in 2025 calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“ASC 718”). These amounts do not reflect the actual economic value that may ultimately be realized by a director, which will vary depending on the future performance of our Class A ordinary shares.

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DIRECTOR COMPENSATION

Each of Dr. Bassler, Dr. Coric, Dr. De Souza, Ms. Engelbert, Mr. Fernandez, Mr. Hodgson, Dr. Love and Mr. Norden received an annual equity award of 7,614 RSUs (determined by dividing $250,000 by the volume-weighted average price (“VWAP”) of our Class A ordinary shares for the ten trading days immediately prior to such grant date of May 13, 2025). Each of Dr. Ho and Ms. Weatherman received a prorated annual equity award of 5,806 RSUs (determined by dividing by the VWAP for the ten trading days immediately prior to such grant date of July 31, 2025).

Dr. Coric received an initial equity award of 3,184 RSUs (determined by dividing $100,000 by the VWAP for the ten trading days immediately prior to such grant date of April 21, 2025). Each of Dr. Ho and Ms. Weatherman received an initial equity award of 2,752 RSUs (determined by dividing by the VWAP for the ten trading days immediately prior to such grant date of July 31, 2025).

As of December 31, 2025, Dr. Bassler, Dr. De Souza, Ms. Engelbert, Mr. Fernandez, Mr. Hodgson, Dr. Love and Mr. Norden each held 7,614 unvested RSUs; Dr. Ho and Ms. Weatherman each held 8,558 unvested RSUs; and Dr. Coric held 10,798 unvested RSUs.

(3)
Mr. Fernandez’s service ended on August 13, 2025. Dr. Coric, Dr. Ho and Ms. Weatherman were each determined by our Board to be independent and began to receive remuneration for their services on April 8, 2025, July 17, 2025 and July 17, 2025, respectively.

(4)	Dr. De Souza will end his Board service on the date of the Annual Meeting.
Director Share Ownership Guidelines
The Board expects all independent directors to display confidence in Royalty Pharma by ownership and retention of a meaningful amount of our shares. Each independent director is expected to own shares with a fair market value equal to five (5) times the director’s annual cash retainer of $150,000. Each independent director appointed or elected to the Board has five (5) years from the date of appointment or election to the board to meet this requirement. Compliance for such directors is measured at the five (5) year anniversary date of the director’s appointment or election. Each independent director’s continuing compliance with the ownership guidelines will be measured at least once a year by the Management Development and Compensation Committee.
The chart below shows each independent director’s compliance with the ownership guidelines as of December 31, 2025. Directors are also subject to the same Insider Trading Policy that prohibits hedging and speculative trading as our officers and employees.

Director	Ownership Guidelines(1)	Shares Owned(2)	Value of Shares ($)(3)	Met Guidelines
Bonnie Bassler, Ph.D.	5x	73,132	2,825,820
Vlad Coric, M.D.	5x	10,798	417,235	*
Catherine Engelbert	5x	51,128	1,975,586
Carole Ho, M.D.	5x	8,558	330,681	*
David Hodgson	5x	112,804	4,358,747
Ted Love, M.D.	5x	53,848	2,080,687
Gregory Norden	5x	194,848	7,528,927
Elizabeth Weatherman	5x	8,558	330,681	*

= Met guidelines.
*	Each director was appointed to the Board in 2025 and has until 2030 to comply with the share ownership guidelines, which we expect will be achieved through annual director share grants.
(1)	Director Share Ownership Policy adopted by our Board.
(2)	Represents shares owned outright and RSUs issued for service on our Board.
(3)	Fair market value based on closing price of our Class A ordinary shares of $38.64 on December 31, 2025.

Royalty Pharma	2026 Proxy Statement | 39

DIRECTOR COMPENSATION

Independent Director Equity Compensation Plan Information
The following table shows information, as of December 31, 2025, regarding Royalty Pharma’s Class A ordinary shares authorized for issuance under the Royalty Pharma plc 2020 Independent Director Equity Incentive Plan (the “Director Plan”), which is described in more detail below. As of December 31, 2025, other than as described below, no equity securities were authorized for issuance under equity compensation plans not approved by shareholders.

	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights ($)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Independent Director Equity Plan approved by shareholders	0	N/A	321,003

We maintain the Director Plan in order to motivate and reward our independent directors to further the best interests of the Company and its shareholders. The Director Plan permits for the grant of the following types of awards to independent directors of the Company: (i) market value options; (ii) share appreciation rights; (iii) restricted shares / RSU awards; (iv) performance awards (awards subject to performance conditions) and (v) other share-based awards. For purposes of the Director Plan, a director is considered independent if he or she (i) is not a full- or part-time officer or employee of the Company or any affiliate or subsidiary of either; (ii) is “independent” for purposes service on the Board within the meaning of the listing rules of Nasdaq; and (iii) was not appointed to the Board by the exercise of a power of appointment by a shareholder of the Company. Subject to the terms of the Director Plan, awards can be granted in respect of our Class A ordinary shares, American Depositary Shares (“ADSs”), cash or a combination thereof. Subject to adjustment, the aggregate number of Class A ordinary shares (or ADSs, as applicable) available for issuance under the Director Plan will not exceed 800,000 Class A ordinary shares.

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EXECUTIVE OFFICERS

EXECUTIVE OFFICERS
The names of our executive officers, their ages and their positions are shown below.

Name	Age(1)	Title
Pablo Legorreta	62	Chairman and Chief Executive Officer
Terrance Coyne	44	Executive Vice President & Chief Financial Officer
Christopher Hite	59	Executive Vice President & Vice Chairman
Arthur McGivern	50	Executive Vice President, Investments & General Counsel
Marshall Urist, M.D., Ph.D.	50	Executive Vice President, Research & Investments
George Lloyd	66	Senior Advisor; former Executive Vice President, Investments & Chief Legal Officer(2)

(1)	As of the date of this Proxy Statement.
(2)	Effective December 31, 2025, Mr. Lloyd transitioned from his role as Executive Vice President, Investments & Chief Legal Officer to Senior Advisor and ceased serving as a named executive officer.
There are no family relationships among any of our directors or executive officers.

Mr. Legorreta’s biographical information is set forth under the caption “Proposal One-Election of Directors” above.

Terrance Coyne joined Royalty Pharma in 2010. He serves as our Executive Vice President & Chief Financial Officer. Previously, Mr. Coyne was a biotechnology equity research associate, a senior analyst at JP Morgan and a biotechnology equity research associate at Rodman & Renshaw. Mr. Coyne began his career at Wyeth Pharmaceuticals. Mr. Coyne received a B.S. in business administration from La Salle University and an M.B.A. from La Salle University.

Christopher Hite joined Royalty Pharma in March 2020. Mr. Hite serves as our Executive Vice President & Vice-Chairman. Previously, Mr. Hite was Vice Chairman and Global Head of Healthcare at Citibank, where he worked from 2008 to 2020, and Global Head of Healthcare Investment Banking at Lehman Brothers. Mr. Hite previously served as a director of Acceleron Pharma Inc. from 2020 to 2021. Mr. Hite serves on the Board of Directors of Kailera Therapeutics and Vera Therapeutics and served on the Board of Directors of Acceleron Pharma Inc. until its acquisition by Merck. Mr. Hite received a B.S. from Lehigh University and a J.D./M.B.A. from the University of Pittsburgh.

Arthur McGivern joined Royalty Pharma in 2022. Mr. McGivern serves as our Executive Vice President, Investments & General Counsel. Previously, Mr. McGivern was a partner in Goodwin Procter’s Life Sciences practice. Mr. McGivern received an B.S. from Tufts University and a J.D. from Boston University School of Law.

Marshall Urist, M.D., Ph.D. joined Royalty Pharma in 2013. Dr. Urist serves as our Executive Vice President, Research & Investments. Previously, Dr. Urist worked at Morgan Stanley in equity research, most recently as Executive Director and as a senior biotechnology analyst. Earlier at Morgan Stanley, he covered the life science tools and diagnostics sectors, where he was recognized in Institutional Investor’s All-America Research Team. Dr. Urist graduated from Johns Hopkins University and holds an M.D. and a Ph.D. from Columbia University.

George Lloyd joined Royalty Pharma in 2011 after representing Royalty Pharma Investments on all royalty acquisition transactions since 2006. Effective December 31, 2025, Mr. Lloyd transitioned from his role as Executive Vice President, Investments & Chief Legal Officer to Senior Advisor. Previously, Mr. Lloyd was a partner at Goodwin Procter LLP in Boston, MA, and an associate at Davis Polk & Wardwell LLP in New York, NY and Paris. Mr. Lloyd received an A.B. from Princeton University and a J.D. from New York University Law School.

Royalty Pharma	2026 Proxy Statement | 41

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
The following table shows information regarding the beneficial ownership of our shares as of April 6, 2026 by:
•	Each person, or group of affiliated persons, known by us to own beneficially more than 5% of any class of our share capital;
•	Each of the directors and our named executive officers individually; and
•	All directors and our executive officers as a group.
The amounts and percentages of Class A ordinary shares and Class B ordinary shares beneficially owned are reported on the basis of the rules and regulations of the SEC governing the determination of beneficial ownership of securities. Under these rules, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or to direct the voting of such security, or investment power, which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days, including those Class A ordinary shares issuable pursuant to the Exchange Agreement. Unless otherwise noted below, the address of the persons listed on the table is c/o Royalty Pharma plc, 110 East 59th Street, New York, NY 10022. To our knowledge, except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all Class A ordinary shares.

	Class A Ordinary Shares Beneficially Owned		Class B Ordinary Shares Beneficially Owned(1)		Combined Voting Power(2)
Name of Beneficial Owner	Number	Percent	Number	Percent
5% Equity Holders
Morgan Stanley(3)	38,907,011	8.76%	—	—	6.74%
Capital International Investors(4)	32,745,526	7.37%	—	—	5.68%
FMR LLC(5)	27,900,714	6.28%	—	—	4.84%
R & H Trust Co.(6)	24,223,082	5.45%	—	—	4.20%
RPI US Partners 2019, LP	—	—	98,287,272	74.15%	17.04%
PL RPH Holdings, LLC	—	—	13,356,742	10.08%	2.32%
RP MIP (Cayman), LP	—	—	10,814,086	8.16%	1.87%
PL RP AIV, LLC	—	—	9,700,000	7.32%	1.68%
Directors and Named Executive Officers
Pablo Legorreta(7)	4,703,158	1.06%	86,852,402	65.52%	15.87%
Terrance Coyne(8)	125,317	*	8,255,457	6.23%	1.45%
Christopher Hite(9)	755,136	*	2,105,199	1.59%	*
Arthur McGivern(10)	3,668	*	706,393	*	*
Marshall Urist, M.D., Ph.D.(11)	46,388	*	3,830,648	2.89%	*
Bonnie Bassler, Ph.D.	73,947	*	—	—	*
Vlad Coric, M.D.	10,798	*	—	—	*
Errol De Souza, Ph.D.(12)	81,352	*	500,140	—	*
Catherine Engelbert	51,128	*	—	—	*
Carole Ho, M.D.	8,558	*	—	—	*
David Hodgson(13)	33,328	*	79,476	—	*
Ted Love, M.D.	53,848	*	—	—	*
Gregory Norden	194,848	*	—	—	*
Elizabeth Weatherman	8,558	*	—	—	*
All Directors and Executive Officers as a Group (Fourteen Persons)	6,150,032	1.38%	102,329,715	77.20%	18.80%

*	Indicates beneficial ownership of less than 1%.
(1)
Represents the number of Class B ordinary shares beneficially owned by the Private Holders. Such Class B shares (together with class B ordinary shares of RPH) may be exchanged for Class A ordinary shares. Class B ordinary shares are entitled to one vote per share.

(2)	Represents percentage of voting power of the Class A ordinary shares and Class B ordinary shares voting together as a single class.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

(3)
Based solely on a Schedule 13G/A filed on August 5, 2025. Morgan Stanley and Morgan Stanley Investment Management Inc. exercise shared voting power with respect to 34,289,848 Class A ordinary shares and shared dispositive power with respect to 38,907,011 Class A ordinary shares. The business address of Morgan Stanley and Morgan Stanley Investment Management Inc. is 1585 Broadway, New York, NY 10036.

(4)
Based solely on a Schedule 13G/A filed February 13, 2026 by Capital International Investors reporting beneficial ownership by Capital International Investors consisting of sole voting power with respect to 32,581,425 Class A ordinary shares and sole dispositive power with respect to all of these Class A ordinary shares. The address of Capital International Investors is 333 South Hope Street, 55th Fl, Los Angeles, CA 90071.

(5)
Based solely on Schedule 13G/A filed on November 5, 2025. FMR LLC has sole voting power with respect to 21,391,515.02 Class A ordinary shares, and sole investment power with respect to 27,900,713.73 Class A ordinary shares. Abigail P. Johnson is a Director, the Chairman and the Chief Executive Officer of FMR LLC, has sole investment power with respect to 27,900,713 Class A Ordinary Shares. Members of the Johnson family, including Abigail P. Johnson, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR LLC, representing 49% of the voting power of FMR LLC. The Johnson family group and all other Series B shareholders have entered into a shareholders’ voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership of voting common shares and the execution of the shareholders’ voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR LLC. The business address of FMR LLC is 245 Summer Street, Boston, MA 02210.

(6)
Based solely on Schedule 13D/A filed on February 20, 2026. Reflects 11,223,082 Class A ordinary shares held by GG1978 SICAF SIF S.A. – GG Strategic (“GG Strategic”), a sub-fund of GG 1978 SICAF SIF S.A., which is owned by the GG Trust, for which R & H Trust Co. (Guernsey) Limited is the trustee and 13,000,000 Class A ordinary shares held by MGG Strategic SICAF SIF S.A. – MGG Strategic, a sub-fund of MGG Strategic SICAF SIF S.A., which is owned by the MGG Trust, for which R & H Trust Co. (Guernsey) Limited is the trustee. A board of directors consisting of Giammaria Giuliani, Achille G. Severgnini, Marco Sterzi and Franco Toscano has voting and dispositive power over the securities managed by GG 1978 SICAF. A board of directors consisting of M. Germano Giuliani, Achille G. Severgnini, Marco Sterzi and Franco Toscano has voting and dispositive power over the securities managed by MGG SICAF. Each member of each board of directors disclaims beneficial ownership over such shares. GG 1978 SICAF is owned by the GG Trust, of which Giammaria Giuliani is the beneficiary. MGG SICAF is owned by the MGG Trust of which M. Germano Giuliani is the beneficiary. The MGG Trust is the 100% economic owner of the shares held by MGG Strategic. The GG Trust is the 100% economic owner of the shares held by GG Strategic. Neither of M. Germano Giuliani and Giammaria Giuliani have investment power or voting power over such shares and each disclaims beneficial ownership over the shares beneficially owned by MGG Strategic and GG Strategic. The trustee of each of the Trusts is R & H Trust Co. (Guernsey) Limited. The protector of each of the Trusts is Achille G. Severgnini, who has the power to remove and replace the trustee of each the Trusts. The address of R & H Trust Co. (Guernsey) Limited is Trafalgar Court, 3rd Floor, Les Banques, St. Peter Port, Guernsey GY1 2JA.

(7)
Represents shares owned by Mr. Legorreta and by family vehicles controlled by Mr. Legorreta. Mr. Legorreta has pledged interests in the Private Holders exchangeable for 15,850,000 Class A ordinary shares pursuant to a pledge agreement to secure a loan made to Mr. Legorreta. Actual amount of borrowings against pledged shares is subject to the 50% loan to value limitation of our Policy Restricting Pledging and any borrowings against pledged shares may be less than 50% of the total value of the shares pledged. Includes shares beneficially owned by Mr. Legorreta’s spouse and children. Includes Class E Ordinary Shares of RPH exchangeable into 13,356,742 Class A Ordinary Shares. Class E Ordinary Shares of RPH are subject to vesting conditions.

(8)
Represents shares owned by Mr. Coyne and by family vehicles controlled by Mr. Coyne. Mr. Coyne has pledged interests in the Private Holders exchangeable for 2,932,340 Class A ordinary shares pursuant to a pledge agreement to secure a loan made to Mr. Coyne. Actual amount of borrowings against pledged shares is subject to the 50% loan to value limitation of our Policy Restricting Pledging and any borrowings against pledged shares may be less than 50% of the total value of the shares pledged. Includes shares beneficially owned by Mr. Coyne’s spouse. Includes Class E Ordinary Shares of RPH exchangeable into 1,807,277 Class A Ordinary Shares. Class E Ordinary Shares of RPH are subject to vesting conditions.

(9)
Represents shares owned by Mr. Hite and by a family vehicle controlled by Mr. Hite. Includes Class E Ordinary Shares of RPH exchangeable into 1,238,789 Class A Ordinary Shares. Class E Ordinary Shares of RPH are subject to vesting conditions.

(10)
Represents shares owned by Mr. McGivern and by a family vehicle controlled by Mr. McGivern. Includes Class E Ordinary Shares of RPH exchangeable into 706,393 Class A Ordinary Shares. Class E Ordinary Shares of RPH are subject to vesting conditions.

(11)
Represents shares owned by Dr. Urist and by a family vehicle controlled by Dr. Urist. Dr. Urist has pledged 27,368 Class A ordinary shares and has pledged interests in the Private Holders exchangeable for 416,670 Class A ordinary shares pursuant to a pledge agreement to secure a loan made to Dr. Urist. Actual amount of borrowings against pledged shares is subject to the 50% loan to value limitation of our Policy Restricting Pledging and any borrowings against pledged shares may be less than 50% of the total value of the shares pledged. Includes Class E Ordinary Shares of Royalty Pharma Holdings Ltd (“RPH”) exchangeable into 1,356,528 Class A Ordinary Shares. Class E Ordinary Shares of RPH are subject to vesting conditions.

(12)	Dr. De Souza will end his Board service on the date of the Annual Meeting.
(13)
Represents Class A ordinary shares granted to Mr. Hodgson that are held by him solely for the benefit of General Atlantic Service Company, L.P. Mr. Hodgson disclaims beneficial ownership of the underlying Class A ordinary shares. Represents Class B ordinary shares owned by Mr. Hodgson.

DELINQUENT SECTION 16(a) REPORTS
Section 16(a) of the Exchange Act requires our executive officers, directors, and persons who own more than 10% of a registered class of our equity securities to file reports of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the SEC. Such executive officers, directors and 10% shareholders are also required by securities laws to furnish us with copies of all Section 16(a) forms they file.
Based solely on our review of copies of these reports, or written representations from reporting persons, we believe that during the year ended December 31, 2025, our executive officers, directors and persons who own more than 10% of a registered class of our equity securities filed under Section 16(a) on a timely basis, except one Form 3 transaction for Dr. Coric which was filed on an untimely basis.

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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
We have adopted a written Related Person Transactions Policy that is administered by the Nominating and Corporate Governance Committee. A copy of our Related Person Transactions Policy can be found on our website, www.royaltypharma.com, under “Investors — Corporate governance.”
We have adopted a policy that our executive officers, directors, nominees for election as a director, beneficial owners of 5% or more of our shares and any members of the immediate family of any of the foregoing persons are not permitted to enter into a related person transaction with us without the approval or ratification of the Nominating and Corporate Governance Committee. Any request for us to enter into a transaction with an executive officer, director, nominee for election as a director, beneficial owner of 5% or more of our shares or any member of the immediate family of any of the foregoing persons, in which the amount involved exceeds $120,000 and such person would have a direct or indirect interest, must be presented to our Nominating and Corporate Governance Committee to determine whether the related person involved has a direct or indirect material interest in the transaction and whether the proposed transaction is on arm’s-length terms. In reviewing any such proposal, our Nominating and Corporate Governance Committee are to consider the relevant facts of the transaction, including the risks, costs and benefits to us and whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances.
In addition, under the U.K. Companies Act 2006 (the “UK Companies Act”) certain transactions with directors and their connected parties will require the approval of shareholders.
Internalization
Prior to May 16, 2025, we were externally managed and had no personnel of our own. We, RPH and RPI had management agreements with our former external manager (collectively, the “Management Agreement”) who managed our business and assets and sourced and evaluated new investment opportunities. Under the Management Agreement, we paid a quarterly operating and personnel payment (“Operating and Personnel Payment”) equal to 6.5% of the cash receipts from Royalty Investments and 0.25% of the value of our security investments under GAAP as of the end of such quarter. Under the Management Agreement, the Operating and Personnel Payment was payable quarterly in advance as of the first business day of each fiscal quarter. The Operating and Personnel Payment became an intercompany payment at the closing of the Transaction.
On May 16, 2025, we completed the acquisition of our external manager, RP Management, LLC (“RPM”) (the “Internalization”). In connection with the Internalization, we and RPH entered into a Membership Interests Purchase Agreement (as amended, the “Purchase Agreement”) with Royalty Pharma Manager, LLC (formerly known as Royalty Pharma, LLC) (“RP LLC”), RPM and the sellers named therein (the “Sellers”). Pursuant to the Purchase Agreement, RPH acquired all of the equity interests of RP LLC from the Sellers (the “Transaction”).
The aggregate consideration to be paid to the Sellers in the Transaction consisted of (i) $200,000,000 of cash, less the aggregate amount of management fee payments in respect of calendar year 2025 made to and actually received by RPM and RP LLC and their respective subsidiaries from January 1, 2025 through the closing date, subject to customary adjustments (“Cash Consideration”) and (ii) 24,530,266 non-voting Class E ordinary shares of RPH (the “Share Consideration”). In connection with the Share Consideration, additional Class B ordinary shares of the Company in an amount equal to the Share Consideration were issued (the “Class B Consideration”). In addition, RPH agreed to assume RPM’s $380 million term loan facility and all outstanding indebtedness thereunder.
At the time of the Transaction, each of our named executive officers was also an officer of RPM. The Board was aware of these interests and considered them, among other matters, in approving the Purchase Agreement and the transactions contemplated by it, including the Internalization, and in making their recommendation that the Company’s shareholders adopt the Purchase Agreement. These interests include the following:
•
Transaction Consideration and Vesting Conditions. Each named executive officer was entitled to receive an allocable portion of the Cash Consideration, the Share Consideration and the corresponding Class B Consideration. The Share Consideration (and corresponding Class B Consideration) received by the named executive officers is subject to time-based vesting and other conditions as set forth in the Purchase Agreement, including forfeiture upon certain termination events (the “Internalization Shares”). For more information, see “Internalization Shares” in the “Compensation Discussion and Analysis” section of this Proxy Statement.

•
Employment Arrangements. The Purchase Agreement required Royalty Pharma to deliver employment offer letters to each named executive officer pursuant to an offer letter agreement at closing, in substantially the form attached to the Purchase Agreement. Each named executive officer entered into an employment arrangement with us in connection with the closing of the Transaction. For more information, see “Employment Offer Letters” in the “Compensation Discussion and Analysis” section of this Proxy Statement.

•
Equity Incentive Plan. The Purchase Agreement contemplated that, at or following the closing of the Transaction and subject to shareholder approval and compliance with applicable law and stock exchange listing standards, the Company would adopt an

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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

equity incentive plan pursuant to which the Management Development and Compensation Committee would be authorized to grant restricted Class A ordinary shares and other equity or equity-based awards covering Class A ordinary shares. For more information, see “2025 Equity Incentive Plan” in the “Compensation Discussion and Analysis” section of this Proxy Statement.
•
Indemnification. For a period of six years following the closing of the Transaction, RPH must, and must cause RP LLC and its subsidiaries to, indemnify, defend and hold harmless (and advance payment for legal and other expenses as incurred following receipt by RPH of reasonably detailed statements therefor) to the fullest extent permitted by applicable law, all current and former directors, officers, employees, fiduciaries and agents of the Business Entities (as defined in the Purchase Agreement) from and against any and all liabilities (including attorney’s fees and expenses, subject to receipt by RPH of reasonably detailed statements therefor), penalties, judgments, fines and amounts paid in settlement in connection with any actual or threatened proceeding arising out of matters occurring, arising or existing on or prior to the closing (except to the extent relating to the Excluded Business (as defined in the Purchase Agreement)).

Equity Performance Awards
Equity Performance Awards (as defined below) are designed to closely align the interests of our key employees with those of our shareholders by directly linking long-term equity-based awards to the profitability of our investments. Equity Performance Awards are determined on a portfolio-by-portfolio basis to ensure that our key employees do not get paid incentive compensation unless each Portfolio is profitable, rather than specific investments. Investments made during each two-year period are grouped together as separate portfolios (each, a “Portfolio”). The first Portfolio commenced on the Exchange Date and ended on December 31, 2021. The second Portfolio commenced on January 1, 2022 and ended on December 31, 2023. The third Portfolio commenced on January 1, 2024 and ended on December 31, 2025. The fourth Portfolio commenced on January 1, 2026 and will end on December 31, 2027.
Subject to the three tests listed below and applicable law, at the end of each fiscal quarter, eligible recipients are entitled to a distribution in respect of each Portfolio equal to 20% of the Net Economic Profit (defined as the aggregate cash receipts for all new portfolio investments in such Portfolio less Total Expenses (defined as interest expense, operating expense and recovery of acquisition cost in respect of such Portfolio)) for such Portfolio for the applicable measuring period (the “Equity Performance Awards”). The Equity Performance Awards are paid as a distribution of RPH Class B ordinary shares that are automatically exchanged upon issuance for Class A ordinary shares of Royalty Pharma. The number of Class A ordinary shares of Royalty Pharma payable is based on a 10-day trailing VWAP ending 2 days prior to the payment date. Eligible recipients may also receive a periodic cash advance to pay income tax imposed calculated using an assumed tax rate. To the extent eligible recipients receive any such periodic cash advance, the amount of the RPH Class B ordinary shares ultimately received will be reduced by the amount of such periodic cash advance.
On any quarterly distribution date, the Equity Performance Awards payable is subject to each of the following three tests:
Test One: Cumulative Net Economic Profit for such Portfolio for all periods prior to the relevant quarterly determination date is positive. Cumulative Net Economic Profit is positive if the aggregate cash receipts for all investments in a Portfolio for all prior periods is greater than the Total Expenses allocated to such Portfolio for all prior periods.
Test Two: The aggregate projected cash receipts, as determined on a basis consistent with the effective interest method used in our GAAP financial statements, for all investments in such Portfolio for all periods commencing after such quarterly determination date are equal to or greater than one hundred and thirty-five percent (135%) of the projected Total Expenses for all investments in such Portfolio through the expected termination dates of all investments in such Portfolio.
Test Three: The aggregate projected cash receipts, as determined on a basis consistent with the effective interest method used in our GAAP financial statements, for all investments in all Portfolios for all periods commencing after such quarterly determination date are equal to or greater than one hundred and thirty-five percent (135%) of the projected Total Expenses for all of the Portfolios through the termination or disposition dates of all investments in all of the Portfolios.
Portfolios are based on two-year periods, to mitigate the risk that Equity Performance Awards are paid on a profitable investment even though, in the aggregate, the investments made over a two-year period are not profitable. The three tests above are also intended to reduce the risk that Equity Performance Awards are payable at a time when either an individual portfolio or our overall portfolio of investments is not performing well.
Mr. Legorreta is the owner of and the controlling member of entities that receive Equity Performance Awards. As such, Mr. Legorreta (or his successor) determines how Equity Performance Awards are allocated. Mr. Legorreta has agreed that he (or his successor) will consult in good faith with the Board (or the Management Development and Compensation Committee) regarding future grants of and changes to then outstanding Equity Performance Awards.
Registration Rights Agreement
Certain of our shareholders have unlimited piggyback and twice annual demand registration rights. Our directors and named executive officers have unlimited piggyback registration rights subject to customary limitations and restrictions.

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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Exchange Agreement
The Private Holders will, upon instruction of any of their partners from time to time, distribute the RPH Class B ordinary shares held on behalf of such partner to such partner for exchange for our Class A ordinary shares, or exchange their RPH Class B ordinary shares for our Class A ordinary shares directly. Exchanges of RPH Class B ordinary shares for our Class A ordinary shares may also be made pursuant to the Exchange Agreement by entities that are owned and controlled by Mr. Legorreta.
Indemnification of Directors and Officers
We have agreed to indemnify the following persons, to the fullest extent permitted by law, from and against all losses, claims, damages, liabilities, joint or several, expenses (including legal fees and expenses), judgments, fines, penalties, interest, settlements or other amounts on an after tax basis: any director or officer, any person who is or was serving at our request as a director, officer, employee, member, partner, tax matters partner, agent, fiduciary or trustee of another person, and any person the Board in its sole discretion designates as an indemnitee. We have agreed to provide this indemnification unless there has been a final and non-appealable judgment by a court of competent jurisdiction determining that these persons acted in bad faith or engaged in fraud or willful misconduct, subject to the limitations set forth in the following paragraph. We have also agreed to provide this indemnification for criminal proceedings, subject to the limitations set forth in the following paragraph. Any indemnification under these provisions will only be out of our assets.
The U.K. Companies Act renders void an indemnity for a director against any liability that would otherwise attach to that director in connection with any negligence, default, breach of duty or breach of trust in relation to the company of which he is a director. Furthermore, any provision that purports to oblige a company to indemnify (directly or indirectly) a director of that company or an associated company from any liability that would otherwise attach to that director in connection with any negligence, default, breach of duty or breach of trust in relation to the company of which he is a director is void other than with respect to certain permitted indemnity obligations in connection with the provision of insurances, qualifying third party indemnities and qualifying pension scheme indemnities.
We may also purchase insurance against liabilities asserted against and expenses incurred by persons for our activities, regardless of whether we would have the power to indemnify the person against such liabilities.

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Proposal 2 VOTE ON A NON-BINDING ADVISORY BASIS ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

The Board recommends that shareholders vote “FOR” the approval of named executive officer compensation.

In accordance with Section 14A of the Exchange Act, we are asking shareholders to approve, on a non-binding advisory basis, the compensation of our named executive officers, as disclosed in this Proxy Statement in accordance with the compensation disclosure rules of the SEC.
We encourage shareholders to read carefully the “Compensation Discussion and Analysis” section of this Proxy Statement (below), which explains in more detail our executive compensation philosophy, policies and practices as well as the Summary Compensation Table for the year ended December 31, 2025, and other related compensation tables and accompanying narrative discussions, which together provide detailed information about the compensation of our named executive officers.
While this advisory vote is non-binding, our Board and Management Development and Compensation Committee value the opinions of our shareholders and will carefully consider the outcome of this vote. Our Management Development and Compensation Committee believes that the policies and procedures articulated in the “Compensation Discussion and Analysis” section of this Proxy Statement are effective in achieving our goals and that the compensation of our named executive officers reported in this Proxy Statement help position us for long-term success. We currently hold advisory votes on the compensation of our named executive officers on an annual basis.
Recommendation and Required Vote
For this resolution to be passed, a simple majority of votes cast (whether in person or by proxy) at the Annual Meeting must be cast in favor of the resolution. This non-binding vote is not meant to address any particular element of our executives’ compensation arrangements. Our Board believes that approving named executive officer compensation is advisable and in the best interests of Royalty Pharma and our shareholders.

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COMPENSATION DISCUSSION AND ANALYSIS

COMPENSATION DISCUSSION AND ANALYSIS
Overview
This Compensation Discussion and Analysis (“CD&A”) describes the compensation philosophy, programs and decisions for our named executive officers.
On May 16, 2025, we completed the Internalization and evolved from an externally managed structure into an integrated company and our named executive officer became our employees. Prior to the Internalization, our named executive officers were compensated for their services to us by our former external manager and with Equity Performance Awards. We did not directly reimburse our former external manager for the compensation of any of our named executive officers and our Management Development and Compensation Committee did not make any decisions regarding the amount or nature of this compensation.
Following the Internalization, the cash compensation of our named executive officers is determined by the Management Development and Compensation Committee, while the allocation of Equity Performance Awards is determined by Mr. Legorreta following consultation with the Management Development and Compensation Committee. Our named executive officers also continue to vest in the Internalization Shares over five to nine years from the closing of the Internalization, subject to their continued employment.
This CD&A focuses on the following individuals who are our named executive officers for the fiscal year ended December 31, 2025:

Pablo Legorreta Chairman of the Board and Chief Executive Officer
Terrance Coyne Executive Vice President & Chief Financial Officer
Christopher Hite Executive Vice President & Vice Chairman
George Lloyd Senior Advisor; former Executive Vice President, Investments & Chief Legal Officer(1)
Marshall Urist, M.D., Ph.D. Executive Vice President, Research & Investments

(1)
Effective December 31, 2025, Mr. Lloyd transitioned from his role as Executive Vice President, Investments & Chief Legal Officer to Senior Advisor and Mr. Lloyd ceased serving as a named executive officer.

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COMPENSATION DISCUSSION AND ANALYSIS

Compensation Best Practices

What We Do:
Pay aligned with performance and shareholder interests, including with Equity Performance Awards
Large majority of compensation is variable and at-risk
Long-term Equity Performance Awards linked to investment performance
Internalization Shares vest over five to nine years
Base salary is the only element of our compensation paid in cash
Meaningful share ownership requirements
Strong risk controls through our Policy Restricting Pledging
Compensation recovery/clawback
Robust investor outreach
Independent Management Development and Compensation Committee
Independent compensation consultant
Annual say-on-pay vote

What We Do Not Do:
No incentives for excessive risk-taking
No short sales and derivative transactions in our equity and hedging of our shares
No excise tax “gross-up” payments in the event of a change in control
No excessive or unusual perquisites
No tax “gross-up” payment on perquisites for named executive officers
No defined benefit plan pension benefits or supplemental executive retirement plans
No special health and welfare benefits
No supplemental executive retirement benefits

Performance Update
Our strong business execution throughout 2025 achieved the following financial performance:

$3.3BN	$3.0BN	$2.7BN	$4.7BN
2025 PORTFOLIO RECEIPTS	2025 ADJUSTED EBITDA(1)	2025 PORTFOLIO CASH FLOW(1)	2025 ANNOUNCED TRANSACTION VALUE

$2.6BN	$27.5BN	55+	16
2025 CAPITAL DEPLOYMENT	CAPITAL DEPLOYMENT SINCE 2012	APPROVED AND DEVELOPMENT-STAGE PRODUCTS	BLOCKBUSTER $1BN+ THERAPIES IN PORTFOLIO

(1)	Refer to the section “Appendix A - Reconciliations of Non-GAAP Measures” in this Proxy Statement for reconciliation of this non-GAAP measure to its corresponding GAAP measure.
During 2025, we reported another year of strong execution on our strategy as a premier capital allocator in life sciences, delivering continued growth and attractive returns in the fast-growing royalty market. In 2025, we acquired eight new royalties for up to $4.7 billion and deployed $2.6 billion in capital on new royalty transactions.
In 2025, we returned $1.7 billion dollars to shareholders, a record for Royalty Pharma, $1.2 billion dollars through our $3.0 billion dollar share repurchase program and $512 million dollars as dividends and distributions.
At the same time, we have continued to deploy substantial capital on royalty acquisitions, such as the funding agreement with Revolution Medicines and the royalty on Imdelltra. At our Investor Day in September 2025, we reaffirmed our intention, first announced in 2022, to further increase our rate of capital deployment from greater than $7 billion to $10–$12 billion over the next five years. This enhanced commitment underscores our conviction in the strength of our business model and our ability to deliver attractive returns to shareholders over time.
Equity-Linked and Performance-Driven Incentive Strategy with Variable and At-Risk Pay
Executive compensation is driven by our equity-linked and performance-driven incentive strategy, which emphasizes long-term, variable and at-risk compensation. We achieve this through Equity Performance Awards, which are linked to long-term investment performance, and through Internalization Shares which are subject to time-based vesting, which further motivates our executives to drive shareholder value creation.

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COMPENSATION DISCUSSION AND ANALYSIS

The charts below show the mix of compensation for 2025 for our CEO, Mr. Legorreta, and for our other named executive officers (averaged as a group). The compensation mix shown reflects our emphasis on equity-linked and performance-driven incentives, which we believe is consistent with best practices among leading capital allocators.

CEO Pay Mix
EPAs
17%
Base Salary
2%
Internalization
Shares
81%
98% Variable and At-Risk

Average Other NEO Pay Mix
Base Salary
14%
EPAs
20%
Internalization
Shares
66%
86% Variable and At-Risk

Shareholder Engagement on Executive Compensation
We maintain an active, year-round dialogue with our shareholders to ensure that our executive compensation remains aligned with our long-term strategy and shareholder interests. During 2025, members of senior management engaged with a broad cross-section of our investor base, including many of our largest institutional shareholders, through one-on-one meetings, investor conferences and our 2025 Investor Day. Feedback from these discussions is periodically reviewed with the Management Development and Compensation Committee.
At our 2025 Investor Day, we provided shareholders with an update on our long-term strategic priorities, capital allocation framework and financial outlook. These discussions reinforced our focus on disciplined capital deployment, maintaining returns above our cost of capital, preserving balance sheet strength and delivering sustainable long-term growth.
Shareholder support at our 2025 Annual Meeting for our executive compensation and recent governance initiatives has been strong:
•	Approximately 92% of votes cast supported our advisory 2025 say-on-pay resolution
•	Approximately 99% of votes cast approved the Internalization
The Internalization simplified our corporate structure, enhanced transparency and governance alignment, and further aligned management with public shareholders. We believe the strong shareholder support for the Internalization reflects confidence in our long-term strategy and governance framework. The Management Development and Compensation Committee continues to evaluate our executive compensation in light of shareholder feedback and evolving best practices.
At our 2021 Annual Meeting, a majority of our shareholders recommended that we hold an advisory say-on-pay vote on an annual basis. Consistent with this recommendation and our continued commitment to shareholder engagement, we are again seeking shareholder approval of executive compensation at our 2026 Annual Meeting.
We remain committed to maintaining an active dialogue with our shareholders regarding executive compensation and to considering shareholder perspectives as part of the Management Development and Compensation Committee’s ongoing evaluation of our executive compensation.

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COMPENSATION DISCUSSION AND ANALYSIS

Compensation Philosophy and Objectives
As the largest buyer of biopharmaceutical royalties and a leading funder of innovation across the biopharmaceutical industry, our success depends on the expertise, judgment and performance of our named executive officers and other key employees. We rely on their ability to source, evaluate and execute complex transactions, cultivate long-standing relationships across the biopharmaceutical ecosystem, from academic institutions to leading global pharmaceutical companies, and provide strategic leadership critical to the execution of our long-term strategy.
Executive compensation is designed around three core objectives:
•	to establish a clear link between performance and compensation in support of our strategic priorities;
•	to align the interests of our named executive officers with the long-term interests of our shareholders and the creation of sustainable value; and
•	to attract, motivate and retain exceptional talent critical to Royalty Pharma’s long-term success.
We seek to achieve a strong relationship between performance and compensation by emphasizing long-term, variable and at-risk compensation that rewards the achievement of our strategic objectives and sustained shareholder value creation. Our executive incentive structure is delivered through Equity Performance Awards, which are tied to investment performance. In addition, through the Internalization Shares, which vest over five to nine years from the closing of the Internalization, the interests of our named executive officers are directly linked to long-term share price appreciation and the interests of our shareholders.
Our compensation philosophy emphasizes alignment with shareholders through meaningful equity ownership, multi-year vesting requirements that promote long-term decision-making and equity-based incentives that link executive wealth to long-term share price performance. We believe this alignment has been an important contributor to our growth and long-term performance.
We provide competitive total compensation opportunities that emphasize long-term incentives and are designed to enable us to compete effectively for talent across global biopharmaceutical companies and capital allocators, retain highly qualified executives and reward sustained performance.
Additional details regarding the components of executive compensation are described below under “Elements of Compensation.”
Compensation Risk
Our compensation policies and practices are designed to align the interests of our named executive officers with the long-term interests of the Company and its shareholders, to promote disciplined, risk-sensitive investment decision-making and to discourage excessive risk-taking. Equity Performance Awards, along with our named executive officers’ holdings of Internalization Shares, place a significant emphasis on long-term performance and sustained value creation. Based on our review, we do not believe that the compensation arrangements for our named executive officers create risks that are reasonably likely to have a material adverse effect on Royalty Pharma.
The value of Equity Performance Awards held by any named executive officer is based on the profitability of two-year portfolios of royalties that we acquire, rather than on the performance of individual investments. As a result, our named executive officers have an economic interest across all investments within a portfolio, which discourages excessive risk taking because profits on successful investments will be offset by losses on underperforming investments.
Upon consummation of the Internalization, each named executive officer received Internalization Shares that vest over five to nine years from the closing of the Internalization as Transaction consideration in respect of existing equity interests directly or indirectly held by such named executive officers. The long vesting period applicable to Internalization Shares further aligns management’s interests with those of our shareholders.
In addition, the share retention obligations and ownership requirements set forth in our Executive Share Ownership Guidelines discourage excessive risk-taking by tying a meaningful portion of our executives’ personal wealth with the long-term performance of our Class A ordinary shares.
Our Management Development and Compensation Committee is responsible for reviewing any risks associated with our compensation policies and practices, as described in more detail under “Board Oversight of Risk Management” above.
Elements of Compensation
The principal elements of our compensation program for our named executive officers are described below. These elements are designed to support the compensation philosophy and objectives described above. The Management Development and Compensation Committee periodically reviews our compensation program for key employees, including our named executive officers, and, as appropriate, may approve changes to existing compensation arrangements or the adoption of new compensation programs.

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COMPENSATION DISCUSSION AND ANALYSIS

Prior to the Internalization, we had no employees, all of our named executive officers worked for, and were compensated by, our former external manager who managed us under a management contract, and the Management Development and Compensation Committee did not determine executive compensation. Our named executive officers, other than Mr. Legorreta, received a cash base salary and a share of the profits of our former external manager. Mr. Legorreta received a share of the profits of our former external manager but no base salary. See “Profits of our Former External Manager” below.
On May 16, 2025, we completed the Internalization and became an integrated company with our former external manager. In connection with the Internalization, the employees of our former external manager, including our named executive officers, became our employees and we began compensating our named executive officers with a cash base salary and providing employee benefits pursuant to their employment agreements. In addition to a cash base salary from us, our named executive officers are allocated Equity Performance Awards by Mr. Legorreta following consultation with the Management Development and Compensation Committee. Mr. Legorreta retains ownership and control of the entities that grant Equity Performance Awards.
Equity Performance Awards
Equity Performance Awards are designed to closely align the interests of our named executive officers with those of our shareholders by directly linking long-term equity-based awards to the profitability of our investments. Unlike time-based equity grants, Equity Performance Awards are earned only when rigorous, multi-year performance thresholds are achieved, which ensures that our named executive officers are rewarded for sustained business performance rather than short-term share price movements. Equity Performance Awards remain fully at risk for the life of each investment, which typically extends well beyond the vesting periods common in conventional performance-based compensation awards.
Equity Performance Awards are allocated by Mr. Legorreta, following consultation with the Management Development and Compensation Committee, based on portfolios consisting of investments made over a two-year period (each, a “Portfolio”). At the beginning of 2020, 2022 and 2024, each named executive officer received Equity Performance Awards which represent a percentage interest in the applicable Portfolio. The fourth Portfolio commenced on January 1, 2026 and will end on December 31, 2027. See “Certain Relationships and Related Party Transactions—Equity Performance Awards.” Because Equity Performance Awards in a Portfolio are allocated before we make any investments in that Portfolio, we consider Equity Performance Awards to have a grant-date fair value of zero.

To ensure that Equity Performance Awards are not paid on a profitable Portfolio even though our investments are not profitable in the aggregate, on any quarterly distribution date, the Equity Performance Awards payable are subject to each of the following three tests:
Test One: Cumulative Net Economic Profit for such Portfolio for all periods prior to the relevant quarterly determination date is positive. Cumulative Net Economic Profit is positive if the aggregate cash receipts for all investments in a Portfolio for all prior periods is greater than the Total Expenses allocated to such Portfolio for all prior periods.
Test Two: The aggregate projected cash receipts, as determined on a basis consistent with the effective interest method used in our GAAP financial statements, for all investments in such Portfolio for all periods commencing after such quarterly determination date are equal to or greater than one hundred and thirty-five percent (135%) of the projected Total Expenses for all investments in such Portfolio through the expected termination dates of all investments in such Portfolio.

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COMPENSATION DISCUSSION AND ANALYSIS

Test Three: The aggregate projected cash receipts, as determined on a basis consistent with the effective interest method used in our GAAP financial statements, for all investments in all Portfolios for all periods commencing after such quarterly determination date are equal to or greater than one hundred and thirty-five percent (135%) of the projected Total Expenses for all of the Portfolios through the termination or disposition dates of all investments in all of the Portfolios.
The performance conditions applicable to Equity Performance Awards are designed to reduce the risk that incentive awards are paid when either an individual Portfolio is not performing well or our overall portfolio of investments is not projected to perform well. These conditions are structured to ensure that Equity Performance Awards are payable only when our investments, in the aggregate, are profitable, rather than based on the performance of individual investments. This structure promotes alignment between executives and investment outcomes, discourages undue risk-taking and reinforces a long-term, holistic focus on value creation.
Equity Performance Awards remain the core element of Royalty Pharma’s equity-linked and performance-driven incentive strategy. Key features that promote this alignment with shareholders and a sustained performance orientation include:
•	Meaningful Component of Pay: Equity Performance Awards, which are long-term, variable and performance-based, constitute the largest portion of our named executive officers’ incentives.
•	Performance-Driven and At-Risk: The value of Equity Performance Awards is determined by the profitability of investments in each Portfolio and remain at-risk through the entire life of each Portfolio.
•
Shared Economic Interest: Our named executive officers have a material economic interest in all investments within each Portfolio, which fosters accountability and a disciplined capital allocation approach.

•	Delivered in Shares: Equity Performance Awards are paid in our Class A ordinary shares, which further aligns executive equity awards with long-term shareholder returns.
Base Salary
Our Management Development and Compensation Committee believes that the cash base salaries of our named executive officers should reflect each named executive’s role, responsibilities, experience and anticipated contributions to our ongoing initiatives and long-term success. While cash base salaries are an important component of total compensation, the Management Development and Compensation Committee does not expect it to represent the most significant portion of any named executive officer’s total compensation. Rather, cash base salaries are intended to attract and retain highly qualified executives and to provide a stable level of annual cash compensation.
In connection with the Internalization, we entered into employment agreements with each of our named executive officers that provide for an annualized cash base salary payable by the Company for the period from the closing of the Internalization through December 31, 2025 as set forth in the table below. Our Management Development and Compensation Committee reviews base salaries at least annually and may adjust them based on individual performance, scope of responsibilities, market competitiveness and our performance.

Name and Principal Position	Salary ($)
Pablo Legorreta Chief Executive Officer	1,500,000
Terrance Coyne Executive Vice President & Chief Financial Officer	1,323,000
Christopher Hite Executive Vice President & Vice Chairman	1,323,000
George Lloyd(1) Senior Advisor; former Executive Vice President, Investments & Chief Legal Officer	1,323,000
Marshall Urist, M.D., Ph.D. Executive Vice President, Research and Investments	1,323,000

(1)
Effective December 31, 2025, Mr. Lloyd transitioned from his role as Executive Vice President, Investments & Chief Legal Officer to Senior Advisor and Mr. Lloyd ceased serving as a named executive officer.

Prior to the completion of the Internalization on May 16, 2025, our former external manager paid the cash base salaries of each of our named executive officers, other than Mr. Legorreta, as reflected in the Summary Compensation Table for the years ended December 31, 2024 and 2023.

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COMPENSATION DISCUSSION AND ANALYSIS

Annual Bonus
In 2025 and 2024, none of our named executive officers received an annual cash bonus because they were entitled to profits of our former external manager. Prior to 2024, each of our named executive officers other than Mr. Legorreta participated in our former external manager’s annual cash bonus program, pursuant to which annual cash bonus amounts were determined by our former external manager.
Role of Compensation Consultant
In 2025, the Management Development and Compensation Committee engaged Semler Brossy Consulting Group, LLC (“Semler Brossy”) as its independent compensation consultant. The Management Development and Compensation Committee considers the advice and analysis provided by Semler Brossy in connection with its deliberations regarding executive compensation matters and retains sole authority to retain or terminate its compensation consultant and to approve the terms of engagement, including fees.
Services provided by Semler Brossy to the Management Development and Compensation Committee during 2025 included: advising on executive compensation arrangements in connection with the Internalization, as well as providing market insights and perspectives on other executive compensation matters. Semler Brossy did not provide any other services to Royalty Pharma during 2025.
The Management Development and Compensation Committee has determined Semler Brossy is independent from management and that its engagement did not present any conflicts of interest. From time to time, the Management Development and Compensation Committee may engage additional independent consultants or advisors in connection with its compensation oversight responsibilities.
Biopharmaceutical and Capital Allocator Peer Groups
Our business is at the intersection of the biopharmaceutical and capital allocation sectors. While our investments in biopharmaceutical royalties share characteristics with alternative investment strategies employed by capital allocators, our unique model also requires deep biopharmaceutical industry expertise.
The Management Development and Compensation Committee identified a peer group designed to reflect the combined influence of these two industries on our approach to talent management. Given the high-margin nature of our business, the peer group was established using profitability as the core sizing metric.

Biopharmaceutical Peer Group (13)
• Eli Lilly (LLY) • Johnson&Johnson (JNJ) • Merck & Co. (MRK) • Pfizer (PFE)	• AbbVie (ABBV) • Bristol-Myers Squibb (BMY) • Amgen (AMGN) • Gilead (GILD)	• Biogen (BIIB) • Vertex Pharmaceuticals (VRTX) • Incyte (INCY) • Regeneron (REGN)	• BioMarin (BMRN)

Capital Allocator Peer Group (7)
• Blackstone (BX) • TPG (TPG)	• Carlyle (CG) • KKR (KKR)	• Apollo (APO) • Blue Owl (OWL)	• Ares (ARES)

In 2025, as part of its annual review of the compensation peer group, the Management Development and Compensation Committee added TPG Inc., KKR & Co. Inc. and Blue Owl Capital Inc. to its Capital Allocator Peer Group, each of which is a publicly traded capital allocator that the Management Development and Compensation Committee believes are more closely aligned with our business model. The Management Development and Compensation Committee also removed from the Capital Allocator Peer Group, Lazard Ltd. and Jefferies Financial Group Inc., which are primarily focused on investment banking and capital markets activities, Invesco Ltd. and T. Rowe Price Group, Inc., which are traditional public markets asset managers, and Affiliated Managers Group, Inc., whose business model differs meaningfully from ours. The Management Development and Compensation Committee will continue to review the composition of the peer group periodically to ensure that it remains aligned with our size, complexity, strategy and competitive positioning.

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COMPENSATION DISCUSSION AND ANALYSIS

2025 Equity Incentive Plan
In connection with the Internalization and to facilitate the implementation of an equity-based incentive compensation program for eligible employees and other service providers, including our named executive officers, we adopted the 2025 EIP, which was approved by our shareholders at our 2025 Annual General Meeting. None of the individuals serving as our named executive officers for the fiscal year ended December 31, 2025 received any equity-based awards under the 2025 EIP during 2025; however, they are eligible to participate in the 2025 EIP.
The 2025 EIP provides for grants of options, share appreciation rights, restricted shares, restricted share units, performance awards and other share-based and cash-based awards equity awards to eligible employees, consultants and other individual service providers (other than our non-employee directors who are eligible to receive grants under the Director Plan). The basis of participation in the 2025 EIP is the Management Development and Compensation Committee’s decision, in its sole discretion.
The number of Class A ordinary shares under the 2025 EIP authorized for future issuance is equal to a maximum of 2,000,000 Class A ordinary shares (subject to adjustment in the event of certain corporate events as described in the 2025 EIP). If any award granted under the 2025 EIP is cancelled, expires, terminates, or otherwise lapses or is settled in cash, in whole or in part, without the delivery of Class A ordinary shares, then such Class A ordinary shares covered by the award will again be available for issuance under the 2025 EIP, including Class A ordinary shares withheld in payment of taxes related to any award granted under the 2025 Plan and Class A ordinary shares tendered or withheld in payment of an exercise or purchase price with respect to options granted under the 2025 Plan. Unless earlier terminated or the maximum number of shares available for issuance under the 2025 EIP have been issued, the 2025 EIP shall terminate on the tenth anniversary of May 12, 2025 in accordance with its terms.
Equity Grant Timing Practices
It is our practice to grant substantially all annual equity awards on pre-established dates, which are scheduled by the Management Development and Compensation Committee well in advance, typically more than one year prior to the applicable grant date. The Management Development and Compensation Committee approves the issuance of all equity awards for our named executive officers.
We do not grant equity awards in anticipation of, or in connection with, the release of material, non-public information, nor do we time the release of material, non-public information to affect the value of equity awards. The Management Development and Compensation Committee also does not take material, non-public information into account when determining the timing, terms or size of equity awards. These practices are intended to reinforce our integrity and align executive compensation with long-term shareholder value creation.
Robust Clawback Policy and Financial Restatement Compensation Recoupment Policy
Accountability is a fundamental value of Royalty Pharma. To reinforce this principle, our executive officers are subject to a strong compensation recovery clawback policy (the “Clawback Policy”). Under the Clawback Policy, our Management Development and Compensation Committee may seek to recover payments of compensation made to an executive officer in the event of a material breach by an executive officer of covenants in agreements between us and such executive officer or as a result of such executive officer’s misconduct that harms the business or reputation of Royalty Pharma.
Our Clawback Policy is available on our website at www.royaltypharma.com under “Investors—Corporate governance.”
In addition, we have adopted a Financial Statement Compensation Recoupment Policy to comply with Nasdaq listing standards in accordance with SEC Rule 10D-1, which provides for the mandatory recovery of certain incentive-based compensation in the event of a qualifying financial restatement.
Internalization Shares
As part of the Internalization, our named executive officers received Transaction consideration in the form of Internalizations Shares in exchange for their interest in the profits of our external manager. The Internalization Shares generally vest over five to nine years from the closing of the Internalization. This long vesting period applicable to the Transaction consideration aligns the long-term interests of our named executive officers with our shareholders, supports management continuity and further institutionalizes Royalty Pharma’s ownership culture.

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COMPENSATION DISCUSSION AND ANALYSIS

The table below sets forth the number of Internalization Shares that each of our named executive officers received as Transaction consideration in connection with the Internalization during 2025:

Name and Principal Position	Internalization Shares
Pablo Legorreta Chief Executive Officer	13,356,742
Terrance Coyne Executive Vice President & Chief Financial Officer	1,807,277
Christopher Hite Executive Vice President & Vice Chairman	1,238,789
George Lloyd(1) Senior Advisor; former Executive Vice President, Investments and Chief Legal Officer	1,944,471
Marshall Urist, M.D., Ph.D. Executive Vice President, Research and Investments	1,356,528

(1)
Effective December 31, 2025, Mr. Lloyd transitioned from his role as Executive Vice President, Investments & Chief Legal Officer to Senior Advisor and Mr. Lloyd ceased serving as a named executive officer.

Robust Executive Share Ownership and Guidelines
Our named executive officers and certain other senior executives are required to maintain meaningful equity ownership in Royalty Pharma. These share ownership requirements reflect the Management Development and Compensation Committee’s belief that senior executives should have a significant personal financial stake in Royalty Pharma to reinforce a long-term perspective in managing our business and to align executive and shareholder interests. By tying a meaningful portion of executives’ personal wealth to the performance of our equity, these requirements also help discourage excessive short-term risk-taking.
As of April 6, 2026, our executive officers collectively own 18.6% of our outstanding ordinary shares. We believe this level of insider ownership exceeds that of more than 95% of companies in the S&P indices and creates strong alignment between our shareholders and our executive officers, directors and their related entities.
To further reinforce this alignment, our Board has adopted Executive Share Ownership Guidelines establish minimum ownership expectations based on an executive’s role and compensation. Under these guidelines, the following individuals are expected to own equity in Royalty Pharma with the aggregate market values set forth below:

Individual(s)	Guideline	Value ($)
CEO	Greater of 5x base salary or 1,000,000 shares	38,640,000(1)
Other Named Executive Officers	3x base salary	3,969,000(2)

(1)	Valued using our closing share price of $38.64 on December 31, 2025.
(2)	Based on each other named executive officer’s cash base salary for the year ended December 31, 2025.
Our named executive officers are expected to achieve compliance with these ownership guidelines by the fifth anniversary of the executive’s hire or promotion date. Thereafter, our named executive officers are required to certify their compliance with these ownership guidelines at least annually. Shares subject to time-based vesting requirements, including the Internalization Shares, count toward satisfaction of these ownership guidelines. Shares that are pledged as collateral do not count towards satisfaction of the ownership requirements. As of December 31, 2025, each of our named executive officers was in compliance with the Executive Share Ownership Guidelines.
Our Executive Share Ownership Guidelines are available on our website at www.royaltypharma.com under “Investors—Corporate governance.”

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COMPENSATION DISCUSSION AND ANALYSIS

Named Executive Officer’s Significant Share Ownership
Our named executive officers maintain substantial equity ownership in Royalty Pharma, which reinforces alignment between management’s interests and the long-term interests of our shareholders. The following table sets forth the number of Shares owned by each of our named executive officers as of December 31, 2025:

Name and Principal Position	Number of Shares(1)
Pablo Legorreta Chief Executive Officer	91,397,732
Terrance Coyne Executive Vice President & Chief Financial Officer	8,876,017
Christopher Hite Executive Vice President & Vice Chairman	2,833,709
George Lloyd(2) Senior Advisor; former Executive Vice President, Investments and Chief Legal Officer	10,251,706
Marshall Urist, M.D., Ph.D. Executive Vice President, Research and Investments	3,957,066

(1)
For purposes of our Executive Officer Share Ownership Policy, ownership includes any class of the Company’s equity securities held directly or indirectly by the executive officer or by or for the benefit of his or her immediate family members, including Shares that vest solely upon the passage of time, which includes the Internalization Shares.

(2)
Effective December 31, 2025, Mr. Lloyd transitioned from his role as Executive Vice President, Investments & Chief Legal Officer to Senior Advisor and Mr. Lloyd ceased serving as a named executive officer.

Policy Restricting Pledging
Our Board believes that a strong culture of ownership and long-term value creation is best achieved when the interests of our directors and executive officers are aligned with those of our shareholders. While the pledging of shares as collateral for personal loans can present risks, including the potential for a forced sale of our Class A ordinary shares, the Board has determined that a blanket prohibition on the pledging could have unintended consequences, including incentivizing directors and executive officers to sell shares to obtain liquidity, thereby reducing their long-term equity ownership and alignment with Royalty Pharma.
The Board further believes that the significant equity ownership held by our directors and executive officers, and the resulting alignment with our public shareholders, is a distinguishing characteristic of Royalty Pharma that should be preserved. In 2024, following substantial shareholder engagement and careful consideration of these competing considerations, the Board enhanced its Policy Restricting Pledging to mitigate risk while continuing to promote meaningful long-term ownership.
To reduce the risk of forced sales following a decline in the market price of our Class A ordinary shares, our Policy Restricting Pledging imposes limits on both the amount of debt that can be secured by pledged shares and the number of trading days any pledged position would take to “unwind.” Pursuant to our updated Policy Restricting Pledging:
•	Named Executive Officers, including the Chief Executive Officer, and directors may not pledge more than 50% of their shares;
•	Any loans incurred may not exceed 50% of the value of the shares pledged;
•	The Chief Executive Officer and directors may not pledge a number of shares in excess of four days average daily trading volume (“ADTV”); and
•	Named Executive Officers, other than the Chief Executive Officer, may not pledge a number of shares in excess of two days of ADTV.
All pledging arrangements are subject to review by the Audit Committee, which may evaluate the associated risks to Royalty Pharma and its shareholders and report its findings to the Board. The Policy Restricting Pledging also requires that all pledging arrangements comply with, and be precleared under, Royalty Pharma’s Insider Trading Policy. The Audit Committee may engage outside advisors in connection with its oversight responsibilities.
To support ongoing risk oversight, the Audit Committee receives reports regarding pledging arrangements at least quarterly. After examining these reports, the Audit Committee was satisfied that this monitoring is effective and confirmed that our directors and executive officers who have pledged shares are, and have been, in compliance with the Policy Restricting Pledging.

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COMPENSATION DISCUSSION AND ANALYSIS

Additional information regarding pledged shares is included under “Policy Restricting Pledging” and “Security Ownership of Certain Beneficial Owners” in the Corporate Governance section. These disclosure reflect the total number of shares pledged; however, the actual amount of indebtedness secured by such securities remain subject to the limitations described above.
Management Development and Compensation Committee Report
The Management Development and Compensation Committee of the Board has reviewed and discussed the Compensation Discussion and Analysis with management and, based on such review and discussions, the Management Development and Compensation Committee has recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference into our Annual Report on Form 10-K for the year ended December 31, 2025.
This report is provided by the following independent directors, who comprise the Management Development and Compensation Committee.
David Hodgson (Chair)
Bonnie Bassler, Ph.D.
Vlad Coric, M.D.
Elizabeth Weatherman

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COMPENSATION DISCUSSION AND ANALYSIS

Summary Compensation Table
The following table summarizes the total compensation awarded to, earned by or paid to each of our named executive officers for the fiscal year ended December 31, 2025, as well as for the prior two fiscal years during which such individuals served as named executive officers.
As described above, on May 16, 2025, we completed the Internalization and evolved from an externally managed structure into an integrated company with our named executive officers becoming our employees.
Prior to the Internalization, our former external manager managed our business, sourced and evaluated royalty acquisitions and employed our named executive officers. Our named executive officers were compensated by our former external manager through cash base salary, cash bonus or profits of our former external manager and we did not reimburse our former external manager for this compensation or participate in compensation decisions. Additionally, our named executive officers received Equity Performance Awards allocated by Mr. Legorreta.
Prior to 2024, Mr. Legorreta was the sole owner of our former external manager and entitled to all of its profits, which consisted of the management fee from Royalty Pharma less our former external manager’s expenses, including employee compensation and other operating costs. In early 2024, to institutionalize management and establish a framework for long-term succession and management continuity, certain members of management, including our named executive officers (other than Mr. Legorreta), were granted equity interests in our former external manager and became entitled to participate in its profits. The profits of our former external manager are reflected in the table below entitled “Profits of Our Former External Manager.”
Following the Internalization, our named executive officers became our employees, and their cash base salary is determined by the Management Development and Compensation Committee, while the allocation of Equity Performance Awards is determined by Mr. Legorreta following consultation with the Management Development and Compensation Committee.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)(3)	All Other Compensation ($)(4)	Total ($)
Pablo Legorreta Chief Executive Officer	2025	937,500	—	—	—	937,500
	2024	See below under “Profits of our Former External Manager”
	2023
Terrance Coyne Executive Vice President & Chief Financial Officer	2025	1,323,000	—	—	—	1,323,000
	2024	1,260,000	—	—	—	1,260,000
	2023	1,200,000	3,360,000	—	—	4,560,000
Christopher Hite Executive Vice President & Vice Chairman	2025	1,323,000	—	—	—	1,323,000
	2024	1,260,000	—	—	—	1,260,000
	2023	1,200,000	3,360,000	—	—	4,560,000
George Lloyd(5) Senior Advisor; former Executive Vice President, Chief Legal Officer & Investments	2025	1,323,000	—	—	—	1,323,000
	2024	1,260,000	—	—	—	1,260,000
	2023	1,200,000	3,360,000	—	—	4,560,000
Marshall Urist, M.D., Ph.D. Executive Vice President, Research & Investments	2025	1,323,000	—	—	—	1,323,000
	2024	1,260,000	—	—	—	1,260,000
	2023	1,200,000	3,360,000	—	—	4,560,000

(1)
For 2025, reflects cash base salary paid by us to each named executive officer for services performed following the consummation of the Internalization and cash base salary paid by our former external manager to each named executive officer for services performed prior to the Internalization, other than Mr. Legorreta, who did not receive employee compensation prior to the Internalization. For 2024 and 2023, reflects cash base salary paid by our former external manager to each named executive officer for services performed, other than Mr. Legorreta, who did not receive employee compensation. As result of their ownership interests in our former external manager, each named executive officer received a share of the profits of our former external manager prior to the Internalization as described in more detail under “Profits of Our Former External Manager” below.

(2)	For 2023, reflects discretionary annual cash bonuses paid by our former external manager.
(3)
Neither the Company nor our former external manager granted any share awards to any of our named executive officers in 2025, 2024 or 2023. In 2024, each of our named executive officers received Equity Performance Awards. Each Equity Performance Award amounts to an allocation in the Net Economic Profits to be realized on royalties acquired by RPH as described in “Compensation Discussion and Analysis” above. We consider these awards to have a fair

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COMPENSATION DISCUSSION AND ANALYSIS

value on the grant date of zero and consequently we have not included any amount of compensation for awards granted in this Summary Compensation Table disclosure. The actual amount realized by our named executive officers in respect of the Equity Performance Awards upon settlement is reported in the Options Exercised and Stock Vested Table for the year of settlement of such awards below. For additional details regarding Equity Performance Awards, see “Equity Performance Awards” above.
(4)
In 2024, each of our named executive officers other than Mr. Legorreta were granted equity interests in our former external manager, which entitled the holder to certain profits of our former external manager. We considered these equity interest to have a fair value on the grant date of zero and consequently we have not included any amount of compensation for these equity interests in this Summary Compensation Table disclosure. See “Profits of Our Former External Manager” below.

(5)
Effective December 31, 2025, Mr. Lloyd transitioned from his role as Executive Vice President, Investments & Chief Legal Officer to Senior Advisor and Mr. Lloyd ceased serving as a named executive officer.

Profits of Our Former External Manager
Prior to 2024, Mr. Legorreta was the sole owner of our former external manager and entitled to all of its profits, which consisted of the management fee from Royalty Pharma less our former external manager’s expenses, including employee compensation and other operating costs. In early 2024, to institutionalize management and establish a framework for long-term succession and management continuity, certain members of management, including our named executive officers (other than Mr. Legorreta), were granted equity interests in our former external manager and became entitled to a share of its profits.
The allocation of profits of our former external manager among our named executive officers for the periods prior to the Internalization on May 16, 2025, is shown in the table below.

Name and Principal Position	Year	Recurring ($)(1)	MorphoSys or Biohaven Related Accelerated Payments ($)(2)	Total ($)
Pablo Legorreta Chief Executive Officer	2025	9,895,916	33,185,926	43,081,842
	2024	31,190,909	—	31,190,909
	2023	50,712,077	34,125,000	84,837,077
Terrance Coyne Executive Vice President & Chief Financial Officer	2025	1,782,183	—	1,782,183
	2024	3,528,000	—	3,528,000
Christopher Hite Executive Vice President & Vice Chairman	2025	1,782,183	—	1,782,183
	2024	3,528,000	—	3,528,000
George Lloyd(3) Senior Advisor; former Executive Vice President, Chief Legal Officer & Investments	2025	1,782,183	—	1,782,183
	2024	3,528,000	—	3,528,000
Marshall Urist, M.D., Ph.D. Executive Vice President, Research & Investments	2025	1,782,183	—	1,782,183
	2024	3,528,000	—	3,528,000

(1)
As a result of their ownership interests in our former external manager, each named executive officer was entitled to a share of our former external manager’s profits, which consisted of the management fee from Royalty Pharma less our former external manager’s expenses, including employee compensation and other operating costs prior to the Internalization. In 2025, each of our named executive officers also received an allocable portion of the cash consideration delivered in connection with the Internalization due to their ownership interest in our former external manager, as described further under “Certain Relationships and Related Party Transactions—Internalization.”

(2)
For 2025, related to the January 2025 sale of the MorphoSys Development Funding Bonds for approximately $511 million. For 2023, related to a $475.0 million milestone payment received following the U.S. Food and Drug Administration’s approval of Zavzpret in March 2023 and a one-time $50.0 million payment from Pfizer related to the oral formulation of zavegepant.

(3)
Effective December 31, 2025, Mr. Lloyd transitioned from his role as Executive Vice President, Investments & Chief Legal Officer to Senior Advisor and Mr. Lloyd ceased serving as a named executive officer.

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COMPENSATION DISCUSSION AND ANALYSIS

Grants of Plan-Based Awards
We did not make any grants of cash incentive plan awards in 2025, 2024 or 2023.
No share awards were granted to our named executive officers in 2025, 2024 or 2023, except for the grant of Equity Performance Awards in 2024, 2022 and 2020 and the grant of Class B Units of our former external manager to our named executive officers other than Mr. Legorreta in 2024. These awards are considered to have a fair value of zero as of the date of grant.
Outstanding Equity Awards at 2025 Fiscal Year-End
The following table provides information on outstanding equity awards held by each of our named executive officers as of December 31, 2025. In order to fully reflect the outstanding “at-risk” equity held by our named executive officers, the below also reflects the Internalization Shares held by each of our named executive officers as of December 31, 2025.

	Internalization Shares		Equity Performance Awards
Name	Number of Internalization Shares that have not vested (#)(1)	Market Value of Securities Underlying Outstanding Internalization Shares(2) ($)	Market Value of Securities Underlying Outstanding Equity Performance Awards(3) ($)
Pablo Legorreta	11,798,458	455,892,417	454,022,128
Terrance Coyne	1,610,300	62,221,992	88,285,700
Christopher Hite	1,108,137	42,818,414	88,285,700
George Lloyd(4)	1,731,485	66,904,580	88,285,700
Marshall Urist, M.D., Ph.D.	1,212,135	46,836,896	77,062,485

(1)
Represents unvested Internalization Shares as of December 31, 2025. Internalization Shares vest in installments over a 5-year or 9-year period from the date of the Internalization according to their vesting schedule.

(2)
Calculated by multiplying the number of unvested Internalization Shares held by the named executive officer by the closing price of our Class A ordinary shares on December 31, 2025, which was $38.64 per share.

(3)	Represents an estimate of the aggregate net present value as of December 31, 2025 of each named executive officer’s Equity Performance Awards as described under “Equity Performance Awards.”

For illustrative purposes, if Equity Performance Awards had become payable and were settled as of December 31, 2025, the aggregate number of Class A ordinary shares that would have been delivered to each named executive officers would have been as follows: for Mr. Legorreta, 11,750,055 shares; for Mr. Coyne, 2,284,827 shares; for Mr. Hite, 2,284,827 shares; for Mr. Lloyd, 2,284,827 shares; and for Dr. Urist, 1,994,371 shares.

The actual number of shares acquired on vesting by our named executive officers upon settlement of the Equity Performance Awards will be reported in the Options Exercised and Shares Vested Table for the year of settlement of such awards. For additional details regarding Equity Performance Awards, see “Equity Performance Awards” above.

(4)
Effective December 31, 2025, Mr. Lloyd transitioned from his role as Executive Vice President, Investments & Chief Legal Officer to Senior Advisor and Mr. Lloyd ceased serving as a named executive officer.

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COMPENSATION DISCUSSION AND ANALYSIS

Option Exercises and Shares Vested in 2025
The table below reflects the Internalization Shares and Equity Performance Awards that vested during the year ended December 31, 2025.

	Internalization Shares		Equity Performance Awards
Name and Principal Position	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)
Pablo Legorreta	1,558,284	56,975,315(3)	346,812	11,835,131
Terrance Coyne	196,977	7,093,559	58,510	1,996,689
Christopher Hite	130,652	4,668,527	58,510	1,996,689
George Lloyd(4)	212,986	7,678,893	58,510	1,996,689
Marshall Urist, M.D., Ph.D.	144,393	5,170,937	43,882	1,497,500

(1)
Calculated by multiplying the number of Internalization Shares that vested on each vesting date in 2025 by the closing price of our Class A ordinary shares on that date. The value realized amounts are calculated in accordance with the rules and regulations of the SEC and may not reflect the amounts ultimately realized by the named executive officer. In 2025, each of our named executive officers also received an allocable portion of the cash consideration delivered in connection with the Internalization based on their ownership interest in our former external manager, as described under “Certain Relationships and Related Party Transactions—Internalization.”

(2)
Equity Performance Awards are earned only upon the achievement of rigorous, multi-year performance thresholds. The amounts reflected in the table above represent the realization of Equity Performance Awards attributable to investments made multiple years in advance of 2025. The Equity Performance Awards were settled in the form of Class A ordinary shares (as set forth in the table above) and in cash in order to cover applicable income tax obligations incurred by the named executive officers in connection therewith. The value of the shares delivered upon settlement of the Equity Performance Awards during 2025 is reflected in the table above and was calculated by multiplying the number of Class A ordinary shares acquired on each settlement date in 2025 by the closing price of our Class A ordinary shares on that date. The value of the portion of the Equity Performance Awards that was settled in cash to cover income tax obligations incurred by the named executive officers (which is not reflected in the table above) is as follows: $20,191,366 for Mr. Legorreta; $3,406,287 for Mr. Coyne, $3,406,288 for Mr. Hite and Mr. Lloyd; and $2,554,792 for Dr. Urist. The value realized amounts are calculated in accordance with the rules and regulations of the SEC and may not reflect the amounts ultimately realized by the named executive officer. For additional details regarding Equity Performance Awards, see “Equity Performance Awards” above.

(3)
Mr. Legorreta is shown as having realized $56,976,315 in value as a result of the vesting of a portion of the Internalization Shares. As described under “Certain Relationships and Related Party Transactions—Internalization,” the Internalization Shares issued to Mr. Legorreta were in exchange for fully vested equity he previously owned as the founder of our former external manager. Mr. Legorreta agreed that his Internalization Shares would be subject to vesting over five years to show his commitment to Royalty Pharma, to enhance the partnership culture at Royalty Pharma and to further align with long-term shareholder returns. The vesting of Mr. Legorreta’s Internalization Shares are shown in the table above even though they were received in exchange for fully vested equity in our former external manager.

(4)
Effective December 31, 2025, Mr. Lloyd transitioned from his role as Executive Vice President, Investments & Chief Legal Officer to Senior Advisor and Mr. Lloyd ceased serving as a named executive officer.

Pension Benefits
We do not provide pension benefits to our named executive officers.
Nonqualified Deferred Compensation
We do not maintain any nonqualified defined contribution or deferred compensation plans for our named executive officers.
Potential Payments upon Termination or Change in Control
Our named executive officers are not entitled to any additional payments or benefits upon termination of employment, change in control, retirement, death or disability, except as described below with respect to Equity Performance Awards and the severance provisions in their employment offer letters entered into in connection with the Internalization.
Employment Offer Letters
In connection with the Internalization, we entered into employment offer letters with each of our named executive officers that provide for severance payments and benefits upon a qualifying termination of employment. Specifically, in the event of a termination without “cause” or resignation for “good reason” (each as defined in the applicable offer letter), the named executive officer will be entitled to receive, subject to execution of a release of claims and continued compliance with restrictive covenant obligations continued payment of their base salary for one year following termination.

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COMPENSATION DISCUSSION AND ANALYSIS

Equity Performance Awards
Equity Performance Awards are generally granted biennially. Equity Performance Awards will accelerate upon the executive’s death or disability. Vested Equity Performance Awards are forfeitable upon termination of employment in certain circumstances.
Internalization Shares
For our named executive officers other than Mr. Legorreta, in the event of a termination of employment without “cause”, resignation for “good reason”, or due to death or disability, all unvested Internalization Shares held by such individuals which would have vested within five years of the date of termination will fully vest and any remaining unvested Internalization Shares shall be forfeited for no consideration. With respect to Mr. Legorreta, in the event of his termination of employment without “cause”, resignation for “good reason”, or due to death or disability, his unvested Internalization Shares shall vest in full.
Potential Payment Amounts
Based on current cash base salaries and the closing price of our Class A ordinary shares as of December 31, 2025 of $38.64, the estimated value of these severance benefits for each named executive officer would be as follows: for Mr. Legorreta, salary continuation of $1,500,000 and accelerated vesting of Internalization Shares valued at $455,892,417 (based on 11,798,458 unvested shares), for a total of $457,392,417; for Mr. Coyne, salary continuation of $1,323,000 and accelerated vesting of Internalization Shares valued at $62,221,992 (based on 1,610,300 unvested shares), for a total of $63,544,992; for Mr. Hite, salary continuation of $1,323,000 and accelerated vesting of Internalization Shares valued at $42,818,414 (based on 1,108,137 unvested shares), for a total of $44,141,414; for Mr. Lloyd, salary continuation of $1,323,000 and accelerated vesting of Internalization Shares valued at $66,904,580 (based on 1,731,485 unvested shares), for a total of $68,227,580; and for Dr. Urist, salary continuation of $1,323,000 and accelerated vesting of Shares valued at $46,836,896 (based on 1,212,135 unvested shares), for a total of $48,159,896. The number of unvested Internalization Shares is shown in the “Outstanding Equity Awards at 2025 Fiscal Year-End” table above.
Non-Competition and Non-Solicitation Agreements
Each of our named executive officers is party to a non-competition and non-solicitation agreement with our former external manager under which he has agreed that for 18 months following termination of employment for any reason, he will not compete with our former external manager or solicit the services of any person who is then an employee of Royalty Pharma or solicit any investor or potential investor in Royalty Pharma. In addition, in connection with the Internalization, each of our named executive officers entered into a Restrictive Covenants Agreement containing 18-month post-closing non-competition and non-solicitation provisions, effective as of May 16, 2025.
Indemnification Agreements
We have entered into indemnification agreements (or deed poll indemnities) with each of our named executive officers and directors. These agreements provide for the indemnification of, and advancement of expenses to, these persons to the fullest extent permitted by law. See “Certain Relationships and Related Party Transactions—Indemnification of Directors and Officers.”
Tax and Accounting Considerations
We consider the impact of accounting implications and tax treatment of significant compensation decisions. As accounting standards and applicable tax laws change and develop, it is possible that we may consider revising certain features of executive compensation to align with our overall compensation philosophy. However, these tax and accounting considerations are only one aspect of determining executive compensation and are not expected to unduly influence compensation program design elements that are consistent with its overall compensation philosophy and objectives. Accordingly, we retain the discretion to design and implement compensation elements and programs that may not be tax deductible and/or that could have adverse accounting consequences.

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CEO PAY RATIO

CEO PAY RATIO
We are providing the ratio of the annual total compensation of our Chief Executive Officer to the median annual total compensation of all our employees (excluding the CEO) as required by Item 402(u) of Regulation S-K. We selected December 31, 2025 as the determination date for identifying our median employee. Our methodology for identifying the median employee included the following steps:
•	We included all employees (excluding our CEO) who were employed on December 31, 2025, regardless of location.
•
We used total compensation from our 2025 payroll records as the consistently applied compensation measure. Total compensation generally included an employee’s base salary, bonus and other cash compensation. Consistent with our Summary Compensation Table presentation, we excluded allocations of profits of our former external manager and Equity Performance Awards from this calculation.

•	We annualized compensation for our new hires and for those employees on unpaid leave for any period of time during any portion of the year.
•	We then sorted the total compensation for each employee (excluding our CEO) from lowest to highest and identified the employee who was paid the median 2025 annual total compensation amount.
Using this methodology, we identified our median employee, whose 2025 total compensation was $349,893. As disclosed above, our CEO’s 2025 total annualized compensation was $1,500,000. Based on this information, we estimate that our CEO to median employee pay ratio for 2025 was approximately 4 to 1.
As SEC rules permit companies to adopt various methodologies, apply certain exclusions and make reasonable estimates and assumptions in calculating their CEO pay ratio, our pay ratio may not be comparable to pay ratios reported by other companies due to differences in industries, business models, employee populations and calculation methodologies. This pay ratio is a reasonable estimate calculated in a manner consistent with SEC rules.

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PAY VERSUS PERFORMANCE

PAY VERSUS PERFORMANCE
The following table reports the compensation of our CEO who is our principal executive officer and the average compensation of the other named executive officers (“Non-CEO NEOs”) as reported in the “Summary Compensation Table” as well as their “compensation actually paid” as calculated pursuant to SEC rules and certain financial performance measures required by such rules.

Year	Summary Compensation Table Total for CEO ($)	Compensation Actually Paid to CEO ($)	Average Summary Compensation Table Total for Non-CEO NEOs ($)	Average Compensation Actually Paid to Non-CEO NEOs ($)	Value of Initial Fixed $100 Investment Based on:		Net Income ($ Millions)	Portfolio Receipts Change (%)	Supplemental Metrics
					TSR ($)	Peer Group TSR ($)			SG&A as % of Portfolio Receipts (%)	Adjusted EBITDA Margin (%)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)
2025	937,500 See above under “Profits of our Former External Manager”	82,508,112	1,323,000	18,609,896	85.11	206.25	1,324	16	8.9	91.1
2024		191,320,173	1,260,000	37,989,694	57.12	169.75	1,331	(8)	8.4	91.6
2023		26,793,427	4,560,000	11,235,243	60.60	152.01	1,700	9	8.0	92.0
2022		45,763,879	4,350,000	11,908,830	81.84	141.19	230	31	8.0	92.0
2021		57,044,154	3,839,063	12,269,171	80.98	127.61	1,241	18	8.7	91.3

On May 16, 2025, we completed the Internalization and evolved from an externally managed structure into an integrated company. Our CEO, Mr. Legorreta, and the other named executive officers became our employees.
Column (b). Prior to the Internalization, Mr. Legorreta was the sole owner of our former external manager and entitled to all of its profits. See “Profits of our Former External Manager” above for a discussion of the compensation of our CEO, Mr. Legorreta, for the respective years shown and for profits of our former external manager to which Mr. Legorreta was entitled. Amounts shown in column (b) do not include the following profits of our former external manager received by Mr. Legorreta: $43,081,842, $31,190,909, $84,837,077, $93,478,402 and $49,513,461 for 2025, 2024, 2023, 2022 and 2021, respectively.
Column (c). “Compensation actually paid” to our CEO reflects the amounts in column (b), adjusted as set forth in the table below, as determined in accordance with SEC rules. The dollar amounts reflected in column (c) of the table above do not reflect the actual amount of compensation earned by or paid to our CEO during the applicable year. Further, the increase in the dollar amounts between columns (b) and (c) in the table above represents the year-over-year changes in the aggregate net present value (“NPV”) of outstanding Equity Performance Awards. For additional information regarding Equity Performance Awards, see “Equity Performance Awards” above.

Year	2021 ($)	2022 ($)	2023 ($)	2024 ($)	2025 ($)
SCT Total Compensation	See above under “Profits of our Former External Manager”				937,500
Plus: Year-End NPV of Outstanding Equity Performance Awards Granted in the Covered Year	—	9,966,920	—	24,604,313	—
Plus: Change in NPV of Outstanding Equity Performance Awards Granted in Prior Years			30,769,666	68,967,377	53,611,418
Plus: Change in NPV of Equity Performance Awards Granted in Prior Years which Became Payable in the Covered Year	57,044,154	35,796,959	(3,976,239)	97,748,483	27,959,194
Less: Prior Year NPV of Equity Performance Awards Forfeited in the Covered Year	—	—	—	—	—
Compensation Actually Paid	57,044,154	45,763,879	26,793,427	191,320,173	82,508,112

As we consider Equity Performance Awards to have a fair value of zero as of the date of grant, no adjustments were necessary to deduct the grant date fair value of Equity Performance Awards from the Total Compensation reported in the Summary Compensation Table for any applicable year. There were no Equity Performance Awards which were granted and became payable in the same year and no dividends or other earnings paid on Equity Performance Awards in the covered fiscal year prior to the vesting date that are not otherwise included in the total compensation for the covered fiscal year. In addition, as our CEO does not receive pension benefits, no adjustments were required with respect thereto.

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PAY VERSUS PERFORMANCE

Column (d). The following Non-CEO named executive officers are included in the average figures shown:
2021, 2022, 2023, 2024 and 2025: Terrance Coyne, Christopher Hite, George Lloyd and Marshall Urist, M.D., Ph.D. Effective December 31, 2025, Mr. Lloyd transitioned from his role as Executive Vice President, Investments & Chief Legal Officer to Senior Advisor.
See “Profits of our Former External Manager” above for profits of our former external manager received by our Non-CEO NEOs in each year. The amounts shown in column (d) do not include profits of our former external manager of $1,782,183, $1,260,000, $1,200,000, $1,150,000 and $1,050,000 for 2025, 2024, 2023, 2022 and 2021, respectively.
Column (e). Average “compensation actually paid” for our Non-CEO NEOs reflects the amounts in column (d) of the table above, adjusted as set forth in the table below, as determined in accordance with SEC rules. See “Profits of our Former External Manager” above for profits of former external manager received by each of our Non-CEO NEOs. Amounts shown in column (e) do not include profits of our former external manager of $1,782,183, $1,260,000, $1,200,000, $1,150,000 and $1,050,000 for 2025, 2024, 2023, 2022 and 2021, respectively. The dollar amounts reflected in column (e) of the table above do not reflect the actual amount of compensation earned by or paid to our Non-CEO NEOs during the applicable year. Further, the increase in the dollar amounts between columns (d) and (e) in the table above represents the year over year changes in the average salaries, bonuses, aggregate net present value (“NPV”) of Equity Performance Awards. For additional information regarding Equity Performance Awards, see “Equity Performance Awards” above.

Year	2021 Average ($)	2022 Average ($)	2023 Average ($)	2024 Average ($)	2025 Average ($)
SCT Total Compensation	3,839,063	4,350,000	4,560,000	1,260,000	1,323,000
Plus: Year-End NPV of Outstanding Equity Performance Awards Granted in the Covered Year	—	1,878,336	—	5,976,000	—
Plus: Change in NPV of Outstanding Equity Performance Awards Granted in Prior Years		—	7,379,979	15,293,685	12,864,839
Plus: Change in NPV of Equity Performance Awards Granted in Prior Years which Became Payable in the Covered Year	8,430,108	5,680,494	(704,736)	15,460,009	4,422,057
Less: Prior Year NPV of Equity Performance Awards Forfeited in the Covered Year	—	—	—	—	—
Compensation Actually Paid	12,269,171	11,908,830	11,235,243	37,989,694	18,609,896

The same adjustment methodology and assumptions described above for the CEO apply to Non-CEO NEOs.
Column (f). Represents our cumulative total shareholder return (“TSR”) for the measurement periods beginning on the first trading day of 2021 and ending on December 31 of each respective year.
Column (g). Represents the cumulative TSR of our Biopharmaceutical and Capital Allocator Peer Groups as described above in “Compensation Discussion and Analysis” for the measurement periods beginning on the first trading day of 2021 and ending on December 31 of each respective year. The peer group used in the prior year included our Biopharmaceutical Peer Group as well as Blackstone (BX), Apollo (APO), Jefferies (JEF), T. Rowe Price (TROW), Ares (ARES), Affiliated Managers Group (AMG), Carlyle (CG), Invesco (IVZ) and Lazard (LAZ) (which comprised our prior year Capital Allocator Peer Group) and the total TSR for 2021, 2022, 2023, 2024 and 2025, based on the value of an initial fixed investment of $100 was $127.22, $140.50, $149.97, $166.01 and $202.81, respectively. The peer group change was made for the disclosure in this year’s proxy statement because we believe that the compensation peer group provides a more accurate benchmark for performance compared to the previously used peer group.
Column (h). Reflects “Consolidated Net Income” in our Consolidated Statements of Operations included in our Annual Report on Form 10-K.
As the largest buyer of biopharmaceutical royalties and a leading funder of innovation across the biopharmaceutical industry, our revenue is comprised mostly of income from royalty assets. Consequently, we did not use net income as a performance measure because we classify most royalty assets that we acquire as financial assets that are measured at amortized cost using the prospective effective interest method which can be volatile and unpredictable. We do not believe the relationship between our net income and compensation actually paid to our NEOs during the periods presented is a key metric for our investors.
Column (i). Our Company-selected Measure is Portfolio Receipts Change which is described below.
Columns (j) and (k). We have also presented two additional financial measures—SG&A as % of Portfolio Receipts and Adjusted EBITDA Margin because they illustrate how compensation actually paid to our NEOs results in much lower SG&A versus our peers. Refer to the section “Appendix A— Reconciliations of Non-GAAP Measures” of this Proxy Statement for reconciliations of non-GAAP measures to their corresponding GAAP measure.

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PAY VERSUS PERFORMANCE

Portfolio Receipts Change was chosen from the following four most important financial measures used by our Management Development and Compensation Committee to compare compensation actually paid to the CEO and Non-CEO NEOs to our performance. The other measures in this table are not ranked. Portfolio Receipts Change and the other financial measures listed in the chart below reflect the financial measures utilized by, and reflect the decision of our Management Development and Compensation Committee.

Measure	Explanation
Portfolio Receipts Change
Portfolio Receipts is defined as the sum of royalty receipts and milestones and other contractual receipts. Royalty receipts include variable payments based on sales of products, net of contractual payments to the legacy non-controlling interests, that are attributed to us (“Royalty Receipts”). Milestones and other contractual receipts include sales-based or regulatory milestone payments and other fixed contractual receipts, net of contractual payments to legacy non-controlling interests, that are attributed to us. Portfolio Receipts does not include proceeds from equity securities or proceeds from purchases and sales of marketable securities, both of which are not central to our fundamental business strategy.

Portfolio Receipts
Portfolio Receipts is calculated as the sum of the following line items from our GAAP consolidated statements of cash flows: Cash collections from financial royalty assets, Cash collections from intangible royalty assets, Other royalty cash collections, Proceeds from available for sale debt securities and Distributions from equity method investees less Distributions to legacy non-controlling interests—Portfolio Receipts, which represent contractual distributions of Royalty Receipts and milestones and other contractual receipts to the legacy investors.

Adjusted EBITDA	A non-GAAP liquidity measure comprised of Portfolio Receipts less payments for operating and professional costs.
Portfolio Cash Flow	A non-GAAP liquidity measure comprised of Adjusted EBITDA less net interest paid/received.
SG&A as % of Portfolio Receipts	Payments for operating and professional costs as a percentage of Portfolio Receipts.
Adjusted EBITDA Margin	Adjusted EBITDA as a percentage of Portfolio Receipts.

See our Annual Report on Form 10-K for additional discussion on Portfolio Receipts, Adjusted EBITDA and Portfolio Cash Flow. In the “Compensation Discussion and Analysis” section of this Proxy Statement, we provide greater detail on our elements of compensation and the compensation philosophy.

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PAY VERSUS PERFORMANCE

Relationship Between Compensation Actually Paid and Performance Measures
The relationships described below must be understood in the context of our Internalization, which changed our compensation oversight and structure. Prior to the Internalization, our named executive officers were employed and compensated by our former external manager, rather than by Royalty Pharma. Our named executive officers were also entitled to a share of the profits of our former external manager that are described above. The Management Development and Compensation Committee did not set executive compensation prior to the Internalization. Following the Internalization, our named executive officers became employees and the Management Development and Compensation Committee has oversight over executive compensation.
Additionally, our compensation philosophy emphasizes long-term performance and value creation. Accordingly, we do not seek to align “compensation actually paid” as calculated under SEC rules for a specific year with single-year performance metrics. The year-over-year changes in “compensation actually paid” primarily reflect fluctuations in the net present value of Equity Performance Awards, rather than annual compensation decisions.
In accordance with Item 402(v) of Regulation S-K, we are providing the following descriptions of the relationships between information presented in the Pay versus Performance table.

Period	Compensation Actually Paid to CEO(1) (%)	Average Compensation Actually Paid to Non-CEO NEOs(1) (%)	TSR (%)	Peer Group TSR (%)	Change in Net Income (%)	Change in Portfolio Receipts (%)
2024 to 2025	(56.9)	(51.0)	49.0	21.5	(0.5)	16
2023 to 2024	614.1	238.1	(5.7)	11.7	(21.7)	(8)
2022 to 2023	(41.5)	(5.7)	(26.0)	7.7	639	9
2021 to 2022	(19.8)	(2.9)	1.1	10.6	(81.5)	31
2020 to 2021	10.7	0.1	(19.0)	27.6	(27.1)	18

(1)	Amounts shown do not reflect year-over-year changes in the amount of profits of our former external manager to which Mr. Legorreta or our Non-CEO NEOs were entitled prior to the Internalization.
•
Relationship Between Compensation Actually Paid to Our CEO and the Average of the Compensation Actually Paid to the Non-CEO NEOs and Our TSR. From 2024 to 2025, the compensation actually paid to our CEO and the average of the compensation actually paid to the Non-CEO NEOs decreased by 56.9% and 51.0%, respectively, compared to a 49.0% increase in our TSR over the same time period. From 2023 to 2024, the compensation actually paid to our CEO and the average of the compensation actually paid to the Non-CEO NEOs increased by 614.1% and 238.1%, respectively, compared to a 5.7% decrease in our TSR over the same time period. From 2022 to 2023, the compensation actually paid to our CEO and the average of the compensation actually paid to the Non-CEO NEOs decreased by 41.5% and 5.7%, respectively, compared to a 26.0% decrease in our TSR over the same time period. From 2021 to 2022, the compensation actually paid to our CEO and the average of the compensation actually paid to the Non-CEO NEOs decreased by 19.8% and 2.9%, respectively, compared to a 1.1% increase in our TSR over the same time period. From 2020 to 2021, the compensation actually paid to our CEO and the average of the compensation actually paid to the Non-CEO NEOs increased by 10.7% and 0.1%, respectively, compared to a 19.0% decrease in our TSR over the same time period.

•
Relationship Between Compensation Actually Paid to Our CEO and the Average of the Compensation Actually Paid to the Non-CEO NEOs and Our Consolidated Net Income. From 2024 to 2025, the compensation actually paid to our CEO and the average of the compensation actually paid to the Non-CEO NEOs decreased by 56.9% and 51.0%, respectively, compared to a 0.5% decrease in our Consolidated Net Income over the same time period. From 2023 to 2024, the compensation actually paid to our CEO and the average of the compensation actually paid to the Non-CEO NEOs increased by 614.1% and 238.1%, respectively, compared to a 21.7% decrease in our Consolidated Net Income over the same time period. From 2022 to 2023, the compensation actually paid to our CEO and the average of the compensation actually paid to the Non-CEO NEOs decreased by 41.5% and 5.7%, respectively, compared to a 639% increase in our Consolidated Net Income over the same time period. From 2021 to 2022, the compensation actually paid to our CEO and the average of the compensation actually paid to the Non-CEO NEOs decreased by 19.8% and 2.9%, respectively, compared to a 81.5% decrease in our Consolidated Net Income over the same time period. From 2020 to 2021, the compensation actually paid to our CEO and the average of the compensation actually paid to the Non-CEO NEOs increased by 10.7% and 0.1%, respectively, compared to a 27.1% decrease in our Consolidated Net Income over the same time period. In addition to analyzing our results on a GAAP basis, management also reviews our key performance metric, Portfolio Receipts, which represents our ability to generate cash from our portfolio investments, the primary source of capital that we can deploy to make new portfolio investments. See “—Relationship Between Compensation Actually Paid to our CEO and the Average of the Compensation Actually Paid to the Non-CEO NEOs and our Portfolio Receipts Change.”

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PAY VERSUS PERFORMANCE

•
Relationship Between Compensation Actually Paid to our CEO and the Average of the Compensation Actually Paid to the Non-CEO NEOs and our Portfolio Receipts Change. From 2024 to 2025, the compensation actually paid to our CEO and the average of the compensation actually paid to the Non-CEO NEOs decreased by 56.9% and 51.0%, respectively, compared to a 16% increase in our Portfolio Receipts over the same time period. From 2023 to 2024, the compensation actually paid to our CEO and the average of the compensation actually paid to the Non-CEO NEOs increased by 614.1% and 238.1%, respectively, compared to an 8% decrease in our Portfolio Receipts over the same time period. From 2022 to 2023, the compensation actually paid to our CEO and the average of the compensation actually paid to the Non-CEO NEOs decreased by 41.5% and 5.7%, respectively, compared to a 9% increase in our Portfolio Receipts over the same time period. From 2021 to 2022, the compensation actually paid to our CEO and the average of the compensation actually paid to the Non-CEO NEOs decreased by 19.8% and 2.9%, respectively, compared to a 31% increase in our Portfolio Receipts over the same time period. From 2020 to 2021, the compensation actually paid to our CEO and the average of the compensation actually paid to the Non-CEO NEOs increased by 10.7% and 0.1%, respectively, compared to a 18% increase in our Portfolio Receipts over the same time period.

•
Relationship Between our TSR and our Biopharmaceutical Peer and Capital Allocator Comparator Peer Group TSR. The TSR and our Biopharmaceutical Peer and Capital Allocator Comparator Peer Group (described above in “Compensation Discussion and Analysis”) increased by 21.5% from 2024 to 2025 as compared to our TSR, which increased by 49.0% over the same time period. The TSR and our Biopharmaceutical Peer and Capital Allocator Comparator Peer Group (described above in “Compensation Discussion and Analysis”) increased by 11.7% from 2023 to 2024 as compared to our TSR, which decreased by 5.7% over the same time period. The TSR and our Biopharmaceutical Peer and Comparator Peer Group increased by 7.7% from 2022 to 2023 as compared to our TSR, which decreased by 26.0% over the same time period. The TSR and our Biopharmaceutical Peer and Capital Allocator Comparator Peer Group increased by 10.6% from 2021 to 2022 as compared to our TSR, which increased by 1.1% over the same time period. The TSR and our Biopharmaceutical Peer and Capital Allocator Comparator Peer Group increased by 27.6% from 2020 to 2021 as compared to our TSR, which decreased by 19.0% over the same time period.

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PAY VERSUS PERFORMANCE

Relationship Between Compensation Actually Paid and Supplemental Performance Measures
Consistent with our long-term performance focus, we are providing the following supplemental performance measures that reflect our operational efficiency and our performance-driven compensation philosophy.

Period	Compensation Actually Paid to CEO(1) (%)	Average Compensation Actually Paid to Non-CEO NEOs(1) (%)	Change in SG&A as % of Portfolio Receipts (%)	Change in Adjusted EBITDA Margin (%)
2024 to 2025	(56.9)	(51.0)	0.4	(0.4)
2023 to 2024	614.1	238.1	0.5	(0.5)
2022 to 2023	(41.5)	(5.7)	—	—
2021 to 2022	(19.8)	(2.9)	(0.7)	0.7
2020 to 2021	10.7	0.1	(1.3)	1.3

(1)	Amounts shown do not reflect year-over-year changes in the amount of profits of our former external manager to which Mr. Legorreta or our Non-CEO NEOs were entitled prior to the Internalization.
•
Relationship Between Compensation Actually Paid to our CEO and the Average of the Compensation Actually Paid to the Non-CEO NEOs and our SG&A as a % of Portfolio Receipts. From 2024 to 2025, the compensation actually paid to our CEO and the average of the compensation actually paid to the Non-CEO NEOs decreased by 56.9% and 51.0%, respectively, compared to 0.4% increase in our SG&A as a % of Portfolio Receipts over the same time period. From 2023 to 2024, the compensation actually paid to our CEO and the average of the compensation actually paid to the Non-CEO NEOs increased by 614.1% and 238.1%, respectively, compared to 0.5% increase in our SG&A as a % of Portfolio Receipts over the same time period. From 2022 to 2023, the compensation actually paid to our CEO and the average of the compensation actually paid to the Non-CEO NEOs decreased by 41.5% and 5.7%, respectively, compared to no change in our SG&A as a % of Portfolio Receipts over the same time period. From 2021 to 2022, the compensation actually paid to our CEO and the average of the compensation actually paid to the Non-CEO NEOs decreased by 19.8% and 2.9%, respectively, compared to a 0.7% decrease in our SG&A as a % of Portfolio Receipts over the same time period. From 2020 to 2021, the compensation actually paid to our CEO and the average of the compensation actually paid to the Non-CEO NEOs increased by 10.7% and 0.1%, respectively, compared to a 1.3% decrease in our SG&A as a % of Portfolio Receipts over the same time period.

•
Relationship Between Compensation Actually Paid to our CEO and the Average of the Compensation Actually Paid to the Non-CEO NEOs and our Adjusted EBITDA Margin. From 2024 to 2025, the compensation actually paid to our CEO and the average of the compensation actually paid to the Non-CEO NEOs decreased by 56.9% and 51.0%, respectively, compared to a 0.4% decrease in our Adjusted EBITDA Margin over the same time period. From 2023 to 2024, the compensation actually paid to our CEO and the average of the compensation actually paid to the Non-CEO NEOs increased by 614.1% and 238.1%, respectively, compared to a 0.5% decrease in our Adjusted EBITDA Margin over the same time period. From 2022 to 2023, the compensation actually paid to our CEO and the average of the compensation actually paid to the Non-CEO NEOs decreased by 41.5% and 5.7%, respectively, compared to no change in our Adjusted EBITDA Margin over the same time period. From 2021 to 2022, the compensation actually paid to our CEO and the average of the compensation actually paid to the Non-CEO NEOs decreased by 19.8% and 2.9%, respectively, compared to a 0.7% increase in our Adjusted EBITDA Margin over the same time period. From 2020 to 2021, the compensation actually paid to our CEO and the average of the compensation actually paid to the Non-CEO NEOs increased by 10.7% and 0.1%, respectively, compared to a 1.3% increase in our Adjusted EBITDA Margin over the same time period.

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Proposal 3 RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board recommends that shareholders vote “FOR” the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026.

Our Audit Committee has selected Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026.The Audit Committee reviews the performance of the independent registered public accounting firm annually. In making the determination to appoint Ernst & Young LLP, the Audit Committee considered, among other factors, the independence and performance of Ernst & Young LLP, and the quality and candor of Ernst & Young LLP’s communications with the Audit Committee and management. Ernst & Young LLP has served as Royalty Pharma’s independent registered public accounting firm since 2022. Ernst & Young Global Limited’s Irish member firm, Ernst & Young previously served as the independent registered public accounting firm since our IPO and continues to serve as our statutory auditor in the United Kingdom.
At the Annual Meeting, our shareholders are being asked to ratify the appointment of Ernst & Young LLP as Royalty Pharma’s independent registered public accounting firm. Although the appointment of Ernst & Young LLP does not require ratification, the Board has directed that the appointment of Ernst & Young LLP be submitted to shareholders for ratification because we value our shareholders’ views on our independent registered public accounting firm and as a matter of good corporate governance. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting and they will be given an opportunity to make a statement at the Annual Meeting if they desire to do so, and will be available to respond to appropriate questions.

Independent Registered Public Accounting Firm Fees and Services
The following table shows the billed and expected to be billed fees for professional services rendered by Royalty Pharma’s independent registered public accounting firm for each of the fiscal years ended December 31, 2025 and 2024:

	2025 ($)	2024 ($)
Audit Fees(1)	5,878,365	4,433,733
Audit Related Fees	—	—
Tax Fees(2)	1,254,983	1,434,839
All Other Fees(3)	5,662	5,200
Total Fees	7,139,010	5,873,772

(1)
“Audit fees” include fees for audit services primarily related to the audit of our annual consolidated financial statements; audits of the effectiveness of our internal control over financial reporting; the review of our quarterly consolidated financial statements; statutory audits; consents and assistance with and review of documents filed with the SEC; and other accounting and financial reporting consultation and research work billed as audit fees or necessary to comply with the standards of the Public Company Accounting Oversight Board.

(2)
“Tax fees” include fees for tax compliance and advice. Tax advice fees encompass a variety of permissible tax services, including technical tax advice related to federal and state and international income tax matters.

(3)	“All Other fees” include fees for subscription services.

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PROPOSAL 3 - RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Audit Committee Pre-Approval Policies for Audit and Non-Audit Services of Independent Registered Public Accounting Firm
Our Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm, the scope of services provided by the independent registered public accounting firm and the fees for the services to be performed. These services may include audit services, audit-related services, tax services and other services. Pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent registered public accounting firm and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval and the fees for the services performed to date.
All of the services relating to the fees described in the table above were approved by our Audit Committee.
Recommendation and Required Vote
For this resolution to be passed, a simple majority of votes cast (whether in person or by proxy) at the Annual Meeting must be cast in favor of the resolution. Our Board believes that the ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026, is advisable and in the best interests of Royalty Pharma and our shareholders. Please note that this vote is advisory and not binding on us or the Board in any way. If Ernst & Young LLP is not ratified by our shareholders, the Audit Committee will review its future selection of Ernst & Young LLP as our independent registered public accounting firm. Even if the auditor is ratified, the Audit Committee may decide to change auditors.

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REPORT OF THE AUDIT COMMITTEE

REPORT OF THE AUDIT COMMITTEE
In accordance with its charter, the Audit Committee assists the Board in fulfilling its responsibility for oversight of our accounting and financial reporting processes and its internal and external audit processes. The Audit Committee has implemented procedures to ensure that it devotes the attention necessary to each of the matters assigned to it under its charter.
In discharging its oversight responsibility, the Audit Committee has reviewed and discussed our audited consolidated financial statements and related footnotes contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 and the independent registered public accounting firm’s report on those financial statements, with management and with Ernst & Young, our independent registered public accounting firm. Management represented to the Audit Committee that our financial statements in our Annual Report on Form 10-K were prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). The Audit Committee has discussed with Ernst & Young the matters required to be discussed under the applicable requirements of the Public Company Accounting Oversight Board and the SEC.
As part of its responsibilities for oversight of risk management, the Audit Committee reviewed and discussed our policies with respect to risk assessment and risk management, including discussions of individual risk areas.
The Audit Committee recognizes the importance of maintaining the independence of our independent registered public accounting firm. Consistent with its charter, the Audit Committee has evaluated Ernst & Young’s qualifications, performance, and independence, including that of the lead audit partner. The Audit Committee has received and reviewed the written disclosures and the letter from Ernst & Young required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee, and has discussed with Ernst & Young, its independence from Royalty Pharma.
Based on the review and discussions described above, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, for filing with the SEC.
AUDIT COMMITTEE
Gregory Norden (Chair)
Catherine Engelbert
David Hodgson

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Proposal 4 VOTE TO RECEIVE U.K. ANNUAL REPORT AND ACCOUNTS

The Board recommends that shareholders vote “FOR” to receive the U.K. Annual Report and Accounts for fiscal year ended December 31, 2025.

Under the U.K. Companies Act, we are required to present the U.K. Annual Report and Accounts at a meeting of shareholders, which include the U.K. statutory audited annual accounts and related directors’ and auditor’s reports for the fiscal year ended December 31, 2025 and we are providing our shareholders at the Annual Meeting an opportunity to receive the U.K. Annual Report and Accounts. The U.K. Annual Report and Accounts will be delivered to the Registrar of Companies in the U.K. following the Annual Meeting.
We will also provide our shareholders an opportunity at the Annual Meeting to ask relevant questions of the representative of Ernst & Young in attendance at the Annual Meeting.
Recommendation and Required Vote
For this resolution to be passed, a simple majority of votes cast (whether in person or by proxy) at the Annual Meeting must be cast in favor of the resolution. Our Board believes that receiving our U.K. Annual Report and Accounts is advisable and in the best interests of Royalty Pharma and our shareholders.

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Proposal 5 VOTE ON A NON-BINDING ADVISORY BASIS TO APPROVE THE U.K. DIRECTORS’ REMUNERATION REPORT

The Board recommends that shareholders vote “FOR” the approval of the U.K. Directors’ Remuneration Report for the fiscal year ended December 31, 2025.

In accordance with U.K. Companies Act, we are required to seek an annual non-binding advisory vote from our shareholders to approve the U.K. Directors’ Remuneration Report (other than the U.K. Directors’ Remuneration Policy which is subject to a binding vote at least every three years), and we are therefore seeking, shareholders approval, on an advisory basis, of the U.K. Directors’ Remuneration Report. The report sets out the remuneration that has been paid to each person who has served as a director at any time during the fiscal year ended December 31, 2025.
We encourage shareholders to read the U.K. Directors’ Remuneration Report, which can be found in our U.K. Annual Report and Accounts.
As this vote is advisory and not binding, a vote against this proposal will not overrule any decisions made by our Board or our Management Development and Compensation Committee, or require our Board or our Management Development and Compensation Committee to take any action with respect to the remuneration decisions set out therein. However, our Management Development and Compensation Committee will take into account the outcome of the vote when considering future compensation decisions.
Recommendation and Required Vote
For this resolution to be passed, a simple majority of votes cast (whether in person or by proxy) at the Annual Meeting must be cast in favor of the resolution. Please note that this vote is advisory and not binding on us, our Board or the Management Development and Compensation Committee in any way. Our Board believes that the adoption of the ordinary resolution approving the U.K. Directors’ Remuneration Report is advisable and in the best interests of Royalty Pharma and our shareholders.

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Proposal 6 VOTE TO APPROVE RE-APPOINTMENT OF OUR U.K. STATUTORY AUDITOR

The Board recommends that shareholders vote “FOR” the re-appointment of Ernst & Young as our U.K. statutory auditor to hold office until the conclusion of the next general meeting of shareholders at which the U.K. annual report and accounts are presented to shareholders.

The statutory auditor of an English-incorporated company is responsible for conducting the statutory audit of such company’s U.K. statutory accounts in accordance with the U.K. Companies Act.
Under the U.K. Companies Act, our U.K. statutory auditor must be appointed at each meeting at which the U.K. Annual Report and Accounts are presented to shareholders. Our current U.K. statutory auditor is Ernst & Young and our Audit Committee has approved their re-appointment to serve as our U.K. statutory auditor for 2026. We are asking shareholders to approve the re-appointment of Ernst & Young to hold office from the conclusion of the Annual Meeting until the conclusion of the next general meeting of shareholders at which the U.K. Annual Report and Accounts are presented to shareholders.
If the re-appointment of Ernst & Young as our U.K. statutory auditor is not approved at the Annual Meeting, the Board may appoint an auditor to fill the vacancy.
Recommendation and Required Vote
For this resolution to be passed, a simple majority of votes cast (whether in person or by proxy) at the Annual Meeting must be cast in favor of the resolution. Our Board believes, following a recommendation to this effect by our Audit Committee, that the re-appointment of Ernst & Young as our U.K. statutory auditor is advisable and in the best interests of Royalty Pharma and our shareholders.

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Proposal 7 VOTE TO AUTHORIZE THE BOARD TO DETERMINE THE REMUNERATION OF OUR U.K. STATUTORY AUDITOR

The Board recommends that shareholders vote “FOR” authorizing them to determine our U.K. statutory auditor’s remuneration.

Under the U.K. Companies Act, the remuneration of our U.K. statutory auditor must be fixed in a general meeting or in such manner as may be determined in a general meeting.
We are asking our shareholders to authorize our Board to determine the remuneration of Ernst & Young in its capacity as our U.K. statutory auditor under the U.K. Companies Act in accordance with applicable law.
Recommendation and Required Vote
For this resolution to be passed, a simple majority of votes cast (whether in person or by proxy) at the Annual Meeting must be cast in favor of the resolution. Our Board believes that authorizing them to determine the remuneration of Ernst & Young as our U.K. statutory auditor is advisable and in the best interests of Royalty Pharma and our shareholders.

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Proposal 8 VOTE TO APPROVE THE TERMS OF THE AGREEMENTS AND COUNTERPARTIES PURSUANT TO WHICH WE MAY PURCHASE OUR CLASS A ORDINARY SHARES

The Board recommends that shareholders vote “FOR” the approval of the terms of the Repurchase Contracts and Approved Counterparties pursuant to which we may purchase our Class A ordinary shares.

Under the U.K. Companies Act, we, like other U.K. companies, are prohibited from purchasing our outstanding shares unless such purchase has been approved by a resolution of our shareholders. U.K. companies may purchase their own shares by “market” purchases or “off-market” purchases. Any purchase by a U.K. company of its own shares other than on a recognized investment exchange is considered to be an “off-market” purchase. NASDAQ, which is the only exchange on which our shares are traded, does not fall within the definition of a “recognized investment exchange” for the purposes of the U.K. Companies Act. As such, we may only purchase our outstanding shares pursuant to a form of share repurchase contract, the terms of which have been approved by our shareholders. Shareholder authorization for share repurchases may only be for a maximum period of up to five years after the date of the relevant shareholder approval. Any approval by shareholders for the repurchase of shares would be further subject to one or more Board authorizations that would, among other terms, restrict the amount or monetary value of shares that can be repurchased and the time period over which shares may be acquired. The Board will exercise this authority only after careful consideration, taking into account prevailing market conditions, other investment opportunities and our overall financial position.
Our Board considers it prudent for us to have the flexibility to enter into share repurchase programs under which we would be able to effect off-market purchases of a certain number or value of our Class A ordinary shares. Any share repurchase program may be implemented in conjunction with our brokers and other financial institutions and may be effected through open market transactions or privately negotiated transactions, including pursuant to arrangements intended to comply with Rule 10b-18 under the Exchange Act and/or Rule 10b5-1 under the Exchange Act, public tender offers or enhanced buybacks.
Shareholders granted a new authority and renewed an existing authority in respect of our forms of share repurchase contracts at our Annual Meeting in 2025. We are asking shareholders to grant a new authority for these agreements.
In order to ensure the effectiveness of any repurchase program that our Board may implement, and offer greater flexibility, we are seeking shareholder approval of the terms of the forms of share repurchase contracts which may be entered into with the Approved Counterparties (as defined below) (the “Repurchase Contracts”). These Repurchase Contracts would provide that we may repurchase our outstanding Class A ordinary shares through arrangements entered into with Approved Counterparties. These Repurchase Contracts would also allow us to repurchase a fixed or variable amount of our Class A ordinary shares at fixed or variable prices, which may include limit-based pricing. Each Repurchase Contract provides that the Approved Counterparty will purchase our Class A ordinary shares as principal and sell any Class A ordinary shares so purchased to us. In exchange, we would pay the Approved Counterparty a fixed or variable commission or other fee, any of which may be performance-based.
We may only enter into the Repurchase Contracts with counterparties approved by our shareholders. Accordingly, we are seeking approval to conduct share repurchases through the following counterparties (or their subsidiary undertakings (as defined in section 1162 of the U.K. Companies Act) or affiliates (as defined in Rule 12b-2 of the Exchange Act) from time to time) (collectively, the “Approved Counterparties”):

• BofA Securities, Inc. • DNB Markets, Inc. • Cabrera Capital Markets LLC • Evercore Group L.L.C.	• Citigroup Global Markets Inc. • Scotia Capital (USA) Inc. • R. Seelaus & Co., LLC • UBS Securities LLC	• Goldman Sachs & Co. LLC • Société Générale SA • Samuel A. Ramirez & Company, Inc. • Jefferies LLC	• J.P. Morgan Securities LLC • Academy Securities, Inc. • Siebert Williams Shank & Co., LLC • SMBC Nikko Securities Inc.	• Morgan Stanley & Co. LLC • AmeriVet Securities, Inc. • HSBC Securities (USA) Inc. • Tigress Financial Partners, LLC	• TD Securities (USA) LLC • Blaylock Van, LLC • Truist Securities, Inc.

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We are also seeking authority for all and any of our directors to enter into, complete and do all things necessary to effect each of the Repurchase Contracts for and on behalf of us.
Approval of the Repurchase Contracts and the Approved Counterparties does not constitute entering into any share repurchase program or the amount or timing of any share repurchase activity, which will be at the discretion of our Board. There can be no assurance as to whether our Board will approve any share repurchase program or, even if such a program is approved, the duration, amount, or timing of any repurchases under such a program. Any repurchases of our Class A ordinary shares pursuant to this authority would be conducted in accordance with all applicable U.S. and U.K. laws. Under the U.K. Companies Act, shares repurchased may be held in treasury or may be cancelled. If the terms of the Repurchase Contracts are approved by our shareholders and shares are repurchased under such agreements, we will decide at the time of purchase whether to cancel them immediately or to hold them in treasury. If the forms of Repurchase Contract and Approved Counterparties do not receive shareholder approval, we will not be able to repurchase any of our Class A ordinary shares after the expiration of the current share repurchase authority until such time as an alternative authorization enabling us to make “off-market” purchases is obtained.
A term of the resolution now put to shareholders to approve the terms of the Repurchase Contracts and the counterparties thereto and to authorize our directors to enter into, complete and do all things necessary to effect each of the Repurchase Contracts, is that the authorization, if granted, will expire five (5) years after the date the resolution is passed by our shareholders.
The Board may authorize entering into any, all or none of the share Repurchase Contracts, and the terms and conditions of any repurchase, including the timing, manner, quantum and other terms, will be undertaken in accordance with the Repurchase Contracts and applicable law.
Each of the Repurchase Contracts will be made available in accordance with the U.K. Companies Act for inspection by our shareholders (i) at our registered office for not less than 15 days ending with the date of the Annual Meeting and (ii) at the Annual Meeting itself.
The following resolution is submitted for shareholder vote as the Annual Meeting:
RESOLVED:
(a)	the Company be authorized to make off-market purchases (within the meaning of section 693 of the Companies Act 2006) of its Class A ordinary shares of $0.0001 each (the “Shares”);
(b)
the proposed terms of the share repurchase contracts (the “Repurchase Contracts”) made available pursuant to section 696(2)(b) of the Companies Act 2006 for the off-market purchase by the Company of such number of its Shares at such prices as may be agreed pursuant to such Repurchase Contracts, be and are hereby approved, and that the Company be and is hereby authorized to enter into any such Repurchase Contracts with any Approved Counterparties (as defined in subparagraph (c) below);

(c)
the counterparties with whom the Company may enter into a Repurchase Contract, being the counterparties (or their subsidiary undertakings (as defined in section 1162 of the Companies Act 2006) or affiliates (as defined in Rule 12b-2 of the Exchange Act) from time to time) included in the Company’s Proxy Statement of which this resolution forms part (the “Approved Counterparties”) be, and each hereby is, approved; and

(d)
the directors and officers of the Company, any one of whom individually or jointly with other director(s) and/or officer(s), be and are hereby authorized to enter into, complete and do all things necessary to execute such Repurchase Contracts with any Approved Counterparty, provided that, unless previously renewed, varied or revoked by the Company at a general meeting, this authority shall expire on the fifth anniversary of the Company’s 2026 annual general meeting.

Recommendation and Required Vote
For the terms of the Repurchase Contracts and the Approved Counterparties thereto to be approved, a simple majority of votes cast (whether in person or by proxy) at the Annual Meeting must be cast in favor of the resolution. Our Board believes that the terms of each of the Repurchase Contracts and the authorization to our directors to enter into, complete, and do all things necessary to effect the Repurchase Contracts are advisable and in the best interests of Royalty Pharma and our shareholders.

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Proposal 9 VOTE TO AUTHORIZE THE BOARD TO ALLOT SHARES

The Board recommends that shareholders vote “FOR” authorizing the Board to allot shares.

This resolution is required under the U.K. Companies Act for the Company to have the on-going flexibility to allot shares or to grant rights to subscribe for, or to convert any security into, shares and is customary for public limited companies incorporated under the laws of England and Wales. This authorization is required as a matter of English law and is an additional step not generally required when companies organized within the United States are issuing shares.
Under the U.K. Companies Act, directors are, with certain exceptions, unable to allot, or issue, shares without being authorized either by the shareholders in a general meeting or by the company’s articles of association. In either case, any such authorization may only last for a maximum period of 5 years. The Company’s existing authorization expires on the date of the 2026 annual general meeting or, if earlier, August 12, 2026, which is the date that is fifteen (15) months after the date of the 2025 Annual Meeting.
The purpose of this resolution is to give the Board authority to allot shares in the Company on and subject to such terms as the Board shall, in its discretion, consider appropriate.
Other than in connection with routine matters (such as the allotment and issue of shares to directors and consultants of the Company pursuant to incentive plans), the Board has no present intention to exercise the authority sought under this resolution. However, the Board believe that it is important for the Company to retain the flexibility to allot shares if the Board determines it is necessary or advisable and in the best interests of shareholders, without incurring the costs or delays associated with calling a special meeting and preparing and circulating proxy materials, to approve specific allotments of shares.
The Company therefore proposes that the shareholders at the Annual Meeting provide the Board with a new authorization to allot shares in the Company and to grant rights to subscribe for or to convert any security into shares in the Company up to a maximum aggregate nominal amount of $8,914, which represents an amount that is approximately 20% of the Company’s existing issued share capital as of the Record Date).
If granted, this authorization will replace the existing authorization and will expire at the end of the next annual general meeting of the Company or, if earlier, on the date that is fifteen (15) months after the date on which the resolution is passed, which is in line with the approach taken by public companies listed in the UK. The Company intends to seek renewal of this authorization at each year’s annual general meeting of shareholders.
The following resolution is submitted for shareholder vote at the Annual Meeting:
“RESOLVED, that, the directors of the Company be and are hereby generally and unconditionally authorized for the purposes of section 551 of the Companies Act 2006, in substitution for the equivalent prior authority conferred upon the directors of the Company at the Company’s 2025 annual general meeting (but without prejudice to the continuing authority of the directors of the Company to allot equity securities pursuant to an offer or agreement made by the Company before the expiry of the authority pursuant to which such offer or agreement was made), to exercise all the powers of the Company to allot shares in the Company or grant rights to subscribe for or convert any security into shares in the Company on and subject to such terms as the directors of the Company shall, in their discretion, consider appropriate up to an aggregate nominal amount of $8,914, provided that (unless previously revoked, varied or renewed by the Company) this authority will expire on the earlier of the Company’s annual general meeting in 2027 and 15 months after the date this resolution is passed, save that the directors of the Company may, before this authority expires, make offers or agreements which would or might require shares in the Company to be allotted, or rights to subscribe for or convert securities into shares to be granted, after its expiry and the directors of the Company may allot shares or grant rights to subscribe for or convert securities into shares pursuant to such offers or agreements as if this authority had not expired.”

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Recommendation and Required Vote
For this resolution to be passed, a simple majority of votes cast (whether in person or by proxy) at the Annual Meeting must be cast in favor of the resolution. The approval of this resolution by the Company’s shareholders will not substitute for any approvals that may be required for a specific transaction under any applicable Nasdaq listing rules. Our Board believes that authorizing them to allot shares is advisable and in the best interests of Royalty Pharma and our shareholders.

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Proposal 10 VOTE TO AUTHORIZE THE BOARD TO ALLOT SHARES WITHOUT RIGHTS OF PRE-EMPTION

The Board recommends that shareholders vote “FOR” authorizing the Board to allot shares without rights of pre-emption.

This special resolution, like Proposal 9, is required because the Company is incorporated in England and Wales. Under the U.K. Companies Act, when an allotment of shares is for cash, the Company must first offer those shares on the same terms to existing shareholders of the Company on a pro-rata basis (commonly referred to as statutory pre-emption rights) unless disapplied by authorization of the shareholders in the form of a special resolution approved in a general meeting or by the company’s articles of association. In either case, any such disapplication may only last for a maximum period of 5 years. The Company’s existing disapplication expires on the date of the 2026 annual general meeting or, if earlier, August 12, 2026, which is the date that is fifteen (15) months after the date of the 2025 Annual Meeting.
The requirement to first offer shares to existing shareholders is an additional step not generally required when companies domiciled in the United States are issuing securities. The Board believe that it is important for the Company to retain the flexibility to issue shares for cash should the directors determine it is necessary or advisable and in the best interests of shareholders, without incurring the costs or delays associated with calling a special meeting and preparing and circulating proxy materials, to disapply pre-emption rights in connection with specific allotments of shares.
Other than in the circumstances outlined in Proposal 9 above, the Board has no present intention to exercise the authority sought under this special resolution, but the Board believes it is in the interests of shareholders for the Board to have this flexibility to allot shares for cash, should circumstances change.
In this proposal, the Company is requesting that when the Board allots or issues shares pursuant to the authorization referenced in Proposal 9 above, it not be required to offer pre-emption rights to existing shareholders.
If granted, this authorization will replace the existing authorization and will expire at the end of the next annual general meeting of the Company or, if earlier, on the date that is fifteen (15) months after the date on which the special resolution is passed, which is in line with the approach taken by public companies listed in the UK.
The Company intends to seek renewal of this authorization at each year’s annual general meeting of shareholders.
The following resolution is submitted as a special resolution for shareholder vote at the Annual Meeting:
“RESOLVED, that, subject to the passing of Resolution 9, the directors of the Company be and are hereby generally and unconditionally empowered to allot equity securities (as defined in section 560 of the Companies Act 2006) of the Company for cash pursuant to the authority conferred by Resolution 9 and/or to sell equity securities held as treasury shares for cash pursuant to section 727 of the Companies Act 2006 as if section 561(1) of the Companies Act 2006 did not apply to any such allotment or sale, provided that (unless previously revoked, varied or renewed by the Company) this power will expire on the earlier of the Company’s annual general meeting in 2027 and 15 months after the date this special resolution is passed, save that the directors of the Company may, before this power expires, make offers or agreements which would or might require equity securities to be allotted or equity securities held as treasury shares to be sold after its expiry, and the directors of the Company may allot equity securities and/or sell equity securities held as treasury shares pursuant to such offers or agreements as if this power had not expired.”

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Recommendation and Required Vote
For this special resolution to be passed, the affirmative vote of holders of at least 75% (or more) of the votes cast at the Annual Meeting must be cast in favor of the special resolution. The approval of this special resolution by the Company’s shareholders will not substitute for any approvals that may be required for a specific transaction under any applicable Nasdaq listing rules. Our Board believes that authorizing them to allot shares without rights of pre-emption is advisable and in the best interests of Royalty Pharma and our shareholders.

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GENERAL INFORMATION

GENERAL INFORMATION
This Proxy Statement is being furnished to you in connection with the solicitation of proxies by the Board of Royalty Pharma plc for use at our 2026 Annual Meeting of Shareholders.
2026 Annual Meeting Date and Location
Royalty Pharma’s 2026 Annual Meeting which will start at 9:00 a.m., U.S. Eastern Time, on June 4, 2026 and will be held at 110 East 59th Street, New York, New York. References in this Proxy Statement to the Annual Meeting also refer to any adjournments or changes in location of the meeting, to the extent applicable.
Question and Answer Session
We have structured our Annual Meeting so that it provides shareholders with the ability to ask questions in accordance with the meeting rules and procedures, which will be made available at our Annual Meeting.
Delivery of Proxy Materials
These materials were first sent or made available to shareholders on, or about, April 10, 2026. If you previously chose to receive proxy material by e-mail, we have arranged to have these materials delivered to you in accordance with that election. Shareholders may request to receive proxy materials electronically by e-mail during the voting period. Choosing to receive your future proxy materials by e-mail will save us the cost of printing and mailing documents to you. If you choose to receive future proxy materials by e-mail, you will receive an e-mail next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by e-mail will remain in effect until you revoke it.
If your shares are registered directly in your name with our transfer agent you are considered, with respect to those shares, the shareholder of record, and we are sending this Proxy Statement and the other proxy materials directly to you. As the shareholder of record, you have the right to grant your voting proxy directly to the named proxy holder or to vote in person at the meeting. We have enclosed a proxy card for you to use.
Most shareholders hold their shares through a broker or other nominee rather than directly in their own name. If your shares are held by a broker, trustee or by another nominee, you are considered the beneficial owner of these shares even though they are held in “street-name,” and these proxy materials should be forwarded to you by the broker, trustee or nominee together with a voting instruction card. As the beneficial owner, you have the right to direct your broker, trustee or nominee how to vote and you are invited to attend the Annual Meeting. Since a beneficial owner is not the shareholder of record, you may not vote these shares at the meeting unless you obtain a “legal proxy” from the broker, trustee or nominee that holds your shares, giving you the right to vote the shares at the meeting. The 16-digit control number on your proxy card, Notice or voting instruction card will allow you to vote your shares. Your broker, trustee or nominee has enclosed or provided voting instructions for you to use in directing the broker, trustee or nominee how to instruct a proxy to vote your shares.
Each shareholder will receive one copy of the Notice of Internet Availability per account even if at the same address, while most banks and brokers will deliver only one copy of such Notice of Internet Availability to consenting “street-name” shareholders (you own shares beneficially in the name of a bank, broker or other person) who share the same address. This procedure reduces our printing and distribution costs. Those who wish to receive separate copies may do so by contacting their bank, broker or other nominee. Similarly, “street-name” shareholders who receive multiple copies of the Notice of Internet Availability at a single address may request that only a single copy be sent to them in the future by contacting their bank, broker or other nominee. If you hold your shares in “street-name” through a broker, bank or other nominee, you must provide the bank, broker, trustee or other nominee with instructions on how to instruct a proxy to vote the shares.
Please follow the voting instructions provided by the bank or broker. Brokers, banks and other nominees who hold shares on behalf of their beneficial owners may not give a proxy to Royalty Pharma plc to vote those shares with respect to any proposals other than Proposals 3 and 6, without specific voting instructions from such beneficial owners.
Any votes cast by street-name shareholders or brokers, banks or other nominees will be treated as though they were votes cast by the shareholder of record. You may not vote shares held in street-name by returning a proxy card directly to Royalty Pharma plc or by voting in person at the Annual Meeting unless you provide a “legal proxy,” which you must obtain from your broker, bank or other nominee. Any votes cast pursuant to a “legal proxy” will be treated as though they were cast by the shareholder of record.
Procedural Matters
You can vote at the Annual Meeting or any adjournment or postponement thereof if you are a shareholder of record or a beneficial owner of our shares on April 6, 2026 (the “Record Date”).

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GENERAL INFORMATION

As of April 6, 2026, there were 444,379,087 Class A ordinary shares and 132,558,100 Class B ordinary shares outstanding. Each of those shares entitles its holder to one vote on all matters on which holders of such shares have the right to vote. Shareholders do not have cumulative voting rights.
Voting Procedures
Registered shareholders: Registered shareholders may vote their shares in person, by phone, via the internet or by mail, as described below. If a body corporate, the registered shareholder may appoint a corporate representative to attend the meeting in person and vote their shares.
Beneficial owners whose shares are held in a brokerage account may vote by using the voting instruction form provided by the broker or by phone, the internet or in person as described below.
Beneficial owners whose shares are held by a bank, and who have the power to direct the voting of the shares, can vote using the proxy or voting information form provided by the bank or, if made available by the bank, by phone, the internet or in person as described below.
Beneficial owners whose shares are held in a trust under an arrangement that provides the beneficial owner with the power to direct the voting of the shares in accordance with the provisions of such arrangement.
A beneficial owner can vote at the meeting provided that he or she obtains a “legal proxy” from the person or entity holding the shares for him or her (typically a broker, bank or trustee). A beneficial owner can obtain a legal proxy by making a request to the broker, bank or trustee. Under a legal proxy, the bank, broker or trustee confers all of its rights as a record holder to grant proxies or to vote at the Annual Meeting.
Any person who completes a proxy card and returns it, gives a voting instruction or otherwise votes at the Annual Meeting in respect of shares registered in the name of a depositary or its nominee will, for the purposes of our Articles of Association, be doing so on behalf of the relevant depositary or its nominee as the registered holder of such shares.
Vote by internet
Prior to the Annual Meeting – Shareholders of record and beneficial owners of our shares can vote via the internet 24 hours a day until 11:59 p.m., U.S. Eastern Time, on Wednesday, June 3, 2026.
Voting via the internet is permitted regardless of whether shareholders receive the Annual Meeting materials through the mail or via the internet. Instructions for voting are provided along with your notice, proxy card or voting instruction form. If you vote on the internet, please do not mail your proxy card if you received one (unless you intend for it to revoke your prior internet vote). Your internet vote will authorize the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.
Vote by phone
Prior to the Annual Meeting – Shareholders of record can vote by phone. Instructions are provided along with your notice, proxy card or voting instruction form. If you vote by phone, do not mail your proxy card if you received one (unless you intend for it to revoke your prior vote submitted by phone). Your vote by phone will authorize the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.
Vote by mail
Prior to the Annual Meeting – If you received this Proxy Statement by mail, simply sign and date the enclosed proxy card or voting instruction form and mail it according to the instructions in your proxy materials. If you mark your choices on the card or voting instruction form, your shares will be voted as you instruct.
Tabulation of Votes
Votes cast by proxy or in person at the meeting will be tabulated by the inspector of elections.
Quorum Requirements and Effect of Abstention and Broker Non-Votes
There must be a quorum of at least two qualifying persons, present in person or by proxy, who together represent at least one-third of the voting rights attached to the shares entitled to vote, present for any business to be transacted at the Annual Meeting. A shareholder present in person, or by proxy, at the Annual Meeting, who abstains from voting on any or all proposals will be included in the determination of shareholders present at the Annual Meeting for the purpose of determining the presence of a quorum, as will broker non-votes. If less than a quorum is represented at the Annual Meeting, the meeting will be adjourned by the chair of the meeting, or as otherwise provided in our Articles of Association, to such other day and such other time and place or electronic platform as determined in accordance with our Articles of Association.

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GENERAL INFORMATION

If you hold shares in “street name” through a broker, in some cases, your shares may be voted even if you do not provide your bank, broker, trustee or other nominee with voting instructions. At the Annual Meeting, a broker will not have discretionary authority to vote on any of the proposals. In the absence of timely instructions from the beneficial owners, except for Proposal 3 (ordinary resolution to ratify our Audit Committee’s selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023) and Proposal 6 (ordinary resolution to re-appoint Ernst & Young as our U.K. statutory auditor under the U.K. Companies Act).
Revocation of Proxies
Shareholders of record may revoke their proxy at any time before it is voted at the Annual Meeting by either:
•	Submitting another timely, later-dated proxy by mail;
•	Delivering timely written notice of revocation in accordance with our Articles of Association; or
•
Voting during the Annual Meeting and voting in person or via the internet. If your shares are held beneficially in street-name, you may revoke your proxy instructions by following the instructions provided by your bank, broker, trustee, nominee or depositary, as applicable.

Annual Meeting Admission
Participation at the Annual Meeting is limited to a beneficial owner or shareholder of record on the Record Date.
Registration begins at 8:00 a.m., U.S. Eastern Time, on June 4, 2026, and you will be asked to present a valid picture identification and proof of share ownership as of the Record Date. If you hold shares in a brokerage account, you must bring a copy of a brokerage account statement reflecting your share ownership as of the Record Date. If you plan to attend as the proxy or attorney of a shareholder, the shareholder must provide valid proof of your appointment no later than 11:59 p.m., U.S. Eastern Time, on June 3, 2026. If you plan to attend as a representative of a body corporate you must bring evidence of appointment to the Annual Meeting. Submitting your proxy now will not prevent you from voting your shares at the Annual Meeting if you desire to do so, as your proxy is revocable at your option. Cameras, recording devices and other electronic devices will not be permitted.
If it is determined that a change in the date, time or location of the Annual Meeting is advisable or required, an announcement of such changes will be made through a press release, additional proxy materials filed with the SEC, and on the Investor Relations section of our website. Please check this website in advance of the meeting date if you are planning to attend in person.
Announcement of the Voting Results
We will announce the preliminary voting results at the Annual Meeting. We will report the final results in a current report on Form 8-K filed with the SEC shortly after the Annual Meeting. The results of the polls taken on the resolutions at the Annual Meeting and any other information required under the U.K. Companies Act will be made available on our website at www.royaltypharma.com under “Investors” as soon as reasonably practicable following the Annual Meeting and for a period of two years thereafter.

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ADDITIONAL INFORMATION

ADDITIONAL INFORMATION
Solicitation of Proxies
The Proxy accompanying this Proxy Statement is solicited by our Board. Proxies may be solicited by our officers, directors and employees, none of whom will receive any additional compensation for their services. We have retained Innisfree M&A Incorporated (“Proxy Solicitor”) to act as a proxy solicitor in conjunction with the Annual Meeting and we have agreed to pay the Proxy Solicitor $30,000, plus reasonable out-of-pocket expenses, for proxy solicitation services. We will bear the entire cost of proxy solicitation, including the preparation, assembly printing, mailing and distribution of the proxy materials.
Shareholder Proposals and Director Nominations
Shareholders who, in accordance with SEC Rule 14a-8, wish to present proposals for inclusion in our 2027 proxy materials to be distributed in connection with next year’s annual meeting must submit their proposal so they are received by our General Counsel at the address provided below no later than the close of business on December 11, 2026.
Our Articles of Association provide for an advance notice procedure outside of SEC Rule 14a-8 for shareholders who wish to nominate persons for election to the Board or a proposal of business. Should an eligible shareholder or shareholders desire to nominate a candidate for director or propose any other business at the 2027 Annual Meeting, such shareholder must give us timely written notice. As required under our Articles of Association, to be timely for the 2027 Annual Meeting, a shareholder’s notice of a director nomination must be delivered to Royalty Pharma plc, c/o Company Secretary at The Pavilions, Bridgwater Road, Bristol, United Kingdom, BS13 8AE not earlier than the 120th day, no later than the 90th day before the anniversary of the date of the 2026 Annual Meeting. As a result, any nomination or proposal given by a shareholder pursuant to these provisions of our Articles of Association (and not pursuant to SEC Rule 14a-8) must be received no earlier than the close of business (5:00 p.m., U.S. Eastern Time) on February 4, 2027, and no later than the close of business (5:00 p.m., U.S. Eastern Time) on March 6, 2027, unless our 2027 Annual Meeting date occurs more than 30 days before or 60 days after June 4, 2027. In that case, notice of the nomination must be received by Royalty Pharma plc, c/o Company Secretary at The Pavilions, Bridgwater Road, Bristol, United Kingdom, BS13 8AE not earlier than close of business on the 120th day before the 2027 Annual Meeting and not later than the close of business on the date that is the later of (i) the 90th day before the 2027 Annual Meeting, and (ii) if the first public announcement of the date of such Annual Meeting is less than 100 days prior to the date of the Annual Meeting, the 10th day following the day on which Royalty Pharma first publicly announces the date of such meeting. The public announcement of an adjournment or postponement of an Annual Meeting shall not commence a new time period (or extend any time period) for the giving of a shareholder’s nomination as described above. The shareholder’s nomination must comply with applicable laws and our Articles of Association, which is available to shareholders free of charge upon request to our General Counsel at the address provided below. Our Articles of Association is also available on our website at www.royaltypharma.com.
In addition to satisfying all of the requirements under our Articles of Association, to comply with the universal proxy card rules, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide a notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 5, 2027. This advance notice requirement under Rule 14a-19 does not override or supersede a longer advance notice requirement under our Articles of Association.
In addition to SEC Rule 14a-8 and our Articles of Association, Section 338 of the U.K. Companies Act provides that (i) shareholders representing 5% or more of the total voting rights of all shareholders (excluding voting rights attached to any treasury shares) or (ii) 100 or more persons (being either (A) members who have a right to vote at the 2027 Annual Meeting and hold shares in Royalty Pharma plc on which there has been paid up an average sum, per shareholder, of at least £100 or (B) persons satisfying the requirements set out in Section 153(2) of the U.K. Companies Act) have the right to require us to give shareholders notice of a resolution which may properly be moved and is intended to be moved at the 2027 Annual Meeting. Such requests, made by the requisite number of shareholders, must be received by us not later than six weeks before the 2027 Annual Meeting or, if later, the date on which notice of the 2027 Annual Meeting is given. In addition, requests may be in hard copy form or in electronic form, must identify the resolution of which notice is to be given and must be authenticated by the person or persons making it. Requests are to be submitted to Royalty Pharma plc, c/o Company Secretary at The Pavilions, Bridgwater Road, Bristol, United Kingdom, BS13 8AE. Pursuant to Section 338 of the U.K. Companies Act, a resolution will not be moved if (i) it would, if passed, be ineffective (whether by reason of inconsistency with any enactment or our Articles of Association or otherwise); (ii) it is defamatory of any person; or (iii) it is frivolous or vexatious.
Request for a copy of our Articles of Association must be addressed to the General Counsel at Royalty Pharma plc, 110 East 59th Street, New York, New York, 10022, USA.

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ADDITIONAL INFORMATION

Website Publication of Audit Concerns
Under Section 527 of the U.K. Companies Act, shareholders meeting the threshold requirements set out in that section have the right to require us to publish on a website a statement setting out any matter relating to:
•	the audit of our accounts (including the auditor’s report and the conduct of the audit) that are to be laid before the Annual Meeting; or
•	any circumstances connected with an auditor of the Company ceasing to hold office since the previous annual general meeting.
We may not charge the shareholders requesting any such website publication to pay our expenses to publish such statement. We must also forward the statement to our auditor not later than the time when we publish the statement on our website. The business which may be dealt with at the Annual Meeting includes any statement that we have been required under Section 527 of the U.K. Companies Act to publish on our website.
House Holding and Combining Accounts
Each registered shareholder (those that own shares in their own name on the books of our transfer agent) will receive one copy each of this Proxy Statement per account, even if at the same address.
The SEC permits companies and intermediaries (such as brokers and banks) to satisfy delivery requirements for Proxy Statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single Proxy Statement and annual report to those shareholders. This process, which is commonly referred to as “house holding,” is intended to reduce the volume of duplicate information shareholders receive and also reduce expenses for companies. While we do not utilize house holding, some intermediaries may be house holding our proxy materials and annual report. Once you have received notice from your broker or another intermediary that it will be house holding materials to your address, house holding will continue until you are notified otherwise or until you revoke your consent. If you hold your shares through an intermediary that sent a single Proxy Statement and annual report to multiple shareholders in your household, we will promptly deliver a separate copy of each of these documents to you if you send a written request to us at: 110 East 59th Street, New York, New York, 10022, USA or fax a request to +1 (212) 883-2260. You may also submit a request by telephone (from U.S. and Canada only) using the toll-free number listed on the proxy card. If you hold your shares through an intermediary that is utilizing house holding and you want to receive separate copies of our annual report and Proxy Statement in the future, or if you are receiving multiple copies of our proxy materials and annual report and wish to receive only one, you should contact your bank, broker or other nominee record holder.
Where You Can Find Additional Information
Our public internet site is www.royaltypharma.com. We make available free of charge, on our website at www.royaltypharma.com, under “Investors - SEC Filings,” our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, Proxy Statements and Forms 3, 4 and 5 filed on behalf of directors and executive officers and any amendments to those reports filed or furnished pursuant to the Exchange Act as soon as reasonably practicable after we electronically file such material with, or furnish it to, the SEC. Also posted on our website are charters for our Audit Committee, Management Development and Compensation Committee, and Nominating and Corporate Governance Committee. Copies of these charters and our Corporate Governance Guidelines (which includes the lead independent director role) and Code of Business Conduct and Ethics governing our directors, officers and employees are also posted on our website under “Investors – Corporate governance.” Copies of these documents may be requested in print, at no cost, by telephone at +1 (212) 883-0200 or by mail at Royalty Pharma plc, 110 East 59th Street, New York, New York, 10022, USA, Attention: Investor Relations.
In addition, you can access all of Royalty Pharma’s corporate responsibility reporting, including our Corporate Responsibility Report as well as key corporate responsibility policies, through our website under “Responsibility—Responsibility resource center.”
We file annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC maintains an internet site at http://www.sec.gov, from which interested persons can electronically access our SEC filings.

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APPENDIX A — RECONCILIATIONS OF NON-GAAP MEASURES
In addition to financial results determined in accordance with U.S. generally accepted accounting principles (“GAAP”), we provide non-GAAP financial measures (as defined in Item 10(e) of Regulation S-K of the Securities Exchange Act of 1934, as amended) below:
The table below presents Adjusted EBITDA and Portfolio Cash Flow for 2025 and 2024, each as calculated according to its respective definition in our Credit Agreement (in thousands):

	Years Ended December 31,
	2025	2024
Portfolio Receipts	$3,254,361	$2,801,446
Payments for operating and professional costs(1)	(288,138)	(236,225)
Adjusted EBITDA (non-GAAP)	$2,966,223	$2,565,221
Interest paid, net	(241,983)	(113,088)
Portfolio Cash Flow (non-GAAP)	$2,724,240	$2,452,133

(1)
In 2025, amount included a $33 million payment related to the Management Fees on the sale of the MorphoSys Development Funding Bonds and payments of $29 million for acquisition-related costs for the Internalization. Both payments are non-recurring. Following the Internalization, we no longer pay Management Fees and instead, we compensate employees directly.

Adjusted EBITDA and Portfolio Cash Flow are non-GAAP liquidity measures that exclude the impact of certain items and therefore have not been calculated in accordance with GAAP. We caution readers that amounts presented in accordance with our definitions of Adjusted EBITDA and Portfolio Cash Flow may not be the same as similar measures used by other companies or analysts. We compensate for these limitations by using the non-GAAP measures as supplements to GAAP measures and by presenting the reconciliation of the non-GAAP measures to their most comparable GAAP measure, being Net cash provided by operating activities.
A reconciliation of Adjusted EBITDA and Portfolio Cash Flow to Net cash provided by operating activities, the closest GAAP measure, is presented below (in thousands):

	Years Ended December 31,
	2025	2024
Net cash provided by operating activities (GAAP)	$2,489,823	$2,768,986
Adjustments:
Proceeds from available for sale debt securities(1),(2)	21,226	19,786
Distributions from equity method investees(2)	105,149	23,641
Interest paid, net(2)	214,983	113,088
Development-stage funding payments	452,000	2,000
Distributions to legacy non-controlling interests - Portfolio Receipts(2)	(354,901)	(362,280)
Payments for Employee EPAs	10,943	—
Adjusted EBITDA (non-GAAP)	$2,966,223	$2,565,221
Interest paid, net(2)	(241,983)	(113,088)
Portfolio Cash Flow (non-GAAP)	$2,724,240	$2,452,133

(1)
Amounts include quarterly repayments on the Cytokinetics Commercial Launch Funding and a quarterly repayment on the MorphoSys Development Funding Bonds in each of 2025 and 2024. The MorphoSys Development Funding Bonds were sold in January 2025.

(2)	The table below shows the line item for each adjustment and the direct location for such line item in the consolidated statements of cash flows.

Reconciling Adjustment	Statements of Cash Flows Classification
Interest paid, net	Operating activities (Interest paid less Interest received)
Distributions from equity method investees	Investing activities
Proceeds from available for sale debt securities	Investing activities
Distributions to legacy non-controlling interests - Portfolio Receipts	Financing activities

Royalty Pharma	2026 Proxy Statement | A-1

ROYALTY PHARMA

ROYALTY PHARMA PLC
THE PAVILIONS, BRIDGEWATER ROAD
BRISTOL, BS13 8AE
UNITED KINGDOM

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions electronically up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

VOTE IN PERSON
If you would like to attend the Annual General Meeting and vote in person, please review the requirements in the accompanying proxy statement.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V88854-P50333

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ROYALTY PHARMA PLC

The Board of Directors recommends a vote FOR the election of all the nominees for Director in Proposal 1 – Election of Directors and FOR Proposals 2 – 10.

1. Election of Directors

Nominees:	**For**	**Against**	**Abstain**
1a. Pablo Legorreta	☐	☐	☐
1b. Ted Love, M.D.	☐	☐	☐
1c. Bonnie Bassler, Ph.D.	☐	☐	☐
1d. Vlad Coric, M.D.	☐	☐	☐
1e. Catherine Engelbert	☐	☐	☐
1f. Carole Ho, M.D.	☐	☐	☐
1g. David Hodgson	☐	☐	☐
1h. Gregory Norden	☐	☐	☐
1i. Elizabeth Weatherman	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

V88855-P50333

ROYALTY PHARMA PLC
Annual General Meeting of Shareholders
June 4, 2026, 9:00 AM U.S. Eastern Time

This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) each and any of Pablo Legorreta, Terrance Coyne and Arthur McGivern, as proxies, each with the power of substitution, and hereby authorize(s) each and any of them to represent and vote the ordinary shares of the undersigned with all the powers which the undersigned would possess if personally present, at the Annual General Meeting of Shareholders of Royalty Pharma plc to be held at 9:00 AM (U.S. Eastern Time) on June 4, 2026 at 110 East 59th Street, New York, New York 10022 and at any postponement or adjournment thereof.

Shares represented by this proxy will be voted as directed by the shareholder. If no such directions are indicated, the Proxies will have authority to vote FOR the election of all nominees for Director in Proposal 1 - Election of Directors and FOR Proposals 2, 3, 4, 5, 6, 7, 8, 9 and 10.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

Continued and to be signed on reverse side